UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

Litman Gregory Funds Trust
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory

4 Orinda Way, Suite 200-D

Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

LITMAN GREGORY FUNDS TRUST

Annual Report

December 31, 2012

LITMAN GREGORY
MASTERS FUNDS

www.mastersfunds.com

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The four managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent the last couple of years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return -oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks. In the Focused Opportunities Fund, each stock picker may own no more than seven stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

°	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

°	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

°	The Value Fund includes managers who each take a distinct approach to assessing companies and defining value. Please note that the Value Fund is classified as a “non-diversified” fund; however, its portfolio has historically met the qualifications of a “diversified” fund.

°	The Focused Opportunities Fund uses multiple managers with diverse investment styles. However, even with this diversification, the fund is classified as a “non-diversified” fund, as it may hold as few as 15 stocks and no more than 21 stocks. In the future, if more sub-advisors are added, the fund could become more diversified.

•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii Litman Gregory Funds Trust

Contents

Our Commitment to Shareholders	2
Funds’ Performance	4
Letter to Shareholders	5
Litman Gregory Masters Equity Fund
Equity Fund Review	8
Equity Fund Managers	13
Equity Fund Stock Highlights	14
Equity Fund Schedule of Investments	17
Litman Gregory Masters International Fund
International Fund Review	19
International Fund Managers	25
International Fund Stock Highlights	26
International Fund Schedule of Investments	29
Litman Gregory Masters Value Fund
Value Fund Review	31
Value Fund Managers	36
Value Fund Stock Highlights	37
Value Fund Schedule of Investments	38
Litman Gregory Masters Smaller Companies Fund
Smaller Companies Fund Review	39
Smaller Companies Fund Managers	43
Smaller Companies Fund Stock Highlights	44
Smaller Companies Fund Schedule of Investments	47
Litman Gregory Masters Focused Opportunities Fund
Focused Opportunities Fund Review	48
Focused Opportunities Fund Managers	52
Focused Opportunities Fund Stock Highlights	53
Focused Opportunities Fund Schedule of Investments	54
Litman Gregory Masters Alternative Strategies Fund
Alternative Strategies Fund Review	55
Alternative Strategies Fund Managers	60
Alternative Strategies Fund Highlights	61
Alternative Strategies Fund Schedule of Investments	67
Expense Examples	84
Statements of Assets and Liabilities	86
Statements of Operations	88
Statements of Changes in Net Assets
Equity Fund	89
International Fund	89
Value Fund	90
Smaller Companies Fund	90
Focused Opportunities Fund	91
Alternative Strategies Fund	91
Financial Highlights
Equity Fund	92
International Fund	93
Value Fund	94
Smaller Companies Fund	95
Focused Opportunities Fund	96
Alternative Strategies Fund	97
Equity Investor Class	98
International Investor Class	99
Alternative Strategies Investor Class	100
Notes to Financial Statements	101
Report of Independent Registered Public Accounting Firm	124
Other Information	125
Index Definitions	126
Industry Terms and Definitions	128
Trustee and Officer Information	131
Privacy Notice	133

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents 1

Litman Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago we implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any of our funds.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2 Litman Gregory Funds Trust

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Litman Gregory Masters Focused Opportunities Fund & Litman Gregory Masters Value Fund are non-diversified funds, which means that they may concentrate more assets in fewer individual holdings than diversified funds. Though primarily equity funds, they may invest a portion of their assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward- looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 10, 21, 33, 40, 49 and 57 for each fund’s top contributors. See pages 11, 22, 34, 41, 50 and 57 for each fund’s portfolio composition. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Please see pages 126-127 for index definitions. You cannot invest directly in an index.

Please see pages 128-129 for industry definitions.

Funds’ Performance 3

Litman Gregory Masters Funds’ Performance

		Average Annual Total Returns
						Since
Institutional Class Performance as of 12/31/2012	1-Year	3-Year	4-Year	5-Year	10-Year	Inception
Litman Gregory Masters Equity Fund (12/31/96)	13.78%	9.14%	17.03%	-0.03%	6.02%	6.50%
Russell 3000 Index	16.42%	11.20%	13.49%	2.04%	7.68%	6.32%
Custom Equity Index	16.32%	10.52%	17.88%	1.64%	7.87%	6.25%
Lipper Multi-Cap Core Fund Index	16.15%	9.60%	15.81%	1.53%	7.62%	6.02%
Gross Expense Ratio: 1.28% as of 4/30/12

Litman Gregory Masters International Fund (12/1/97)	19.96%	5.20%	12.69%	-2.54%	9.94%	8.29%
S&P Global (ex U.S.) LargeMidCap Index	17.24%	4.34%	12.82%	-2.24%	10.27%	6.00%
Lipper International Large-Cap Core Fund Index	18.75%	3.76%	9.61%	-3.93%	7.38%	4.68%
MSCI EAFE Index	17.92%	4.03%	10.51%	-3.22%	8.70%	4.82%
Morningstar Foreign Large Blend Category	18.30%	3.94%	10.11%	-3.84%	7.60%	3.95%
Gross Expense Ratio: 1.26% Net Expense Ratio* as of 4/30/12: 1.11%

Litman Gregory Masters Value Fund (6/30/2000)	13.31%	8.36%	16.35%	-0.71%	5.68%	4.39%
Russell 3000 Value Index	17.55%	10.92%	13.07%	0.83%	7.54%	5.18%
Lipper Large-Cap Value Fund Index	15.88%	8.62%	12.50%	0.18%	6.42%	2.86%
Gross Expense Ratio: 1.39% Net Expense Ratio* as of 4/30/12: 1.37%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	18.51%	13.33%	21.68%	3.88%	n/a	7.84%
Russell 2000 Index	16.35%	12.25%	15.81%	3.56%	n/a	8.36%
Lipper Small-Cap Core Fund Index	15.95%	11.91%	17.18%	3.96%	n/a	8.69%
Gross Expense Ratio: 1.54% as of 4/30/12

Litman Gregory Masters Focused Opportunities Fund (6/30/2006)	17.55%	11.93%	20.28%	1.18%	n/a	3.61%
S&P 500 Index	16.00%	10.87%	14.57%	1.66%	n/a	4.01%
Gross Expense Ratio: 1.44% Net Expense Ratio* as of 4/30/12: 1.36%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	9.41%	n/a	n/a	n/a	n/a	10.38%
Barclays Aggregate Bond Index	4.23%	n/a	n/a	n/a	n/a	4.30%
S&P 500 Index	16.00%	n/a	n/a	n/a	n/a	23.13%
40/60 Blend of S&P 500 Index & Barclays Aggregate Bond Index	8.96%	n/a	n/a	n/a	n/a	11.71%
3-Month LIBOR	0.52%	n/a	n/a	n/a	n/a	0.47%
Gross Expense Ratio: 1.98% Net Expense Ratio* as of 4/30/12: 1.75%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The funds impose a 2.00% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly. See pages 126-127 for the index definitions.

*Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2012. Through April 30, 2014, Litman Gregory has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund and 1.02% of the Focused Opportunities Fund. Litman Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman Gregory has agreed not to seek recoupment of advisory fees waived. Through April 30, 2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub- advisor breakpoints, changes in the sub-advisory fee schedules or allocations within the Equity Fund, the International Fund, the Value Fund, and the Focused Opportunities Fund. Through April 30, 2014, Litman Gregory has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2014 (unless otherwise sooner terminated) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement, exclusive of dividend and interest expense, for the Institutional Class will not exceed 1.49%.

4 Litman Gregory Funds Trust

Dear Fellow Shareholder,

Despite continued subpar global economic growth and the presence of a number of macro risks, mostly debt related, the global stock market performed quite well in 2012. In this environment four out of six Litman Gregory Masters Funds out-returned their benchmarks during the year.

The year served as a reminder of the old adage about the stock market’s ability to climb a wall of worry. Worries about the fiscal cliff, Europe’s sovereign debt and banking crisis, and the possibility of a hard landing in China were all in the headlines. But even though the underlying problems largely remain, a disaster scenario did not play out and the risk of a worst case seemingly declined in the year’s second half. This was enough for investors, even though the global economy, and the developed world in particular, still face significant risks. As an example, simply avoiding (by partially delaying) the fiscal cliff with a last minute agreement, fueled a 1.7% surge in the S&P 500 on the last day of the year. According to Ned Davis Research, that was the best final-day return for the index in 38 years.

It was a particularly notable year for two of the Litman Gregory Masters Funds:

The International Fund reached its 15th anniversary in December. As of the end of 2012, the fund’s average annual return since its inception was ahead of each of its three benchmarks by a wide margin (see performance table on page 4). As of December 31, 2012 it out-returned the Morningstar Foreign Large Blend category peer group by 4.34 percentage points (average annual return) and its peer ranking within the Morningstar Foreign Blend category was in the top 7 percent among 166 funds, as of 12/31/12. Over the 15 calendar years, the fund ranked in the top quartile in 10 of the years and in five of those years returns were in the top decile. (The fund’s Morningstar percentile ranking over the one-, three-, five -, and 10-year periods is 23%, 25%, 31%, and 14% among 786, 713, 589, and 325 foreign large blend funds, respectively, based on total return as of December 31, 2012.) An April Morningstar analyst report states, “This fund has all the makings of a superior stand-alone foreign offering,” and “Litman Gregory has proven it has what it takes to oversee its sub -advisors lineups well.” (Go to www.mastersfunds.com to read the full article.) Looking under the hood reveals more to the story. See the International Fund report for more in-depth analysis beginning on page 19.

The Alternative Strategies Fund completed its first full year of operation. The fund out-returned its benchmarks for the year and also ranked in the top 15% among 203 funds in the Morningstar Multialternative category peer group for the period ending 12/31/12, based on total returns. We were particularly pleased that the fund was able to beat the 40/60 stock/bond benchmark we track in a year when stock market performance was quite strong. We’ve stated in the past that the fund may be more prone to trailing that benchmark in years of strong stock performance because the fund will typically have less exposure to the stock market. That was certainly true in 2012 with the fund’s net stock market exposure well below 40%. While we are pleased with the absolute return generated by the Alternative Strategies Fund so far in its short life, it is also important to understand that it was achieved while exhibiting very low volatility. The fund’s standard deviation of 3.1% was lower than that of all of its benchmarks, including the bond market. It was about one -sixth of the level exhibited by the S&P 500 over the same period. This contributed to a very high Sharpe ratio of 4.5. (The Sharpe ratio is a measure of risk-adjusted return.) It is still early in this fund’s life but the performance is very encouraging and we remain extremely confident in the team of sub-advisors running the fund. See page 55 for a more detailed update.

As expected, the equity funds continue to be characterized by individual stock picking, which leads to portfolios that are very different from their index benchmarks. The stocks in the fund portfolios are ones that reflect a favorable relationship between the underlying company fundamentals and the pricing of the stock, in the opinion of the sub-advisors. Here are two examples:

Fiat Industrial is owned by David Herro in the International Fund. Fiat is an Italian-listed capital goods company which was spun off from Fiat SpA early in 2011. The company includes a large majority ownership in Case New-Holland, the second-largest manufacturer of agricultural equipment worldwide and also a leading manufacturer of construction equipment. Fiat also owns Iveco, a leading manufacturer of trucks and special vehicles, and engine manufacturer Fiat Powertrain Industrial. According to Herro, the spin-off from Fiat has resulted in improved management focus, better operating efficiencies and an improved capital structure. In addition the company has developed an engine technology that Herro believes offers material advantages relative to competitors. Herro’s analysis suggests that the company’s EBIT (earnings before interest and taxes) is depressed relative to cyclical and company-specific factors and that management will continue to drive improved profitability at all points in the profit cycle. Herro’s analysis suggests the firm has the potential to achieve mid-to- high teens after- tax returns on capital through the business cycle. Moreover, Herro believes the company’s value is masked by a discount due to its Italian listing. See page 26 for more detail on Fiat Industrial.

Eagle Materials is owned by Frank Sustersic in the Smaller Companies Fund. Eagle is a diversified manufacturer of building products. The company sells four primary materials including gypsum wallboard, cement, recycled paperboard, and concrete and aggregates. Growth opportunities are primarily driven by the U.S. construction industry. The continued recovery of the housing industry is driving improved demand for gypsum wallboard, cement, and concrete and aggregates. Sustersic believes the residential housing industry is likely to experience a strong multi-year run and that this will lead to more demand growth that will directly benefit Eagle. Two-thirds of Eagle’s revenue is tied to residential construction. There is also opportunity in non-residential construction. Moreover, the wallboard industry is coming off a multi-decade pricing trough. Sustersic believes Eagle is well positioned to pick

Funds’ Performance 5

up market share in this environment because Eagle has a lower cost structure that allows it to aggressively price relative to its key competitors. So Eagle is a company that Sustersic believes will pick up market share in growing markets with improved pricing. In terms of valuation, Sustersic says the company is trading at a 20% to 30% discount to its peers. See page 45 for more detail on Eagle Materials.

Looking Forward

Though we believe some of the macro risks investors have been concerned about have subsided, we continue to believe that equity markets will be challenged for several more years as developed world debt deleveraging continues. Looking ahead we continue to have confidence in the ability of the our equity sub- advisors, working within the Litman Gregory Masters Funds structure, to do well relative to each fund’s stock market benchmarks. Obviously this outcome is uncertain and each fund has experienced difficult periods at times. But we have been particularly encouraged by the performance of each equity fund post the 2008 financial crisis. The period also has been characterized by fairly stable sub-advisor line-ups for the funds after a number of sub-advisor changes were made in the 2007-2008 period.

Trailing Four-Year Cumulative Performance as of December 31, 2012

The benchmarks for the Equity Fund, International Fund, Value Fund, Smaller Companies Fund, and Focused Opportunities Fund are the Russell 3000 Index, the S&P Global (ex-U.S.) LargeMid- Cap Index, the Russell 3000 Value Index, the Russell 2000 Index, and the S&P 500 Index, respectively.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please click www.mastersfunds.com. The funds impose a 2.00% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

And for investors who are looking for an alternative to the stock market that offers more potential stability and downside protection and also the potential to capture better returns than bonds, we are enthusiastic about the Alternative Strategies Fund and look forward to continuing to build its track record.

The partners, employees of Litman Gregory, and the Independent Trustees of the Litman Gregory Masters Funds continue to hold substantial investments in the funds. As of the end of 2012 the combined investment among these groups was $17.7 million. This meaningful investment reflects our confidence in and commitment to the funds.

As always we will continue to work hard to reward your trust and confidence in the Litman Gregory Masters funds.

Sincerely,

Ken Gregory and Jeremy DeGroot

6 Litman Gregory Funds Trust

Morningstar Rankings represent a fund's total-return rank relative to all funds that have the same Morningstar Category.

The Morningstar percentile ranking is based on the fund's total-return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

MSILX	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Total Return % Rank Category	23	82	7	17	66	7	66	4	85	15	25	16	6	5	59
# of Funds in Category as of 12/31/12	786	817	829	823	778	743	657	608	551	504	482	439	396	340	302

Morningstar rankings are based on the MSILX class of shares. Rankings for other share classes will be different.

© 2013 Morningstar inc. All rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Funds’ Performance 7

Litman Gregory Masters Equity Fund Review

For the 2012 calendar year, the Litman Gregory Masters Equity Fund produced a total return of 13.8%, which trailed the 16.4% performance of the Russell 3000 Index benchmark as well as the 16.2% return of the Lipper Multi-Cap Core Fund Index. After a rough start to the year the fund’s performance improved significantly later in the year. During the fourth quarter the Equity Fund returned 9.2% compared to 6.5% for the Russell 3000 Index benchmark and 8.1% for the Lipper Multi-Cap Core Fund Index. This latter period also coincided with declining correlation between individual stocks and the overall stock market indexes. Correlations have been extremely high in recent years compared to the last 40 years. In our opinion this has made it more difficult for active managers to add value over an index. We don’t believe this will be a permanent condition; however it is too soon to know if the recent drop in correlations will be a sustainable trend.

Litman Gregory Masters Equity Fund
Performance as of 12/31/2012

	Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year	Since Inception
Institutional Class	13.78%	9.14%	-0.03%	6.02%	6.50%
Russell 3000 Index	16.42%	11.20%	2.04%	7.68%	6.32%
Custom Equity Index	16.32%	10.52%	1.64%	7.87%	6.25%
Lipper Multi-Cap Core Fund Index	16.15%	9.60%	1.53%	7.62%	6.02%
Investor Class	13.51%	8.91%	n/a	n/a	15.34%
Russell 3000 Index	16.42%	11.20%	n/a	n/a	17.21%
Custom Equity Index	16.32%	10.52%	n/a	n/a	16.68%
Lipper Multi-Cap Core Fund Index	16.15%	9.60%	n/a	n/a	16.14%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2012, the gross expense ratio for the Institutional Class was 1.28%; and for the Investor Class was 1.53%. Through 04/30/2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date for the Institutional Class is 12/31/1996; for the Investor Class, 4/30/2009. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

The fund’s performance has been strong since the end of the financial crisis. Although shorter-term results have been mixed since the end of 2008, over the entire four-year period from 1/1/2009 to 12/31/2012, the fund’s annualized return of 17.0% is ahead of the Russell 3000 Index benchmark by 1.7 percentage points. This period also followed manager changes made in 2008 which we view as material to the fund—particularly the removal of one sub-advisor who underperformed his benchmark by a very sizable margin during a rough stretch for the fund in the mid-to-late 2000s.

Longer term, the fund’s performance is modestly ahead of its benchmarks since inception. However, underperformance in the mid to late 2000s still is negatively impacting its trailing performance over other time periods. As of the end of 2012, the fund lagged its benchmarks over the trailing three, five, and 10 years. Breaking down the performance over the entirety of the fund’s life, performance was strong from inception through 12/31/2004 (an annualized return 2.8 percentage points better than the Russell 3000 Index), and has also been strong in the four years since 2008. However, the period from 2004 through 2008 was very poor (underperformance was in excess of five percentage points per year) and damaged the fund’s long-term record.

Another way to break down performance is to look at rolling returns. Rolling return analysis shows how the fund has tended to have much more consistent relative performance over longer time periods. For example, the Equity Fund has beaten its Russell 3000 benchmark in 55% of the 12-month rolling periods since the fund’s inception, yet over the same 16-year period it has outperformed the benchmark in 73% of rolling 10-year periods. The longer period rolling return record is much more impressive and this is not surprising to us given the fund’s high “active share” portfolio. Still it is our goal going forward to outperform in 100% of future rolling 10-year periods. We believe the manager changes we made in 2008 are a step in the right direction as we pursue this goal.

Portfolio Commentary

Performance of managers: Three of the fund’s seven stock pickers outperformed their respective benchmarks in 2012, in each case by at least 1.8% net of the management fee each sub-advisor charges to the fund. Two managers underperformed by less than one percentage point, and two trailed their benchmarks by wide margins. All the sub-advisors produced gains for the year, with individual returns net of fees ranging from 1.5% to 21.1% over the past 12 months. During the final quarter of 2012, six of the seven managers beat their benchmarks.

Longer-term, all four of the original managers who have been on the fund since inception have out-returned their benchmarks over their full tenure with fund. Of the other three managers currently on the fund, two have out-returned their benchmarks.i

Sector and stock-picking impact: We focus on the performance of individual stocks rather than the effect of sector allocation when discussing the performance of our funds, though at times sector exposure may provide some insight into the fund’s relative performance. Based on attribution data for 2012, the fund’s sector allocations contributed positively to relative performance, though the effect in seven of the 10 benchmark sectors was roughly neutral. The most significant benefit came from the fund’s overweight to financial stocks, adding 0.75 percentage points. This was the highest-returning sector in the Russell 3000 Index, up over 26% in 2012, and on average the fund held 24.1% in this sector compared to 22.1% for the benchmark.

8 Litman Gregory Funds Trust

Stock selection was the main driver of the Equity Fund’s relative performance in 2012. The greatest value added came in the materials sector, led by a 73% gain for Cemex S.A.B. de C.V., a Mexican concrete company that was a significant detractor in 2011. On average, the fund’s materials sector holdings returned 55% compared to a return of 17.4% for this sector in the benchmark. Stock selection was also positive in the consumer discretionary and telecommunications sectors. But these could not offset the negative impact of picks in health care, energy, and financials. In each case, most of the underperformance could be traced to one stock within the sector. Health Net, Inc., Chesapeake Energy Corp., and Fairfax Financial Holdings Ltd. all suffered double-digit losses for the year. The fund’s sub-advisors continue to hold all three names.

Leaders and laggards: The table on page 10 lists the greatest contributors to and detractors from performance for the year.

For the second consecutive year, Visa was the best contributor to performance. The stock gained 50% and remains among the fund’s top holdings. It is interesting to note that the stock is owned by value manager Clyde McGregor of Harris Associates and growth manager Sands Capital. The company’s vast payment network processes over half of all credit and debit transactions globally, and this network only increases in value as the number of card holders and merchants expands. This market share and the scale of the company’s technology investments create strong barriers to competition, and both sub-advisors see potential for a sustained period of earnings growth as consumers, especially those in emerging economies, continue the shift from paper-based to electronic payments. In 2012, the stock benefitted from favorable developments with respect to the Durbin amendment, which impacted the pricing of debit card transactions, and the preliminary settlement of a class-action lawsuit brought by merchants over credit card fees. See page 14 to read Clyde McGregor’s comments on Visa.

Bank of New York Mellon rose 32% during 2012 and was the third-best contributor in 2012 after being the worst detractor in 2011. Although pricing in the company’s core asset custody business has been under pressure, sub-advisor Chris Davis believes an increase in short-term interest rates could lift the company’s earnings 20% to 25% and he is optimistic that the company’s new CEO will improve its capital allocation, including the potential for significant share repurchases at depressed valuations.

Three of the other top five contributors also gained more than 50% in 2012. HSN, Inc. and Snap-On, Inc. (up 54% and 59%, respectively) remain in the fund’s portfolio as of year-end. JDA Software Group, Inc. was added to the fund in May by McGregor, with an average cost under $28, and was tendered for $45 per share in December as a result of the firm’s merger with RedPrairie. The stock returned 63% during the fund’s holding period.

The five largest detractors in 2012 were still held in the fund as of the end of the year. The worst detractor was Dell, Inc., which lost nearly 30% of its market value. Sub-advisor Mason Hawkins thinks investors have been too focused on declining sales in the company’s PC business and do not fully appreciate the value of Dell’s higher-margin enterprise segments, which now represent more than half of its profits. A significant net cash position, including finance receivables that Southeastern believes could be sold for over $6 per share, helps provide an anchor to their valuation of Dell. At a year-end price of just over $10, the stock is selling at a low multiple of its free cash flow of more than $2 per share. Hawkins believes the intrinsic value of the stock is in the mid-20s.

Health Net, Inc. was added to the fund in 2012 and fell 35% during the period of ownership. The managed-care company posted disappointing earnings results in 2012, based on poor underwriting related to challenges in transitioning its 2011 claims processing to comply with new federal guidelines. McGregor believes management has addressed the systems issues that contributed to this problem, and because Health Net’s contracts are re-priced each year, the impact to earnings may be short-lived if management can execute more effective pricing in 2013. The company has a strong position in the California market, which could make the firm an attractive acquisition target for a larger managed-care competitor. As implied by recent private-market transactions, McGregor estimates Health Net is trading around half of its value on a per-member basis.

The stock of Chesapeake Energy Corp. declined 24% in 2012, as a combination of lower natural gas prices, questions about the company’s ability to service debt, and controversy surrounding its CEO’s financial incentives pushed the stock below $14 in May. Southeastern Asset Management and another activist investor pushed for improved corporate governance, replacing several board members and successfully lobbied for the termination of a profit-participation program they had opposed. Chesapeake also made progress in improving its balance sheet by selling non-core assets (at favorable prices, in Hawkins’ view) as well as paying down and refinancing debt at lower rates. While the stock rebounded from its low to close 2012 near $17, Hawkins believes the company has assembled the best collection of shale oil and gas assets in the United States and is worth nearly three times that price.

It is important to understand that the fact that a stock has lost (or made) money for Masters in a given period tells us nothing about how successful the holding was or will ultimately become. The fund will own some stocks for significantly longer periods and the success of these holdings must be judged over the entire holding period and therefore won’t be known until they are eventually sold.

Fund Summary 9

Litman Gregory Masters Equity Fund Contribution by Holding For the Year Ended December 31, 2012

Top Contributors

Portfolio
Security	Contribution
Visa, Inc. - Class A	1.35%
HSN, Inc.	1.30%
Bank of New York Mellon Corp.	1.11%
Snap-on, Inc.	0.99%
Jda Software Group, Inc.	0.88%
Cemex S.a.b. de C.V. - ADR	0.82%
Apple, Inc.	0.78%
Cheung Kong Holdings Ltd. - ADR	0.71%
American Express Co.	0.68%
Walt Disney Co. (The)	0.66%

Bottom Contributors

Portfolio
Security	Contribution
Dell, Inc.	-0.83%
Health Net, Inc.	-0.78%
Chesapeake Energy Corp.	-0.52%
Canadian Natural Resources Ltd.	-0.47%
Fairfax Financial Holdings, Ltd.	-0.42%
New Oriental Education & Technology Group	-0.30%
United Rentals, Inc.	-0.27%
Jds Uniphase Corp.	-0.22%
Coldwater Creek, Inc.	-0.22%
Newfield Exploration Co.	-0.21%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio Mix: The Equity Fund’s sector weightings will often vary widely from those of its benchmark. This reflects the managers’ bottom-up stock selection process in which little or no consideration is given to how their sleeves’ sector weights compare to the index.

As in 2011, the fund’s largest sector deviation from the Russell 3000 Index at year-end was its allocation to consumer staples. The portfolio holds only one stock, Costco Wholesale, in this sector and has less than one percent invested in consumer staples compared to over nine percentage points for the benchmark. Exposure to health care decreased in 2012, as names such as Merck & Co., Inc. and Lab Corp. were sold from the portfolio, and the fund now has a significant underweight to this sector, with 7.1% in health care stocks compared to 11.8% for the Russell 3000 Index. The fund has no current investments in the utilities sector, which represents its third-most underweighted sector compared to the benchmark, which has about 3.5% in utilities.

The fund’s weighting in financial stocks increased during 2012, and its year-end allocation of 25.3% represents the largest overweighting versus the benchmark, which has 16.8% in the sector. Wells Fargo was added during the year, but the majority of the portfolio’s exposure continues to be in non-bank financials, including American Express Co. and insurance-related companies such as Alleghany Corp., AON Plc, and Berkshire Hathaway, Inc.. The fund also has a meaningful overweight in consumer discretionary stocks, with a weight of 16.4% compared to 12.5% for the Russell 3000 Index. The portfolio has a diverse range of holdings in this sector; examples are auto components supplier Lear Corp., media companies like Comcast Corp. and DIRECTV, homebuilder Lennar Corp., and a number of retailers including Amazon.com, Inc.. In 2012, the fund’s allocation to the industrial sector shifted from an underweight position at the beginning of the year to a sizable overweighting versus the benchmark at year-end, as Atlas Air Worldwide was added to the portfolio, and a second sub-advisor purchased FedEx.

The fund’s 15.4% weighting in foreign-domiciled companies is at its highest level since late 2010. This exposure is split about evenly between large-cap and mid-cap stocks. Many of the larger foreign stocks have been held in the portfolio for years, such as Canadian Natural Resources Ltd. (since 2007) and Cenovus Energy, Inc. (since 2009) but five of the six additions in 2012 were mid-sized companies. One of these is gold miner Agnico-Eagle Mines Ltd., purchased in March by Dick Weiss. MercadoLibre, Inc., the dominant e-commerce provider in Latin America, was added by Sands Capital during the market decline in May. More recently, the Turner team bought NXP Semiconductors N.V. (based in the Netherlands) and United Tractors Tbk PT (domiciled in Indonesia). Long-time holding Cemex S.A.B. de C.V., a Mexican cement producer, was sold late in the year and replaced with French competitor LaFarge S.A..

During 2012, the fund’s weighted-average market cap increased slightly to $42.2 billion, but as has been the case throughout its history, the portfolio contains companies of all sizes. These range from micro-caps such as $236 million Symmetricom, Inc. (owned by Weiss) and $558 million Computer Programs and Systems (held by Friess Associates) to mega-caps like Google, Inc. and Apple, Inc., which closed the year with a market cap over $500 billion. Just under half of the fund is in small- and mid-cap stocks, as of year-end, and we believe the sub-advisors’ flexibility to pursue opportunities across the market cap spectrum represents an advantage for the fund. The fund’s cash allocation of 3.4% is below its historical average and has not been this low since late 2008.

10 Litman Gregory Funds Trust

By Sector
	Sector Allocation
	Fund	Fund	Russell 3000
	as of	as of	as of
	12/31/12	12/31/11	12/31/12
Consumer Discretionary	16.4%	13.7%	12.5%
Consumer Staples	0.6%	0.5%	9.3%
Energy	9.4%	11.2%	9.9%
Finance	25.3%	22.1%	16.8%
Health Care & Pharmaceuticals	7.1%	10.1%	11.8%
Industrials	13.5%	9.3%	11.3%
Materials	3.8%	4.2%	4.1%
Technology	18.5%	22.8%	18.2%
Telecom	2.0%	1.3%	2.7%
Utilities	0.0%	0.0%	3.4%
Cash Equivalents & Other	3.4%	4.8%	0.0%
	100.0%	100.0%	100.0%

By Domicile	By Market Capitalization

Market Capitalization:

Micro-Cap < $565 million

Small-Cap $565 million - $2.61 billion

Small/Mid-Cap $2.61 billion - $6.35 billion

Mid-Cap $6.35 billion - $17.4 billion

Large-Cap > $17.4 billion

Totals may not add up to 100% due to rounding

Fund Summary 11

In Closing

Litman Gregory Masters Equity Fund has beaten its benchmark over its 16-year life but not by a margin that we deem to be satisfactory. And its poor performance in the 2005 through late 2008 period is still damaging to its longer term record. Since the manager changes we made in 2008 the fund has performed better. Litman Gregory remains committed to doing all we can as we seek to deliver long-term performance that is in line with our original expectations for this fund. We seek to deliver a higher margin of outperformance than we have achieved over the past 16 years and more consistent performance over five- and 10-year periods. Pursing these goals will continue to be a key focus for our team in 2013 and beyond.

[i]	The managers and their respective benchmarks are: Bill D’Alonzo: Russell 2500 Growth Index; Christopher Davis and Ken Feinberg: S&P 500 Index; Mason Hawkins: Russell 3000 Value Index; Clyde McGregor: Russell 3000 Value Index; Frank Sands Jr and Michael Sramek: Russell 1000 Growth Index; Bob Turner and Jason Schrotberger: Russell 1000 Growth Index; Dick Weiss: Russell 2000 Index.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

12 Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis	Davis Selected Advisers, L.P.	20%	Mostly large companies	Blend
Kenneth Feinberg
Bill D’Alonzo and Team	Friess Associates, LLC	10%	All sizes but mostly	Growth
			small-and mid-sized
			companies
Mason Hawkins	Southeastern Asset	20%	All sizes and global; may	Value
	Management, Inc.		have up to 50% in foreign
			stocks
Clyde McGregor	Harris Associates L.P.	20%	All sizes but mostly	Value
			large- and mid-sized
			companies
Frank Sands, Jr.	Sands Capital	10%	All sizes but mostly	Growth
A. Michael Sramek	Management, LLC		large- and mid-size
			companies
Robert Turner	Turner Investment	10%	All sizes	Growth
Frank Sustersic	Partners, Inc.
Jason Shrotberger
Richard Weiss	Wells Capital	10%	All sizes but mostly	Blend
	Management, Inc.		small-and mid-sized
			companies

Equity Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1996 to December 31, 2012 compared with the Russell 3000 Index, Lipper Multi-Cap Core Funds Index and Custom Equity Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary 13

Litman Gregory Masters Equity Fund Stock Highlights

Canadian Natural Resources Ltd. – Chistopher Davis / Kenneth Feinberg

The energy industry is characterized by high capital-intensity driven by the need for constant reserve replenishment (a barrel of oil produced must be replaced). Amplifying this dilemma is the fact that the industry has limited pricing power – oil and gas are tradable commodities. In looking at potential energy investments, we are careful in selecting for business attributes which we think can substantially mitigate these challenges. Specifically, we want to invest in companies which 1) have long- lived, low-cost reserves; 2) have a proven management team with a history of conservative capital allocation and 3) are trading at prices which we believe could give us a substantial margin of safety, given the inherent risks involved.

With the above criteria in mind, we purchased shares of Canadian Natural Resources Ltd. (CNQ) in late 2007. Founded in 1989, CNQ is a Canadian-based energy company which owns some of the largest unconventional oil reserves in the world, including leading positions in the Alberta tar sands. CNQ currently reports 4.8BN barrels of proven reserves, but this likely significantly underestimates the actual reserves, which are closer to 8BN+ barrels. With so many barrels in reserve, CNQ can produce at current rates for 40+ years without the need for further exploration activity. In contrast, a typical energy company can produce at current rates for at most 10-12 years before its reserves run dry. With CNQ, shareholders have very little reserve-replenishment risk.

CNQ also possesses one of the best all -around management teams in the industry. The two founders of the company own over $1BN of stock and are still active in day-to-day operations – there is little doubt that the interests of CNQ management are aligned with their shareholders. Through decades of growth, management has kept to a conservative financial philosophy, consistently keeping capital expenditures well within the cash flow generated. This has resulted in a very manageable and consistent debt-to-equity ratio of .35x. That they have managed to do this in an industry which consistently outspends cash flow in favor of debt speaks volumes about their disciplined approach to capital management.

Finally, we believe that CNQ shares are significantly undervalued. The market currently assigns CNQ with an enterprise value of $39.6BN. Using the reported 4.8BN of proven reserves as a measure, this means that the market is valuing CNQ at ~$8 per barrel of proven reserves. In comparison, recent M&A transactions in areas adjacent to CNQ’s properties have valued proven reserves well in excess of $20 per barrel. Thus, CNQ stock is being offered at a 60% discount to current market transactions. This is a value proposition we think investors will, over time, come to appreciate.

The past years have not been kind to CNQ’s share price, primarily due to lower commodity prices and some execution missteps which slowed production growth. We believe these factors to be temporary, but will reassess our investment thesis should they prove structural. Meanwhile, investors in CNQ are compensated with a cheap price for a highly valuable asset and should anticipate years of “barrel creation” to come.

Lennar Corp. – Bill D’Alonzo

While some homebuilders used the debt market just to stay afloat during the worst of the downturn, Lennar viewed leverage as a way to bolster its land portfolio at a considerable discount. We believe the company’s decision to use low-cost debt to buy attractive land at depressed prices should enhance profits as homebuilding activity increases and land values rise.

NYSE-listed Lennar Corp. builds and sells affordable, move-up and retirement homes in 18 states. Last year, the company delivered 10,845 homes at an average price of $ 244,000. Lennar also provides title and mortgage-related services. Outside of its core operations, the company maintains investments in a portfolio of numerous joint ventures and operates a distressed real estate unit, Rialto Investments.

August- quarter earnings grew to $0.40 from $0.11 a year ago, beating the consensus estimate by more than 40 percent. Revenue increased 34 percent due to a combination of higher average sale prices and lower incentives versus the year- ago period. Mortgage-unit revenue surged 60 percent during the quarter due to refinancing activity and programs aimed at lowering homeowner borrowing costs.

Lennar’s overall strategy remains focused on building high-quality, affordable homes in prime locations. New home closings increased 28 percent during the quarter as sales-per-community continued to rise from depressed levels.

The Friess Associates team spoke with Chief Financial Officer Bruce Gross regarding the operating leverage inherent in Lennar’s homebuilding activity. Cost reductions and controls put in place during the downturn are helping offset raw- material inflation. At the same time, the company’s land position provides an ongoing competitive advantage. We believe industry leading profit margins have room for further expansion with sales volumes expected to increase next year.

Lennar is expected to finish its fiscal year ended November 2012 with earnings of $2.98 per share, up from just $0.48 per share in the previous fiscal year.

Visa, Inc. – Clyde McGregor

At Harris Associates, we always prefer to own shares of companies that we understand to have protective moats surrounding their business. Visa, Inc. (V) is our portfolio’s holding that best demonstrates that attribute. Given that all of us reading this letter have at least some experience with and knowledge of Visa, it may be surprising that the financial services industry has difficulty appropriately classifying Visa. Is it a financial company? A technology company? We believe that it is best seen as a sort of technology company because the company’s above average profitability derives from the investment in its network. The network ties more than 20,000 financial institutions to millions of merchants around the world. More than two billion Visa cards exist today.

In 2012 Visa will process more than 80 billion transactions. All of this processing is routed through a single tech center in Ashburn, Virginia. This facility went live late in 2010, and it is estimated to have cost $430 million. It processes roughly 8,000 transactions per second, and it has been tested to more

14 Litman Gregory Funds Trust

than 32,000. Its power, cooling, and other key features have built-in redundancies, and the facility even has food and other supplies to enable operation for 45 days. The physical layout allows for another significant hardware expansion, which could allow for multiples of increased processing capacity. It is this massive commitment to its network that makes it so difficult for competitors to enter this market. And it should be noted that the alternative payments methodologies that have entered the market have found it necessary to include Visa and MasterCard in order to enhance their legitimacy.

We also prefer to invest in companies that we believe have the wind behind their sails. In Visa’s case, it is the continual movement of merchant transactions from paper to electronic that provides the company unavoidable growth. Developed economies have seen their transactions move toward a 50:50 paper vs. electronic split, while emerging economies, though continuing to move in this direction, are not very far along in this evolution. The financial dynamics which the combination of leading market share, lowest cost network, and worldwide electronic transaction growth provide are quite powerful. This has helped to enable the company to repurchase its shares with unusual vigor, helping to enhance earnings per share growth.

Finally, the company recently announced a CEO transition that we view with favor. All in all we find Visa to be a remarkable business franchise with wonderful financial dynamics that continues to merit a place in our portfolio despite trading at a comparatively high earnings multiple.

Schlumberger Ltd. – Sands Team

We believe that several important secular trends have emerged over the past decade that are capable of supporting sustainable, above-average growth for well-positioned energy businesses. The first is the significant increase in global demand for oil and gas, driven by rapid economic growth and modernization in industrializing economies. The second, more important, trend is the increasing complexity associated with growing oil and gas supply to meet this higher demand.

We think Schlumberger Ltd. is uniquely poised to benefit from these trends. Its technologies are critical to enabling oil and gas companies to manage the risks, rising costs, and complexity associated with hydrocarbon production, placing Schlumberger at a key industry chokepoint. We believe Schlumberger’s integrated product suite and market-leading subsurface expertise position the company to not only benefit from its privileged position, but also expand on it to take share. While upstream capex is inherently cyclical in the short-term, this cyclicality is around an upwards secular growth trend, with upstream capex increasing 10% per year over the last 40 years.

We believe Schlumberger’s brand, scale, technology, and the depth and breadth of its product portfolios provide the company a wide competitive moat in many of the highest margin, highest value-added markets within the oil and gas industry. Furthermore, Schlumberger’s strong reputation, deeply entrenched relationships, large international footprint, and culturally diverse workforce grant the company an advantage in winning business with government-owned oil companies, who are continuously ratcheting up “local content” requirements in many of the largest and fastest-growing oilfield service markets. Finally, Schlumberger’s scale allows the company to spend more on R&D and targeted acquisitions than its competitors, which has led to the development of numerous breakthrough technologies (e.g., HiWAY channel fracturing, which has the potential to dramatically increase oil and gas production from shale, as well as the IsoMetrix family of 4D marine seismic products and services, which we believe could represent the next major evolutionary step in the way seismic data is acquired and processed). These innovations broaden Schlumberger’s potential market and deepen the company’s technological advantage. We believe that these advantages will strengthen as the industry moves into more complicated geologies, where demand for advanced technologies is stronger, standards for execution are more strenuous, and risks are higher.

We believe that growing demand for Schlumberger’s solutions, share gains, and margin expansion from the mix shift toward higher- margin services, better pricing, and increased scale will lead to an average of over 20% annual EPS growth over the next five years. In our view, relative to its historical average forward P/E of 20x, Schlumberger is attractively valued at 13x our 2013 EPS. We believe that Schlumberger remains well-positioned to add value over our investment horizon.

Stratasys, Inc. – Turner Team

Stratasys, Inc. develops and manufacturers 3D printers and solutions used in design, prototyping, and production. Through a computer aided design workstation, the user is able to design and manufacture products and/or models using Fused Deposition Modeling (FDM) technology. This technology utilizes a plastic or metal filament that is melted and dispensed through a nozzle to create layers which eventually build up to the end product. This “additive” technology reduces wasted material, allows for quicker production, and improved production precision and quality. 3D printing applications are found in a variety of end markets such as commercial manufacturing, aerospace, automotive, healthcare, military, education, and computer aided design (CAD). Stratasys solutions are primarily geared toward the professional market, whereas certain competitors are targeting the lower end hobbyist/consumer market. The company’s product lines include their MOJO product, aimed at desktop users and the lower end of the professional market, their uPrint product, targeted for the mid-sized market, their Dimension product, their top selling product designed for larger end products, and their Fortus product, which includes large prototypes or low quantity production of end-user products.

Growth Opportunities:

According to industry consultants, the 3D printer market was $1.7 billion last year, and is expected to exceed $6.5 billion by 2019, which implies a compound annual growth rate of 18%. Driving this growth is an increasing product awareness and adoption, improving technology, the use of new production materials such as metals and alloys, and demand for more efficient forms of production. We expect Stratasys will outpace the market given the company’s product breadth, technological leadership, up-sell opportunities, and market share gains.

Stratasys recently acquired Objet, a privately held Israeli based manufacturer of 3D printers. The complimentary nature of the two companies’ respective product lines should result in an unmatched product portfolio. Objet utilizes Poly-Jet technology, which is the process of injecting a photo-polymer through an inkjet printer head to achieve a higher resolution finish and a

Fund Summary 15

better quality output. Stratasys’ Fused Deposition Modeling (FDM) technology results in a stronger end product, but Poly - Jet results in higher quality finishes. The combined company will be able to leverage each company’s technological know-how and individual sales and distribution footprints, which should result in significant channel synergy. The management team of Stratasys expects long-term growth targets for the combined company of at least 20% annual revenue growth and non-GAAP operating margins between 20 to 25%.

As the installed base of printer systems grows, we believe we will see an increasing demand for higher margin consumables. Consumables currently represent roughly 30% of Stratasys revenues, but over time we would expect the revenue mix to shift more in favor of consumables which should put an upward bias on margins. Additionally, consumables revenue trends tend to be more recurring in nature, especially if printer utilization is high. Over time this should create a more linear revenue trend on a quarter to quarter basis, improving overall earnings visibility.

Valuation:

Stratasys currently trades at 42 times the fiscal year 2013 consensus estimate of $1.87, which would represent a 34% year over year earnings growth rate based on 2012 estimates. This is above the 5 year average multiple of 30 times, but well off its peak multiple of 50 times. We believe this high valuation reflects a certain degree of scarcity value given the fact that Stratasys, and 3D Systems (DDD) are the only pure-plays within the 3D printing industry. Stratasys trades at a premium to 3D Systems, which we believe reflects stronger execution and a higher end product portfolio. Our $84 price target reflects a 38 times multiple on our fiscal year 2013 earnings estimate of $2.20. We see a possible upside bias driven by the potential for better execution on the Objet merger integration, driving higher than expected revenue/cost synergies.

Quad Graphics, Inc. – Dick Weiss

Quad Graphics, Inc. (QUAD) is among the largest printers in North America with a 41 year track record. Operating through three business segments: United States print, International, and Corporate, it has industry leading EBITDA margins that speak to its highly modern plant network and ability to use its scale to drive down costs. Roughly 90% of Quad’s revenue comes from printing magazines, retail flyers and catalogues. During the economic downturn in ‘07/’08, these product lines saw sharp declines which reflected a secular as well cyclical downturn. For the long term, QUAD is well positioned to maintain or grow cash flow through both synergistic acquisitions and market share gains. Long term, shareholders should benefit from QUAD’s $1.00 dividend and management’s commitment to return cash to its investors.

On October 10, 2012, QUAD announced the acquisition of Vertis, a Baltimore direct mail marketing firm, for $258.5 million or 2.8x EBITDA after adjusting for $88 million of current assets in excess of working capital. The company expects the deal to close in January 2013. With $1.1 billion in revenue, the portfolio at Vertis complements QUAD’s suite of offerings with additional retail inserts, direct-mail, and in-store marketing business. Similarly, in July of 2010 QUAD finalized the acquisition of World Color Press Inc., which prints such magazines as Sports Illustrated and Rolling Stone. From the acquisition, QUAD realized in excess of $275m in synergies vs. original guidance of $225m; the $275m in synergies accounted for 9% of trailing twelve month revenue. While management has not given expected synergy targets for the Vertis integration, their track record of maximizing cost savings from prior acquisitions gives us confidence they will be able to do the same as Vertis is integrated into QUAD’s portfolio of products.

The printing industry needs to undergo substantial consolidation because declining print volumes (due in part to online alternatives) will pressure marginal players given the high fixed cost nature of the business. QUAD could be a beneficiary of industry consolidation given its healthy balance sheet with 2.3x debt to EBITDA and easy access to debt. QUAD has begun to act as a consolidator in the industry which should maintain the utilization of its large scale, highly automated and low cost facilities.

Lastly, in recent months QUAD has unveiled its “interactive” app called Actable. Actable combines traditional advertising/ marketing with interactive software, utilizing smart phone technology to bring print advertising to life. With the original beta test in the September issue of Maxim and later in the October issue of the Milwaukee Magazine, the app has been well received by advertisers as well as users. While the monetization phase is yet ahead, we feel Actable will help drive future earnings power and represents potential upside in current models.

Utilizing our private market value process, in which we attempt to derive a potential take out price for the investments we analyze, we feel there is upside to QUAD. Despite an industry facing pressure from online alternatives, QUAD is well positioned to capitalize from a consolidating industry through its vast scale and management’s proven track record of getting the most out of acquisitions. Should QUAD’s Actable app gain additional traction, there may be upside to current EPS estimates and a narrowing of the relative gap to our implied private market value.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings in this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

16 Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

schedule of investments in securities at December 31, 2012

Shares		Value
COMMON STOCKS: 96.6%

Consumer Discretionary: 16.4%
16,340	Amazon.com, Inc.*	$4,103,628
78,800	American Eagle Outfitters, Inc.	1,616,188
55,000	Brinker International, Inc.	1,704,450
52,500	Comcast Corp.	1,887,375
85,300	DIRECTV - Class A*	4,278,648
62,000	Drew Industries, Inc.	1,999,500
141,000	Express, Inc.*	2,127,690
50,300	Foot Locker, Inc.	1,615,636
112,900	HSN, Inc.	6,218,532
172,500	Interpublic Group of Companies, Inc.	1,900,950
48,880	Las Vegas Sands Corp.	2,256,301
136,500	Lear Corp.	6,393,660
114,010	Lennar Corp.	4,408,767
26,250	Michael Kors Holdings Ltd.*	1,339,537
60,500	Sonic Automotive, Inc.	1,263,845
74,100	Stage Stores, Inc.	1,836,198
		44,950,905
Consumer Staples: 0.6%
17,620	Costco Wholesale Corp.	1,740,327

Energy: 9.4%
173,900	Canadian Natural Resources Ltd.	5,020,493
139,800	Cenovus Energy, Inc.	4,688,892
283,000	Chesapeake Energy Corp.	4,703,460
46,350	Cobalt International Energy, Inc.*	1,138,356
262,500	Hercules Offshore, Inc.*	1,622,250
23,000	National Oilwell Varco, Inc.	1,572,050
67,000	Newfield Exploration Co.*	1,794,260
57,800	Oasis Petroleum, Inc.*	1,838,040
51,000	Schlumberger Ltd.	3,533,790
		25,911,591
Finance: 25.3%
19,757	Alleghany Corp.*	6,626,893
180,600	American Express Co.	10,380,888
107,500	AON Plc	5,977,000
398,200	Bank of New York Mellon Corp.	10,233,740
44,200	BB&T Corp.	1,286,662
56	Berkshire Hathaway, Inc. - Class A*	7,507,360
123,500	Blackstone Group L.P. (The)	1,925,365
248,000	BM&FBovespa S.A.	1,695,726
252,000	CapitalSource, Inc.	1,910,160
141,340	CBRE Group, Inc.*	2,812,666
448,100	Cheung Kong Holdings Ltd. - ADR	6,954,512
14,900	Fairfax Financial Holdings Ltd.	5,378,900
64,000	Loews Corp.	2,608,000
70,150	Wells Fargo & Co.	2,397,727
64,600	Weyerhaeuser Co.	1,797,172
		69,492,771
Health Care, Pharmaceuticals & Biotechnology: 7.1%
17,200	Alexion Pharmaceuticals, Inc.*	1,613,532
16,200	Allergan, Inc.	1,486,026
22,000	athenahealth, Inc.*	1,615,900
19,000	Computer Programs & Systems, Inc.	956,460
253,200	Health Net, Inc.*	6,152,760
21,200	Humana, Inc.	1,454,956
168,500	Omnicare, Inc.	6,082,850
		19,362,484
Industrials: 13.5%
38,000	ACS Actividades de Construccion y
	Servicios S.A.	953,961
135,000	Atlas Air Worldwide Holdings, Inc.*	5,981,850
115,500	FedEx Corp.	10,593,660
66,300	Hertz Global Holdings, Inc.*	1,078,701
93,000	Hochtief AG*	5,386,716
30,486	Iron Mountain, Inc.	946,590
71,690	Quad / Graphics, Inc.	1,461,759
34,000	Ryder System, Inc.	1,697,620
74,550	Snap-on, Inc.	5,888,705
90,000	Tetra Tech, Inc.*	2,380,500
359,970	United Tractors Tbk PT	735,814
		37,105,876
Materials: 3.8%
23,300	Agnico-Eagle Mines Ltd.	1,222,318
34,300	Freeport-McMoRan Copper & Gold, Inc.	1,173,060
225,000	Headwaters, Inc.*	1,926,000
94,000	Lafarge S.A.	5,977,575
		10,298,953
Technology: 18.5%
11,310	Apple, Inc.	6,028,569
17,185	Corning, Inc.	216,875
463,000	Dell, Inc.	4,690,190
48,540	Digimarc Corp.	1,004,778
120,400	Facebook, Inc.*	3,206,252
56,110	Fusion-io, Inc.*	1,286,602
9,750	Google, Inc. - Class A*	6,916,358
21,300	MercadoLibre, Inc.	1,673,541
85,500	Molex, Inc.	1,908,360
81,000	Nuance Communications, Inc.*	1,807,920
51,510	NXP Semiconductors N.V.*	1,358,319
24,670	Palo Alto Networks, Inc.*	1,320,338
25,800	QUALCOMM, Inc.	1,600,116
13,900	Salesforce.com, Inc.*	2,336,590
21,750	Stratasys, Inc.*	1,743,263
263,200	Symmetricom, Inc.*	1,518,664
55,050	Visa, Inc. - Class A	8,344,479
26,170	Workday, Inc. - Class A*	1,426,265
115,000	Yahoo!, Inc.*	2,288,500
		50,675,979
Telecommunication Services: 2.0%
239,165	Level 3 Communications, Inc.*	5,527,103

TOTAL COMMON STOCKS
(cost $233,447,956)		265,065,989

EXCHANGE TRADED FUNDS: 0.4%
13,691	iShares Russell 2000 Index Fund	1,154,014

TOTAL EXCHANGE TRADED FUNDS
(cost $1,128,942)		1,154,014

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 17

Litman Gregory Masters Equity Fund

schedule of investments in securities at December 31, 2012

Shares	Value
TOTAL INVESTMENTS IN SECURITIES
(cost $234,576,898): 97.0%	$266,220,003

Other Assets and Liabilities: 3.0%	8,250,138

Net Assets: 100.0%	$274,470,141

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

18 Litman Gregory Funds Trust

Litman Gregory Masters International Fund Review

In a strong year for equity markets across the globe, Litman Gregory Masters International Fund rose 20.0%, beating its benchmarks the S&P Global (ex U.S.) LargeMidCap Index and the MSCI EAFE index, which rose 17.2% and 17.9%, respectively. The fund also out-returned the Lipper International Large-Cap Core Index which returned 18.8%.

Litman Gregory Masters International Fund

Performance as of 12/31/2012

	Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year	Since
					Inception
Institutional Class	19.96%	5.20%	-2.54%	9.94%	8.29%
S&P Global (ex U.S.) LargeMidCap Index	17.24%	4.34%	-2.24%	10.27%	6.00%
Lipper International Large-Cap Core Index	18.75%	3.76%	-3.93%	7.38%	4.68%
MSCI EAFE Index	17.92%	4.03%	-3.22%	8.70%	4.82%
Morningstar Foreign Large Blend Category	18.30%	3.94%	-3.84%	7.60%	3.95%
Investor Class	19.64%	4.93%	n/a	n/a	12.42%
S&P Global (ex U.S.) LargeMidCap Index	17.24%	4.34%	n/a	n/a	13.51%
Lipper International Large-Cap Core Index	18.75%	3.76%	n/a	n/a	11.99%
MSCI EAFE Index	17.92%	4.03%	n/a	n/a	12.35%
Morningstar Foreign Large Blend Category	18.30%	3.94%	n/a	n/a	12.24%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2012, the gross and net expense ratios for the Institutional Class were 1.26% and 1.11%, respectively; and for the Investor Class were 1.51% and 1.36%, respectively. Through 04/30/2014, Litman Gregory has contractually agreed to waive a portion of its advisory fees, effectively reducing total advisory fees to approximately 0.95% of the average daily net assets. Litman Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman Gregory has agreed not to seek recoupment of advisory fees waived. Through 4/30/2013, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date for the Institutional Class is 12/1/1997; for the Investor Class, 4/30/2009. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters International Fund. All performance discussions in this report refer to the performance of the Institutional share class.

In December Litman Gregory Masters International reached the 15th anniversary of its launch. We’re extremely pleased that since its inception the fund has materially outperformed its benchmarks and achieved a very high ranking within its peer group. The fund’s 8.3% annualized return since inception bested the S&P Global (ex U.S.) Index, the MSCI EAFE Index, and the Lipper International Large-Cap Core Index, which were up 6.0%, 4.8%, and 4.7% respectively. This outperformance is also reflected in very high peer group rankings based on the Morningstar Foreign Blend peer group. Masters International’s 15-year Morningstar ranking was in the top 7% out of 166 Foreign Large Blend Funds, as of 12/31/12. Moreover its 1-, 3-, 5-, and 10-year Morningstar rankings were all strong coming in at 23%, 25%, 31%, and 14% among 786, 713, 589, and 325 foreign large blend funds, respectively, based on total return as of December 31 2012. Along the way the fund ranked in its peer group’s top quartile in 10 of 15 calendar years, and of those 10, five times it ranked in the top decile.

We believe the fund’s very strong long-term performance was a result of several factors, all of which are key components of the Masters concept:

Seek great stock pickers: Litman Gregory’s intent has always been to find world-class stock pickers to run the Masters’ portfolio. From inception to date, the batting average of sub-advisors outperforming their benchmarks is perfect. The fund has had 10 sub-advisors over its 15-year life, and each outperformed their index benchmark during their Masters tenure.

Litman Gregory’s oversight: As mentioned over the years there have been 10 managers, so there has been more manager turnover than we anticipated when we launched the fund 15 years ago. (The number of sub-advisors at any one time has ranged from five to six.) Two of the fund’s original sub-advisors are no longer in the business (we picked up on signs of diminishing investment focus and removed them before they indicated any intent to retire), one died, we removed another sub-advisor due to concerns about their underlying business, and our confidence diminished in another manger. Some of this turnover was driven by life changes and some was driven by unforeseen developments that can and do happen from time to time. Despite these developments, in each case we have been able to find and hire exceptionally skilled replacement managers. And as stated above, all managers (including those that were not part of the fund’s original line-up 15 years ago, have beaten their benchmarks with their Masters portfolios. As of the end of 2012 the last manager addition was the Northern Cross team, which we hired over five years ago in 2007.

Concentration has added value: The fund’s overall portfolio achieves diversification by aggregating the portfolios of multiple sub-advisors. However, a core feature of the fund is that individual sub-advisors focus on a maximum of 15 of their highest conviction ideas, and this has added value. We calculate the incremental average return added due to concentration has been 0.82 percentage points per year (82 basis points) over the life of the fund.

Fund Summary 19

Active share: Litman Gregory has often pointed out that in order to beat an index, one has to invest differently than the index. Now this idea is being more heavily publicized, as interest in “active share” has grown. The active share concept is based on research published in 2006 by Yale professors Martijn Cremers and Antti Petajisto, and it measures the percentage of stock exposure held in a portfolio that differs from a comparable index. We wrote about this concept a few years ago. Litman Gregory Masters International Fund has consistently been a very high active share fund and as of the end of 2012 its active share percentage was 91%. Historically we believe the fund’s active share has put it in a position to perform differently than the benchmark—and that different performance has translated into very strong long-term relative performance. It should be understood that a high active share portfolio is not a predictor of good performance relative to an index, but it is a necessary condition in order to perform materially differently. And to be fair, that different performance can also translate into worse performance and almost assuredly will at times—that negative “tracking error” is part of the price paid to pursue long-term outperformance. In that regard, Masters International has experienced a few periods where it performed poorly. For example, it had two years in which it ranked in the bottom quartile in its Morningstar peer group. However, as we quantified in the 2012 semi-annual report, every time the fund has experienced a run of weak performance it has more than made up for the underperformance with subsequent outperformance. This occurred recently as a poor short run of performance ended in mid-2012 and has already been recouped.

Sub-advisor flexibility: We have always encouraged our sub-advisors to take advantage of the high degree of flexibility we give them in Masters to pursue their most compelling ideas. We believe the managers in Masters International have done so. One example is in the occasional investment in very small companies. Although the fund is not a small-cap fund, three of the sub-advisors own micro-cap companies with market capitalizations under $500 million. In terms of the fund’s overall exposure to smaller-caps, as of 12/31/12, the fund had 8% of its assets invested in companies under $2 billion and another 6% invested in companies with market caps of $2 to $4 billion. Over the past ten years the fund’s small-cap exposure has been as high as 30.4%.

Portfolio Commentary

Factors that contributed to Litman Gregory Masters International’s 2012 performance are discussed in the following paragraphs along with an update of noteworthy developments relating to the portfolio composition.

Performance of managers: In 2012, three of the fund’s five sub-advisors who were on the fund for the entire year beat their benchmarks. Net of the management fee each sub-advisor charges to the fund, their individual gains for the year ranged between 6.9% and 34.3%. The strongest performance came from the fund’s value-oriented managers, while one growth and one blend manager underperformed. As with the overall fund, we consider performance over longer periods a better measure of our sub-advisors’ performance, and skill. All five managers have beaten their benchmarks since their respective inception dates as sub-advisors on the fund.i

Country, sector and stock-picking impact: Though each of the Litman Gregory Masters equity funds are driven by bottom-up stock picking, the country and sector exposures that result from this process can provide some insight into the fund’s performance.

Our attribution analysis shows that the International Fund’s country/regional exposure had almost no impact on the fund’s relative performance. Most of the fund’s relative performance was driven by the fund’s sector positioning, which is driven by the sub-advisors’ stock picking. At the sector level, the fund’s underweighting to energy and an overweighting to consumer discretionary added value, while a cash allocation of about 6% (below the fund’s historical average of 7%) in a very strong market detracted from relative performance.

Moving to stock picking, it was especially strong in the financials, consumer discretionary and staples sectors. In financials, our value managers were opportunistic. David Herro of Harris Associates purchased BNP Paribas S.A., a French bank, in the midst of the European debt crisis, when even good-quality banks, such as Paribas, were being dumped by investors. At the time of purchase, Herro believed that the bank had a very strong capital position, was well positioned to grow in the more stable retail banking markets of Europe, and had very little exposure to the debt of troubled peripheral countries. Despite these qualities, the bank was trading at a fraction of its book value. By the end of the year BNP Paribas stock price had surged by 79% relative to Herro’s average cost in the stock, which was purchased in May. The stock was one of the top ten contributors to the fund’s performance in 2012.

Daiwa Securities Group, Inc., a Japanese financial company, suffered as capital markets activity dried up in 2011. This gave Amit Wadhwaney of Third Avenue an opportunity to purchase a strong, leading Japanese securities company at a significant discount to his conservative estimate of the company’s net tangible book value. Daiwa rose 43% from Wadhwaney’s average cost in the stock, which he purchased in February. (Herro also held the stock which made it a large holding in the fund and the number one dollar contributor to performance in 2012. It was a 4.8% allocation in the fund’s portfolio at year-end.)

In the consumer sector, Viterra, Inc., a global agri-business which the fund held since May 2007 in Wadhwaney’s portfolio sleeve, contributed positively after it was acquired at a significant premium to its stock price. During the time it was held in the fund, this stock generated double digit annualized returns over a period in which international stock market returns were negative.

Stock picking was weak in the technology sector. ROHM Co. Ltd., a Japanese electronics company, was among the top detractors for the year. The company, while cheap, exhibited disappointing capital allocation. This included high levels of cash on its balance sheet which management has not put to good use. The subadvisor, David Herro, sold ROHM and reinvested in more compelling opportunities.

20 Litman Gregory Funds Trust

Leaders and laggards: See the table below for a list of the largest contributors.

One of the top contributors to performance in 2012 was SAP AG, a leader in enterprise applications. The firm has dominated the market for enterprise resources planning, and has a dependable client base as customers are reluctant to go through the expense and hassle of changing systems that manage critical business functions. SAP fits into the Northern Cross definition of a quality company. They are a market leader in a consolidated industry with few competitors and high barriers to entry. SAP was on Northern Cross’ watch list for some time before it was added to the fund in the fall of 2011. At that time it was trading at an attractive valuation relative to its history and growth prospects looking out five to ten years.

Vallourec S.A., a French maker of high-end tubes used in manufacturing processes across a variety of industries, is an example of a laggard. A key reason why one of the sub-advisors purchased this stock was that the company had committed significant capital to expand its manufacturing facilities in Brazil. This Brazilian plant was expected to be vertically integrated, with access to high-quality low-cost iron ore. With the bulk of capital expenditure behind the company, it was expected that the company would increase its margins and compete more effectively in a space dominated by two other players. However, the company faced production delays due in part to the lengthy international certification process for the Brazilian plant. In addition, the company reported unexpected delays in its U.S. plant. These delays raised questions about the company management’s ability to execute and, as a result, the sub-advisor (Thornburg) sold this stock from the fund.

Litman Gregory Masters International Fund Contribution by Holding

For the Year Ended December 31, 2012

Top Contributors

Portfolio
Security	Contribution
Daiwa Securities Group, Inc.	2.52%
Bnp Paribas S.a.	1.23%
Taylor Wimpey Plc	1.07%
Mitsui Fudosan Co. Ltd.	0.95%
Daimler Ag	0.92%
Munich Re Group Ag	0.81%
Novo Nordisk A/S	0.80%
Schneider Electric S.a.	0.74%
Sap Ag	0.73%
Ferrovial S.a.	0.72%

Bottom Contributors

Portfolio
Security	Contribution
China Unicom Hong Kong Ltd.	-0.67%
Vallourec S.a.	-0.55%
Banco Santander S.a.	-0.49%
Rohm Co. Ltd.	-0.47%
Hewlett-Packard Co.	-0.46%
Ncsoft Corp.	-0.41%
Shire Plc	-0.39%
Start Today Co. Ltd.	-0.31%
Bg Group Plc	-0.29%
Btg Pactual Participations Ltd.	-0.29%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

See the Country, sector and stock picking section above for more discussion of leaders and laggards.

Portfolio mix: Please see below and page 22 for sector, regional, and market-cap allocations as of year-end.

As with all Litman Gregory Masters Funds, the primary goal of the International Fund is to generate superior long-term returns relative to its benchmarks. As discussed earlier, we believe one contributor to the fund’s success over the years is the willingness of the fund’s stock pickers to hold the stocks they believe offer the most compelling risk/return potential over their investment horizon, irrespective of the stock’s weighting in the benchmark (or even if it is in the benchmark).

Noteworthy portfolio facts include:

•	The fund saw some meaningful changes to its sector weightings during the year. As noted above, the fund’s sector allocations are a byproduct of each sub-advisor’s stock selection. The most notable change was the increase in the fund’s weighting in financials from 17.6% at the end of 2011 to 28.2%, although this results in only a modest overweighting to the sector relative to the benchmark weighting of 25.9%. The fund’s weighting decreased in the consumer staples and discretionary sectors. Health care was another sector where the fund saw reduced allocations (from 12.1% to 6.9%), bringing the fund in line with its benchmark’s weighting.

•	The fund’s regional weightings changed slightly in 2012, with a slight increase to Japan. Versus its benchmark, the fund remains significantly overweighted to Europe (60.5% versus 43.9%) and now only slightly underweighted to Japan (13.6% versus 14.9%). Exposure to emerging markets increased slightly from 15.2% to 16% in 2012. The fund’s benchmark has a 19.61% allocation to emerging markets. Over the years the fund’s emerging market exposure has ranged widely, from a low of 3.5% to a high of 26.2%. Ultimately the exposure is driven by the managers’ bottom-up stock picking.

•	The fund’s market-cap allocation changed over the past year, driven solely by stock picking. The fund’s exposure to larger-cap stocks (market-cap greater than $10 billion) increased from 56% to 68%, while mid-caps decreased from 31% to 22%. The fund’s allocation to small-cap stocks remained steady at around 8%. As of the end of 2012, the fund held over 2% in cash.

Fund Summary 21

By Sector

	Sector Allocation
			S&P Global
			(ex US)
	Fund	Fund	LargeMidCap
	as of	as of	Index as
	12/31/12	12/31/11	of 12/31/12
Consumer Discretionary	13.5%	17.1%	9.7%
Consumer Staples	5.1%	9.9%	10.3%
Energy	2.6%	2.8%	10.6%
Finance	28.2%	17.6%	25.9%
Health Care & Pharmaceuticals	6.9%	12.1%	7.2%
Industrials	16.6%	12.4%	10.2%
Materials	6.9%	6.5%	10.6%
Technology	15.7%	12.0%	6.6%
Telecom	2.0%	4.2%	5.4%
Utilities	0.0%	0.0%	3.5%
Cash Equivalents & Other	2.5%	5.4%	0.0%
	100.0%	100.0%	100.0%

By Region

	Regional Allocation
			S&P Global
			(ex US)
	Fund	Fund	LargeMidCap
	as of	as of	Index as
	12/31/12	12/31/11	of 12/31/12
Africa	0.0%	0.0%	2.0%
Australia/New Zealand	0.0%	1.0%	6.0%
Asia (ex Japan)	13.1%	10.6%	19.2%
Japan	13.6%	10.3%	14.9%
Western Europe & UK	60.5%	59.8%	43.9%
Latin America	3.8%	6.3%	5.0%
North America	5.2%	5.4%	8.0%
Middle East	1.3%	1.2%	1.0%
Cash Equivalents & Other	2.5%	5.4%	0.0%
	100.0%	100.0%	100.0%

By Asset Class	By Market Capitalization

Market Capitalization:	Market Capitalization:
Developed Markets Small-Cap < $2.0 billion	Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion	Mid-Cap $2.0 billion - $10 billion
Large-Cap > $10 billion
* Totals may not add up to 100% due to rounding

Developments: Upcoming Manager Additions and Manager Due Diligence

New managers: In January of 2013, Litman Gregory Masters International Fund added two new sub-advisors to the fund. This decision was driven by our always ongoing search for great stock pickers who we believe can enhance the fund’s returns and/or contribute beneficial diversification to the overall fund portfolio. If we can find great stock pickers who we believe are able to generate strong long-term performance and whose investment approach or opportunity set differs from the other sub-advisors, we believe the added diversification improves the odds of smoothing out the fund’s relative performance and, importantly, does so without sacrificing long-term return potential.

This ongoing effort to find great stock pickers led us to Mark Little of Lazard Asset Management, who we know very well from several years of evaluating and monitoring his own fund. And while we felt that the fund was adequately balanced from a style standpoint even after the removal of growth stock picker Mastholm last year, we have been on the lookout for another growth stock picker. This search led us to Jean-Marc Berteaux of Wellington Management Company.

22 Litman Gregory Funds Trust

It is unusual for Litman Gregory to add two managers to a fund at the same time. However, we have been exceptionally impressed with Little and Berteaux and we believe each brings special skills and resources that should benefit the fund. The bottom line is that we are extremely confident in their stock-picking skills. Based on our extensive due diligence research, we believe the addition of Little and Berteaux will be supportive of the fund’s goal of continuing to deliver superior long-term returns, including their potential to successfully run concentrated portfolios. Both are very enthusiastic about joining the International Fund team and we are equally enthusiastic about adding them to our line-up.

Mark Little is a “blend” manager who has run the Lazard International Strategic Equity Fund since 2005. He believes a company that can improve and/or sustain its profitability at a relatively high level can compound returns at an attractive rate. Little will only invest in companies that he believes are cheap or reasonably valued relative to the profits it can generate. To assess this, he evaluates absolute valuation metrics and makes comparisons with relevant peers. He relies on measures such as the free-cash-flow yield, discounted-cash-flow modeling, and sum of the parts (valuing different segments of a company separately) to assess absolute valuation. To compare companies relative to their peers, Little uses valuation metrics such as price to earnings, price to book, and the free-cash-flow yield. There is a fair amount of judgment applied in balancing these different approaches to assessing a company’s worth and setting price targets.

We have known Little since 2006 and have used his flagship portfolio of 50 to 60 stocks in our other lines of business for several years, where we have been very pleased. We believe that he allows us to access the very best international stock ideas from a well-resourced, high-quality research platform at Lazard. Lazard has over 50 global sector analysts spread across the globe, plus many that focus on countries and/or regions, as well as many experienced portfolio managers. We believe this extensive analytical resource allows Lazard to provide in-depth coverage of a much broader international universe than most international managers. Over the years, we have spoken to many sector and regional analysts at Lazard and have been consistently impressed with the quality of their analysis. We believe Little will be successful in picking the best ideas across the market-cap spectrum from this strong, talented pool of analysts.

Our confidence in Little is based on several factors. First, before becoming portfolio manager at Lazard in early 2003, Little was an analyst and our research suggests he was very good in this role. We believe a portfolio manager with strong analytical capabilities will likely succeed in culling the best ideas from a large research platform like Lazard’s. Second, Little is a thoughtful, disciplined investor. Short-term market fluctuations do not bother him and a key focus of his is the continual reassessment of the thesis underlying each of his investments. Third, he is willing to dig into a company’s fundamentals and understand businesses across the globe. In this regard, his ability to make sound comparisons across different business models and assess what they might be worth is exceptional, in our view. Fourth, the Lazard analysts we met with consistently highlighted attributes that suggest Little is well-respected and liked. This is especially important in Lazard’s structure where Little depends upon analysts for investment ideas, fundamental company analysis, and ongoing monitoring of his portfolio holdings. Finally, Little’s accounting background (he is a chartered accountant and worked at Coopers & Lybrand) helps him run back-of-the-envelope calculations and quickly get his arms around what a company might be worth before deciding to dig deeper; this is an advantage because it allows him to efficiently assess the large pool of ideas that Lazard analysts bring to the table.

Jean-Marc Berteaux is a growth-oriented manager with close to twenty years of investment experience, including over ten years at Wellington Management Company where he is a portfolio manager (he has sub-advised a portion of another public fund’s portfolio since 2009 but he is not responsible for that fund’s overall record). Berteaux believes he can earn excess returns if he invests in companies when his earnings expectations exceed the consensus of Wall Street analyst expectations over one to three years. He refers to this differential as the “earnings delta.” He also seeks to outperform by investing in companies that he believes can sustain high earnings growth longer than what the consensus expects. His highest-conviction names are those where he has the largest earnings delta.

In our view, Berteaux is a distinct manager who is ideally suited to take advantage of the concentration that the Litman Gregory Masters Funds mandate requires. He operates with the independence and flexibility of a boutique or small-sized investment manager. At the same time he also has access to Wellington’s vast business, operational, and investment resources that allow him to remain focused on investing. Thus, he benefits from the breadth of ideas that Wellington’s 100-plus sector analysts provide and also is able to interact with other boutique teams that operate under the Wellington umbrella. While he is able to access all these resources he prefers to do most of his own fundamental company analysis before purchasing a company’s stock in his portfolio. The advantage of a small asset base and decision-making flexibility and freedom, coupled with the resources of a large successful firm, is compelling and rare.

While the broader resources are a material positive factor, ultimately our confidence largely rests on our assessment of Berteaux as an investor. We believe his edge stems from building superior models on cyclical companies and/or doing more in-depth company specific research than most other investors. Moreover, his passion for investing, energy, and work ethic stand out. We believe that in Berteaux we are getting a great stock picker; a flexible thinker who can adapt to changing macro conditions while staying within his circle of competence; and, access to a broad, well-researched non-U.S. investment opportunity set. He is at a firm with a strong investment culture that should give him resources and opportunity to succeed and shelter him from non-investing demands.

See mastersfunds.com for more information on Little and Berteaux and our due diligence on each.

Fund Summary 23

Manager update: A critical part of our work is the ongoing work we do to assess the capabilities of our management teams over time. In that regard, during 2012 we did a particularly high level of due diligence work on Jim Gendelman and Marsico Capital Management with respect to team turnover that had occurred at the firm (not on the international team) and the impact of debt reduction the firm has had to undertake related to their repurchase of their ownership from Bank of America in 2007. Our work on these issues was extensive and we came away with renewed strong confidence in Gendelman and Marsico (see the International Fund Q&A at mastersfunds.com for more detail on this issue).

Other Developments

Taxes: Litman Gregory Masters International Fund enters 2013 with a sizable tax loss carryforward. This carryforward is leftover from 2008. While it is slowly being whittled down it remains high at 19% of the fund’s assets. Based on the size of the loss it is unlikely the fund will make a capital gain distribution in 2013 and very possibly for one or more years beyond.ii

Expenses: The fees Litman Gregory was able to negotiate with the two new sub-advisors should contribute to a slight reduction in the fund’s expenses in 2013. In addition, we were able to re-negotiate fees with two existing sub-advisors during 2012. Taking all this into account, the fund’s management fees (and therefore its expense ratio) will be 5 basis points lower than they would have been, assuming the current asset level. Because we have negotiated breakpoints into the management fees (and because Litman Gregory’s fees are also subject to a break point), the average fee will decline as assets grow.

Closing Comments

This past year was a busy one for Litman Gregory with respect to the International Fund. We completed work that led to the decision to hire the two managers discussed above and we did extensive monitoring work on the team’s existing managers. We also removed a manager, Mastholm during the first half of the year. It was also a year that underscored the importance of assessing what is priced into the markets, as opposed to obsessing about the headlines. In our semi-annual report we pointed out that we believed that despite significant risks, the sizable market sell-off in many non-U.S. equity markets had brought stock prices down to a more attractive level and, in our opinion, a more compelling level than the U.S. stock market. In the second half of the year foreign markets rallied strongly and so did Masters International. The fund, which had struggled early in the year, ended up with a very good year both in terms of absolute and relative performance.

As we look ahead, we do so with perhaps the most confidence we have ever had in the overall Masters International team. Regardless of our confidence, we will continue to stay very focused and diligent on our oversight of this fund as we seek to do all that we can to extend the fund’s record of strong performance into the future.

[i]	The managers and their respective benchmarks are: Bill Fries and Vin Walden: MSCI All Countries World Free ex U.S. Index; Jim Gendelman: MSCI All Countries World Growth ex U.S. Index; David Herro: MSCI World ex U.S. Value Index; Northern Cross Team: S&P Global ex U.S. LargeMidCap Index; Amit Wadhwaney: MSCI All Countries World ex U.S. Value Index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Morningstar Rankings represent a fund’s total-return rank relative to all funds that have the same Morningstar Category.

The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

MSILX	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Total Return % Rank Category	23	82	7	17	66	7	66	4	85	15	25	16	6	5	59
# of Funds in Category as of 12/31/12	786	817	829	823	778	743	657	608	551	504	482	439	396	340	302

Morningstar rankings are based on the MSILX class of shares. Rankings for other share classes will be different.

© 2013 Morningstar inc. All rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

24 Litman Gregory Funds Trust

Litman Gregory Masters International Fund Managers

			MARKET
		MANAGER	CAPITALIZATION
INVESTMENT		TARGET	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill Fries Vinson Walden	Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman	Marsico Capital Management, LLC	20%	All sizes, but mostly large- and mid-sized companies	Growth
David Herro	Harris Associates L.P.	20%	All sizes but mostly large- and mid-sized companies	Value
Amit Wadhwaney	Third Avenue Management, LLC	20%	All sizes	Value
Howard Appleby Jean-Francois Ducrest Jim LaTorre Ted Wendell	Northern Cross, LLC	20%	Mostly large- and mid-sized companies	Blend

International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to December 31, 2012 compared with the S&P Global (ex U.S.) LargeMidCap Index and Lipper International Large-Cap Core Funds Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary 25

Litman Gregory Masters International Fund Stock Highlights

Ferrovial S.A. – Bill Fries / Vinson Walden

Madrid-based Ferrovial S.A. is a leading global infrastructure operator and construction company. Its operating assets include airports, toll roads, and municipal services, while the construction business is used in part to support the development and growth of Ferrovial’s operating assets. Though headquartered in Spain, the company operates in several developed countries and has relatively little direct exposure to the Spanish economy. Its infrastructure assets generally feature high up-front costs supported by long- term, stable cash flows. The bulk of Ferrovial’s value lies in its airport and toll road assets.

Until recently Ferrovial owned a majority interest in Heathrow Airport Holdings Ltd.; this position has been reduced over time and is now a substantial minority stake. Heathrow Airport Holdings is the operating company for a number of UK airports including its namesake asset. Heathrow’s status as a European transport hub have made it the busiest airport in the UK and one of the top five globally in terms of passenger volume. Prices are regulated under the ownership agreement, providing good visibility into incremental investment returns. Ferrovial’s success in lowering Heathrow’s cost of capital and attracting new equity investors speaks to the unique qualities of this asset.

Ferrovial also owns and operates a series of toll roads in Spain and North America, including Toronto’s 407 Express Toll Route (407-ETR). The 407-ETR is a ring road that circumscribes much of downtown Toronto, making it nearly impossible to displace with a competing toll road. The economic growth of Canada’s largest city, coupled with the convenience provided to motorists using the 407-ETR, have allowed the company to increase pricing steadily and to pay out a substantial, growing dividend over time. Ferrovial is expanding its toll road business through additional projects in Toronto, Texas and Virginia.

The company’s municipal services business primarily involves waste management and water treatment, helping local governments cut costs and providing steady income to Ferrovial. The construction business has more cyclical exposure to the global economy, but management is able to partially support this segment through the expansion of its infrastructure businesses.

To a casual observer, the company’s relatively complex balance sheet and holding company structure complicates the accounting and partially obscures the company’s ability to generate bottom -line cash flow. However, after recent share price appreciation, we believe Ferrovial shares still reflect a significant discount to intrinsic value. Private parties have corroborated this view regarding certain Ferrovial assets, while the elevated dividend yield belies the relative steadiness of the underlying cash flows and the company’s ability to grow in the future.

Seagate Technology Plc – James Gendelman

Seagate Technology Plc (“Seagate” or “the Company”) designs, manufactures and markets hard disk drives used to store all forms of information. The disks reside inside personal computers (“PCs”), notebooks, servers, data centers and consumer electronics. Approximately one-third of all digital data created is stored, and 98% of that storage is done on hard disk drives.

Data creation is expected to grow at a 40% compound annual growth rate through 2016. The growth in data is being driven by secular factors such as the proliferation of smart phones, tablets, increasing PC penetration in emerging markets, and greater access to the Internet in emerging markets. We believe the vast majority of newly-created data, whether on the Internet or on devices, will be stored on hard disk drives due to their low cost and high reliability.

Over the last six years, the hard disk drive industry has consolidated from eight players to just three. Seagate and Western Digital each now control approximately 42% of the market. What was once a highly competitive, lower-margin and often irrational market has been transformed into an oligopoly with more disciplined behavior.

Seagate’s gross margins have increased from 20% to 30% and we believe its margins can be sustained at those structurally higher levels. We believe Seagate’s business is protected from potential new entrants due to limited supplier capacity in the highly-consolidated industry.

Seagate’s higher profits, combined with disciplined capacity additions, have led to a large increase in free cash flow. The Company was generating $500 million per year in free cash flow prior to industry consolidation. It is now generating $ 2,000 million to $3,000 million annually. The Company’s annual free cash flow yield has increased from 5% to 20%.

Seagate’s additional cash is aggressively being returned to shareholders. Seagate bought back and retired 9% of their outstanding shares in 2011, 16% of outstanding shares in 2012, and we believe will likely do 17% in 2013. In addition, the Company increased its dividend from zero in 2010 to 86 cents in 2012 (2.9% yield).

Despite industry consolidation, a more rational pricing backdrop, and the Company’s higher profitability and increased shareholder returns, Seagate’s stock trades on a current and forward price to earnings ratio of just 5x as compared to the S&P 500 Index which (as of this writing) trades at approximately 14.7x or the Nasdaq Composite Index which trades at approximately 21x. There is considerable doubt about the sustainability of the technology and the Company’s business model, which we think makes for a compelling stock re-rate opportunity. We do not think rewritable flash memory chips such as NAND can meaningfully displace hard disk drives during the next decade given their extremely high costs. We also think that the hard disk industry will not revert back to lower margins due to the new duopoly structure.

In summary, we find Seagate to be an attractively-valued investment opportunity benefitting from robust and sustainable data growth in a newly-consolidated industry with a management team that appears committed to its shareholders.

Fiat Industrial SpA – David Herro

Fiat Industrial SpA is an Italian -listed capital goods company. Its portfolio includes 88.3% of Case New-Holland (CNH), which is the second largest manufacturer of agricultural equipment worldwide and a leading manufacturer of construction equipment. Fiat Industrial also wholly owns Iveco, a leading manufacturer of trucks and special vehicles, and engine manufacturer Fiat Powertrain (FPT) Industrial. Fiat Industrial was listed in January 2011 after being spun off from Fiat SpA.

26 Litman Gregory Funds Trust

Management Focus on Improving Profitability

Current management, led by hands-on Chairman Sergio Marchionne, has a relentless focus on cost control. As a result, Fiat Industrial management has proven very adept at restructuring the manufacturing footprint and improving profitability. The agriculture machinery business of CNH has significantly reduced the gap with best-in-class Deere over the last few years. In addition, management recently has closed or is in the process of closing seven manufacturing plants in Iveco’s European network. This has helped to keep Iveco’s margins roughly flat versus last year despite a significant downturn in Iveco’s end markets. Management is also in the process of restructuring CNH’s underperforming construction equipment business. These actions should significantly improve capacity utilization and lower break-even points.

Engine Technology

Fiat Industrial made a bold decision to meet new engine regulatory requirements for trucks (Euro 6) and machinery (Tier 4). Fiat Industrial was the only major player to develop a solution based solely on SCR (Selective Catalytic Reduction) technology. This allowed Fiat Industrial to spend a fraction of the amount spent by competitors on development costs while providing a technology that we believe will offer some significant advantages and become a point of differentiation for CNH and Iveco. This technology should also help to increase the third-party sales of FPT Industrial, which should provide an uplift to margins.

Optimal Corporate Structure

The spin off from Fiat SpA brought increased managerial focus to Fiat Industrial as well as the opportunity for an improved capital structure and use of cash. This should continue under the pending deal to acquire the outstanding minority shares of CNH. This transaction will likely lead to operational synergies and tax savings. But most importantly, it should allow for a much more efficient balance sheet and improved financing for both the industrial and finance operations. Eliminating the complexities of the current structure should also lead to increased returns to shareholders. The merged entity will have its primary listing in the US once the transaction is completed.

While listed in Italy, this is a company with a diversified global presence. We believe the true value of Fiat Industrial is being masked by a discount being applied due to the company’s Italian listing. Consequently, Fiat Industrial is trading at less than 6x this year’s EBIT, which is depressed due to cyclical (outside of agriculture) and company-specific factors that are understating profitability. We believe management actions could continue to lead to improved profitability at all points of the cycle potentially allowing Fiat Industrial to achieve mid- to-high teens post-tax returns on capital employed through the cycle. As a result, Fiat Industrial closely fits with our investment style and we believe it represents excellent long-term value.

Emaar Properties PJSC – Amit Wadhwaney

Emaar Properties PJSC (“Emaar”) is a developer and owner of real estate, controlling a large, high-quality portfolio of retail and hospitality properties in Dubai and engaging in residential property development in various countries throughout the Middle East.

Following the well-publicized real estate bubble in the United Arab Emirates and the subsequent burst in 2009, Emaar has spent the past three years completing the construction of its investment property portfolio, shedding non-core assets, and shoring up its balance sheet.

Today, the company is very well positioned with a strong balance sheet and one of the highest quality investment property portfolios in the U.A.E., which generates over $ 500 million in recurring cash flow. The portfolio, anchored by the Dubai mall, enjoys near-full occupancy and continues to see rental growth rates in the mid-teens. The company also has an impressive track record of constructing iconic properties and has generated consistently strong (30+%) profit margins on these developments. In total, Emaar controls a land bank of 2.5 billion square feet that it plans to develop over time.

Though the construction of this pipeline will likely take several years longer than originally anticipated, it is likely that Dubai will continue to experience population growth and growing demand for residential property due to its (relatively) stable political system, foreigner- friendly property ownership rules, and its growing reputation as a global tourism and business destination. Residential developments in the emirate have recently seen renewed interest and we expect that this pipeline will ultimately be profitably developed. To wit, each of the three projects that Emaar has released for sale in Dubai this year has fully sold out.

We were able to purchase shares in the company at a price largely reflecting what we believe to be fair value for its investment property portfolio alone, attributing very little value to the massive land bank and development pipeline. This price equates to about half of book value and a third of the company’s own published NAV estimate.

British American Tobacco Plc – Jean-Francois Ducrest

British American Tobacco Plc (BAT) is a UK based company that manufactures, markets and sells cigarettes and other tobacco products globally. Despite its name, derived from the home bases of its two founding companies, British American Tobacco was established to trade outside both the UK and the USA, and grew from its roots in dozens of countries across Africa, Asia, Latin America and continental Europe. BAT has over 200 brands of tobacco products that they sell to the more than one billion adult smokers in the world. They have 46 cigarette factories in 39 countries and employ over 55,000 people worldwide. Today, 75% of BAT’s cigarettes are sold in emerging countries, with only 25% in developed countries, where smoking prevalence continues to decline.

The tobacco industry is a concentrated market, as four international tobacco companies - British American Tobacco, Imperial Tobacco, Japan Tobacco and Phillip Morris International - account for about 45 per cent of the global market, or around three-quarters of the market outside China (where the industry is state owned). This industry structure allows for pricing power and margin expansion which are two key factors in Northern Cross’ investment philosophy. As governments increase tax on tobacco (to raise revenue and reduce smoking), BAT typically adds in a price increase on each pack sold which increases profit per pack. Another source of margin expansion comes from smokers in emerging market countries upgrading their cigarette purchases to higher profit

Fund Summary 27

margin premium brands as their standard of living improves. At present, over 25% of BAT’s cigarette sales are of premium brands. Despite limited growth in cigarette sales volumes globally, BAT has been able to grow EPS at a 12% CAGR and its dividend at a 14% CAGR over the past decade. This reflects a combination of regular price increases, a rising proportion of premium brand sales, and continued operating cost reduction.

BAT is a “Northern Cross” stock due to the fact that the industry will see no new entrants, has wide distribution and brand loyalty across many markets, and a proven track record of increasing margins. In some countries, such as Australia, governments are looking to further reduce smoking incidence through plain packaging and graphic warnings. We expect that in countries that enact similar practices, BAT’s brands will maintain their market share and continue their typical practice of regular price increases, which should limit any material fall in earnings power. The stock offers an attractive dividend yield of 4.2% and trades on 14x 2013 P/E. We see continued growth in the dividend driving the potential for solid returns for years to come.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

28 Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2012

Shares		Value
COMMON STOCKS: 97.0%

Belgium: 1.7%
278,776	Anheuser-Busch InBev N.V.	$24,335,060

Brazil: 3.8%
1,287,000	BRF - Brasil Foods S.A.	27,081,879
2,406,800	Cyrela Brazil Realty S.A.
	Empreedimentos e Participacoes	21,218,137
2,846,192	GP Investments Ltd. - BDR*	7,388,850
		55,688,866
Canada: 5.2%
314,994	IMAX Corp.*	7,081,065
1,626,100	Kinross Gold Corp.	15,774,378
482,170	Potash Corp. of Saskatchewan, Inc.	19,619,497
554,100	Valeant Pharmaceuticals
	International, Inc.*	33,118,557
		75,593,497
China: 2.9%
422,416	Baidu, Inc. - ADR*	42,364,101

Denmark: 1.7%
147,238	Novo Nordisk A/S	24,020,538

France: 8.1%
1,013,821	AXA S.A.	18,317,785
427,800	BNP Paribas S.A.	24,087,352
374,389	Nexans S.A.	17,005,184
327,700	Publicis Groupe S.A.	19,612,796
343,392	Schneider Electric S.A.	25,583,225
583,133	Vivendi S.A.	13,117,519
		117,723,861
Germany: 11.2%
174,310	Allianz SE	24,121,774
979,326	Daimler AG	53,456,184
187,054	Kabel Deutschland Holding AG	13,972,206
111,755	Linde AG	19,467,462
145,686	Muenchener
	Rueckversicherungs AG	26,128,233
320,226	SAP AG	25,623,986
		162,769,845
Greece: 0.6%
460,762	Titan Cement Co. S.A.*	8,640,019

Hong Kong: 4.7%
8,445,600	AIA Group Ltd.	33,659,644
1,086,000	Cheung Kong Holdings Ltd.	16,810,158
5,355,000	China Merchants Holdings
	International Co. Ltd.	17,439,015
		67,908,817
India: 0.5%
699,451	Piramal Enterprises Ltd.	6,649,864

Ireland: 2.9%
1,150,000	Fly Leasing Ltd. - ADR	14,168,000
891,208	Seagate Technology Plc	27,164,020
		41,332,020
Israel: 0.3%
80,267	Check Point Software
	Technologies Ltd.*	3,823,920

Italy: 1.6%
2,163,600	Fiat Industrial SpA	23,696,663

Japan: 13.6%
754,700	Canon, Inc.	29,599,261
12,425,000	Daiwa Securities Group, Inc.	69,199,348
573,200	Dena Co. Ltd.	18,846,221
133,000	FANUC CORP.	24,731,762
2,175,000	Ichiyoshi Securities Co. Ltd.	15,233,759
1,074,000	Mitsui Fudosan Co. Ltd.	26,237,469
7,498,000	Mizuho Financial Group, Inc.	13,717,872
		197,565,692
Netherlands: 1.2%
319,942	LyondellBasell Industries N.V.	18,265,489

Norway: 1.3%
2,068,500	Orkla ASA	18,087,500

Poland: 1.1%
11,398,616	Netia S.A.*	15,657,255

Russia: 1.6%
1,101,801	Yandex N.V.*	23,765,847

South Korea: 3.7%
408,340	LG Corp.	25,027,996
20,486	Samsung Electronics Co. Ltd.	29,320,080
		54,348,076
Spain: 2.2%
2,160,700	Ferrovial S.A.	31,822,630

Switzerland: 11.7%
428,200	Adecco S.A.	22,672,260
1,461,780	Credit Suisse Group AG	36,637,959
169,200	Kuehne & Nagel International AG	20,569,284
116,444	Pargesa Holding S.A.	8,049,293
175,136	Roche Holdings AG	35,640,599
496,340	Transocean Ltd.	22,161,581
1,481,627	UBS AG	23,274,877
		169,005,853
Taiwan: 1.3%
35,405,341	Yuanta Financial Holding Co. Ltd.	18,319,909

United Arab Emirates: 1.0%
14,393,857	Emaar Properties PJSC	14,715,847

United Kingdom: 13.1%
67,000	AON Plc	3,725,200
953,943	BG Group Plc	16,012,721
525,561	BHP Billiton Plc	18,487,292
447,090	British American Tobacco Plc	22,677,788
1,967,700	Carpetright Plc*	21,879,573
945,900	Delphi Automotive Plc*	36,180,675
5,455,226	Segro Plc	22,391,878
20,835,549	Taylor Wimpey Plc	22,729,607
2,023,081	Telecity Group Plc	26,549,103
		190,633,837
TOTAL COMMON STOCKS
(cost $1,249,633,119)		1,406,735,006

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 29

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2012

Principal
Amount^		Value
CONVERTIBLE BONDS: 0.5%
United Kingdom: 0.5%
	Credit Suisse Group
	(Guernsey) V Ltd.
$2,156,000(GBP)	4.000%, 03/29/2013	$3,237,591
	Credit Suisse Group
	(Guernsey) V Ltd. (a)
$2,911,000(GBP)	4.000%, 03/29/2013	4,371,348
		7,608,939
TOTAL CONVERTIBLE BONDS
(cost $5,192,164)		7,608,939

Principal
Amount
SHORT-TERM INVESTMENTS: 2.3%
REPURCHASE AGREEMENTS: 2.3%
$32,751,000	FICC, 0.010%, 12/31/2012, due 01/02/2013 [collateral: par value $33,245,000, Freddie Mac, 0.400%, due 02/27/2014; U.S. Treasury Note, 1.875%, 02/28/2014; value $33,415,260] (proceeds $32,751,000)	32,751,000

TOTAL REPURCHASE AGREEMENTS
(cost $32,751,000)		32,751,000

TOTAL SHORT-TERM INVESTMENTS
(cost $32,751,000)		32,751,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,287,576,283): 99.8%		1,447,094,945

Other Assets and Liabilities: 0.2%		2,992,097

Net Assets: 100.0%		$1,450,087,042

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
BDR	Brazilian Depository Receipt
*	Non-Income Producing Security
^	Principal amount as stated in U.S. dollars unless otherwise stated
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the securities Act of 1933. The security has been deemed liquid by the Trust’s Board of Trustees.

The accompanying notes are an integral part of these financial statements.

30 Litman Gregory Funds Trust

Litman Gregory Masters Value Fund Review

Over the last year, Litman Gregory Masters Value Fund underperformed the Russell 3000 Value Index, returning 13.3% compared to 17.6% for the benchmark. The Lipper Large-Cap Value Index gained 15.9% in 2012. The fund’s performance lags that of both indexes over periods of three, five, and 10 years. Since the fund’s inception, it has underperformed the benchmark by 0.8% annualized while beating the Lipper index by over 1.5% annualized.

Litman Gregory Masters Value Fund

Performance as of 12/31/2012

	Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year	Since Inception
Institutional Class	13.31%	8.36%	-0.71%	5.68%	4.39%
Russell 3000 Value Index	17.55%	10.92%	0.83%	7.54%	5.18%
Lipper Large-Cap Value Fund Index	15.88%	8.62%	0.18%	6.42%	2.86%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2012, the gross and net expense ratios for the Institutional Class were 1.39% and 1.37%, respectively. Through 04/30/2014, Litman Gregory has contractually agreed to waive a portion of its advisory fees, effectively reducing total advisory fees to approximately 1.08% of the average daily net assets. Litman Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman Gregory has agreed not to seek recoupment of advisory fees waived. Through 4/30/2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date is 6/30/2000. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Value Fund.

We have written in past reports about our decision to replace a former sub-advisor with Clyde McGregor of Harris Associates, a transition that took place late in 2008. In the four calendar years since this change, the fund has produced a cumulative return of 83.2% versus 63.5% for the Russell 3000 Value Index. (On an annualized basis, the fund’s return is 16.4% compared to 13.1% for the index over this period.) While there is no assurance that McGregor’s involvement will improve future results, our analysis shows that the former sub-advisor’s performance had a disproportionate negative impact on the fund’s long-term track record, and our already high conviction in McGregor’s skill and experience has been reinforced by the strong performance of his sleeve of the fund.

Portfolio Commentary

Performance of managers: During the fourth quarter, all four sub-advisors outperformed the Russell 3000 Value Index. Over the entire calendar year, one sub-advisor generated strong outperformance, another trailed the benchmark by 0.3 percentage points, and two managers underperformed by wide margins. Individual returns in 2012 ranged from 22.5% to 9.5% net of the management fee each sub-advisor charges the fund. We do not expect every manager to outperform in every period, and our research has shown that it is common for managers who deliver long-term outperformance to endure intermediate stretches of time when they lag the benchmark, sometimes by substantial amounts.i

While Litman Gregory evaluates performance across various time frames, we consider longer periods a better measure of our sub-advisors’ ability to add value through stock selection. On this basis, three of the four current managers have beaten the benchmark by at least two percentage points annualized during their respective tenures. Since inception, the fourth manager has underperformed by about 0.8 percentage points annualized. This sub-advisor’s returns have fallen behind those of the index for three consecutive years, but as recently as 13 months ago his performance was ahead of the benchmark since inception, and previous stretches of extended underperformance have been followed by periods of significant excess returns. As with all Masters sub-advisors, our due diligence remains ongoing in an effort to achieve the fund’s performance objectives.

Sector and stock-picking impact: The fund’s sector weightings are driven by our sub-advisors’ convictions in individual holdings, not by conscious decisions to own more or less of a sector than the benchmark. In 2012, the overall effect of the fund’s sector allocation was slightly beneficial but not material. Positive impact from the fund’s overweight to the consumer discretionary sector and an underweight to utilities were countered by negative allocation effects from the fund’s overweight to the technology sector and underweight to financials.

As we would expect to be the case over the long term, stock selection was the primary determinant of relative performance in 2012. In three sectors, stock selection cost the fund at least one percentage point for the year versus the Russell 3000 Value Index. The worst relative impact was in the financial sector, where the fund’s performance was positive but its return of 17.7% trailed the 26.8% gain of financials in the index. A double-digit decline in Fairfax Financial Holdings Ltd., which is not part of the index, was responsible for almost all of the relative underperformance. The fund’s loss of 8.7% in the energy sector underperformed a positive return of 3.5% for the benchmark’s energy stocks, as declines in Chesapeake Energy Corp. and Newfield Exploration Co. overwhelmed outperformance by the fund’s other holdings in the sector. Individual results among the fund’s health care stocks were mixed, but a loss in Health Net, Inc. (discussed later) was the key factor in a 6.2% return that did not keep pace with the 15.8% gain for health care in the index. Stock-picking was also unfavorable in telecom, industrials, and technology.

Fund Summary 31

Stock selection was strongest in the materials sector, due to a large position in Cemex S.A.B. de C.V., and the fund’s return in this sector added 1.3% to its overall performance versus the benchmark. The sub-advisors’ picks within the consumer discretionary sector also helped, boosting relative performance by 0.7 percentage points. Most of the fund’s holdings in this sector outperformed, with six of eight stocks returning over 30% in 2012. Stock selection within utilities and consumer staples, led by CVS Caremark Corp’s 20% gain, was also modestly accretive to results, compared to these sectors in the benchmark.

Leaders and laggards: The table on page 33 lists the most significant contributors to and detractors from Litman Gregory Masters Value’s performance over the past year.

Although it was not the portfolio’s worst-performing stock, Dell’s negative impact was more than twice as great as any other holding because it was a large weighting in the fund. The stock is owned by two of the fund’s sub-advisors, Bill Nygren and Mason Hawkins. Both managers contend that investor concerns about declining sales in the company’s PC segment have overshadowed Dell’s shift toward enterprise solutions and services, which now produce more than half of the company’s profits. A strong balance sheet has enabled the company to repurchase shares and make acquisitions in areas where Nygren says it is competitively advantaged. Both activities have increased Dell, Inc.’s intrinsic value, in his view. Hawkins thinks one catalyst for unlocking value could be the sale of Dell’s finance receivables, worth over $6 per share in his firm’s estimation. At a year-end price around $10, he is attracted to Dell’s low multiple of free cash flow in excess of $2 per share.

The stock of Chesapeake Energy Corp. declined 24% in 2012, as a combination of lower natural gas prices, questions about the company’s ability to service debt, and controversy surrounding its CEO’s financial incentives pushed the stock below $14 in May. Southeastern Asset Management and another activist investor pushed for improved corporate governance, replacing several board members and successfully lobbying for the termination of a profit-participation program they had opposed. Chesapeake also made progress in improving its balance sheet by selling non-core assets (at favorable prices, in Hawkins’ view) as well as paying down and refinancing debt at lower rates. While the stock rebounded from its low to close 2012 near $17, Hawkins believes the company has assembled the best collection of shale oil and gas assets in the United States and is worth nearly three times that price.

Health Net, Inc. was added to the fund in 2012 and fell 35% during the period of ownership. The managed- care company posted disappointing earnings results in 2012, based on poor underwriting related to challenges in transitioning its 2011 claims processing to comply with new federal guidelines. Sub-advisor Clyde McGregor believes management has addressed the systems issues that contributed to this problem, and because Health Net’s contracts are re-priced each year, the impact to earnings may be short-lived if management can execute more effective pricing in 2013. The company has a strong position in the California market, which could make the firm an attractive acquisition target for a larger managed-care competitor. As implied by recent private-market transactions, McGregor estimates Health Net is trading around half of its value on a per-member basis.

The fund’s top five contributors all gained over 50% in 2012 and reflect the diversity of the Masters Value portfolio. They include Cemex S.A.B. de C.V., a Mexican cement company, media firm HSN, Inc. (which owns the Home Shopping Network), toolmaker Snap-On, Inc., database provider JDA Software Group, Inc., and payment processor Visa, Inc..

Cemex S.A.B. de C.V. increased by 90% as the stock benefitted from signs of a nascent recovery in U.S. housing that could increase demand for its cement products. The company also made progress in restructuring its balance sheet by refinancing debt at lower interest rates and raising over $1 billion from the partial sale of its Latin American subsidiary. In a recent conversation with us, sub-advisor Mason Hawkins shared that Cemex’s operating leverage is beginning to act as a tailwind rather than a headwind. He considers Cemex the most competitively entrenched business in its industry, and the stock continues to sell at a deep discount to his appraisal value.

JDA Software Group, Inc. was added to the fund in May by McGregor, with an average cost under $28, and was tendered for $45 per share in December as a result of the firm’s merger with RedPrairie. The stock returned 63% during the fund’s holding period. Visa, another McGregor holding, (discussed on page 14) was among the fund’s best contributors for the second consecutive year.

It is important to understand that the fact that a stock has made or lost money for the fund in a given period tells us nothing about how successful the holding was or will ultimately become. The fund will own some stocks for significantly longer periods and the success of these holdings must be judged over the entire holding period and therefore won’t be known until they are eventually sold.

32 Litman Gregory Funds Trust

Litman Gregory Masters Value Fund Contribution by Holding

For the Year Ended December 31, 2012

Top Contributors

Portfolio
Security	Contribution
Cemex S.a.b. de C.V. - ADR	1.61%
Hsn, Inc.	1.06%
Snap-on, Inc.	0.97%
Jda Software Group, Inc.	0.89%
Visa, Inc. - Class A	0.87%
Directv - Class A	0.83%
Cvs Caremark Corp.	0.77%
Trw Automotive Holdings Corp.	0.74%
Level 3 Communications, Inc.	0.74%
Cheung Kong Holdings Ltd. - ADR	0.71%

Bottom Contributors

Portfolio
Security	Contribution
Dell, Inc.	-1.69%
Chesapeake Energy Corp.	-0.79%
Health Net, Inc.	-0.76%
Fairfax Financial Holdings Ltd.	-0.63%
Newfield Exploration Co.	-0.41%
Cit Group, Inc.	-0.17%
Vodafone Group Plc	-0.14%
Intel Corp.	-0.13%
H&R Block, Inc.	-0.09%
Atlas Air Worldwide Holdings, Inc.	-0.07%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio mix: The sub-advisors to the Value Fund do not make top-down decisions with respect to their positioning in various sectors, in countries, or across the market capitalization range. Instead, these exposures are the outcome of each manager’s bottom-up stock-selection process. Thus, the fund will often be positioned much differently than its Russell 3000 Value Index benchmark with regard to these characteristics.

For example, at year-end the fund had no exposure to utilities, which represent 6.5% of the Russell 3000 Value Index. The portfolio’s sole holding entering the year, E. On AG, was sold in October by the team at Franklin Mutual Advisors to fund the purchase of energy holding BP. Despite this addition, energy ended 2012 as the second-most underweighted sector in the fund, with an 11.0% weighting versus 15.4% for the index. The fund also remains underweight to financial stocks compared to the benchmark, although the gap narrowed during 2012 due to new purchases such as American International Group, Inc. and Cigna Corp. (both stocks are discussed in detail on page 37). This is the fund’s highest-weighted sector in absolute terms, with just over one-quarter of the portfolio’s stock holdings at year-end.

The fund’s largest relative overweights are in sectors that individually represent less than 10% of the benchmark, and in each of these sectors there is at least one holding that is not contained in the benchmark. In technology, the fund owns TE Connectivity Ltd.. In telecommunication services, Vodafone Group Plc is a foreign-listed stock. In consumer discretionary, HSN, Inc. is not part of the benchmark. These are indicative of the fund’s high active share.

The fund’s allocation to foreign-domiciled stocks rose slightly during the year, to 29.1% as of December 31. While based outside the United States, most of these firms do business across the globe, including substantial U.S. exposure. For example, Vodafone Group Plc owns 45% of mobile carrier Verizon Wireless. About 59% of the portfolio is held in large-cap names, with 25% in mid-caps and the remainder in small- or smid-cap stocks. We believe the sub-advisors’ ability to own their favorite ideas, regardless of market capitalization, provides a long-term advantage versus more constrained funds. Given such freedom, our managers are not struggling to find high-conviction investments today, and the fund’s 1.7% cash stake is at its lowest level since 2006.

Fund Summary 33

By Sector

	Sector Allocation
			Russell
	Fund	Fund	3000 Value
	as of	as of	Index as of
	12/31/12	12/31/11	12/31/12
Consumer Discretionary	11.0%	14.0%	8.6%
Consumer Staples	6.7%	11.1%	6.8%
Energy	11.0%	9.2%	15.4%
Finance	25.2%	18.3%	28.2%
Health Care & Pharmaceuticals	13.0%	10.9%	11.0%
Industrials	11.3%	5.2%	9.5%
Materials	4.4%	4.6%	4.1%
Technology	9.7%	15.4%	6.8%
Telecom	6.0%	5.3%	3.2%
Utilities	0.0%	2.4%	6.5%
Cash Equivalents & Other	1.7%	3.6%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $565 million

Small-Cap $565 million - $2.61 billion

Small/Mid-Cap $2.61 billion - $6.35 billion

Mid-Cap $6.35 billion - $17.4 billion

Large-Cap > $17.4 billion

Totals may not add up to 100% due to rounding

34 Litman Gregory Funds Trust

Taxes: The Masters Value Fund brings a large tax loss carry forward into 2013. The loss is equal to 36% of net assets. Because of the size of the loss we do not expect the fund to make a capital gain distribution in 2013 and possibly for one or more years beyond. We view this as a material benefit for the fund’s taxable shareholders.ii

Looking Forward

Though the fund had a disappointing year in 2012, as mentioned above it has delivered strong performance since the manager change that occurred in late 2008. We believe this manager change was significant to turning around the fund. Looking ahead we seek to capture a strong performance margin relative to our benchmarks with somewhat more consistency along the way. In that regard, Litman Gregory continues to focus on closely monitoring the fund’s sub-advisors and as always, looking for other skilled sub-advisors that we believe would be helpful in achieving the fund’s goals.

[i]	The performance of each of the managers is measured against the Russell 3000 Value index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 35

Litman Gregory Masters Value Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	30%	All sizes	Value
Clyde McGregor	Harris Associates L.P.	20%	Mostly large- and mid-sized companies	Value
Bill Nygren	Harris Associates L.P.	20%	Mostly large- and mid- sized companies	Value
Peter Langerman Philippe Brugere – Trelat	Franklin Mutual Advisers, LLC	30%	All sizes	Value

Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Value Fund from June 30, 2000 to December 31, 2012 compared with the Russell 3000 Value Index and Lipper Large-Cap Value Funds Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

36 Litman Gregory Funds Trust

Litman Gregory Masters Value Fund Stock Highlights

Visa, Inc. – Clyde McGregor

Visa, Inc. is held in both the Equity Fund and the Value Fund. Please refer to discussion on page 14.

American International Group (AIG), Inc. – Bill Nygren

American International Group, Inc. (AIG) is a large insurance company operating in both property and casualty (AIG) and life (SunAmerica). While AIG is still associated with the financial crisis having required over $180 billion in government support, AIG has made remarkable progress under the leadership of CEO Robert Benmosche. The government loans have been completely repaid and in the beginning of December 2012 the government sold its last remaining shares. AIG has also announced plans to sell 80% of its aircraft leasing business and recently sold its last remaining shares of Asian life insurer AIA group. This transformation has greatly simplified the business and also made it easier to estimate a value for the company. Instead of guessing at proceeds from sales of businesses and opaque levered loan portfolios, today the analysis is the same as it would be for any insurer: what is the current and future earnings outlook, how good are its reserves, how will the capital be invested. The property and casualty businesses went through a difficult period of writing bad business just to grow revenues. That has stopped and we believe for the last several years these businesses have focused on writing profitable business even if growth suffers. Reserves have been boosted to a level that we think is consistent with other high quality insurers. While the P&C business’ current mid -single digit return on equity is less than half of most other quality P&C companies, we believe the new P&C business strategies will allow AIG to earn a similar ROE to its quality peers in a few years. At the firm level, capital is being invested primarily in share repurchase, which at just over half of book is nicely accretive to per-share book value. We believe that AIG should earn over $3.00 in 2013 and be earning in excess of $5.00 per share within a few years. We believe that AIG’s price is discounting a past that doesn’t look like its future. We expect the current discount to other insurers, relative to both book value and future earnings power, will diminish as the memory of the financial crisis fades.

Cigna Corp. – Peter Langerman / Philippe Brugere-Trelat

Cigna Corp. is a diversified health insurance provider. The company’s primary business is the provision of health insurance to employers and Medicare recipients. It has a life and disability franchise that complements their health insurance offerings as well as a growing international business offering insurance products in local markets and for expatriates. The company also has a number of legacy businesses that have been discontinued and are in run-off.

In 2009, the company embarked on an ambitious program to transform its existing, and somewhat dysfunctional, business mix at the direction of newly appointed CEO David Cordani. Management repositioned the portfolio to focus on businesses with leading market share, increased financial flexibility by improving cost structures and strengthened the balance sheet. Certain areas were designated for growth, both organically and through acquisition, while other non-core businesses were placed in run-off. The company articulated its new strategy as one based upon three pillars: Go Deep within existing customers, geographies and products; Go Global to expand geographies and leverage capabilities locally; and Go Individual to orient products and services around the individual.

The path toward implementation of this new strategy has been bumpy, and equity markets have been skeptical of the likelihood of achieving the stated objectives. Overhang from the businesses in run-off has continued to concern investors. Additionally, in 2012 the company announced a major acquisition of dedicated Medicare player HealthSpring, which increased exposure to the Medicare market and its demographic segment. All of these issues enabled us to purchase Cigna at what we believe was an extremely attractive price—less than eight times underlying earnings.

We believe the company’s strategy will support its target of 10% to 13% earnings growth over the next three to five years. Amongst the diversified health insurance players, Cigna is very well positioned for the implementation of the Patient Protection and Affordable Care Act (“Obamacare”), which will significantly change the individual and small employer insurance market. With the least exposure to these segments compared to other carriers, Cigna has an opportunity to gain market share from incumbent players when health insurance exchanges are introduced on January 1, 2014. With respect to the Healthspring acquisition, Cigna has been able to leverage a unique physician engagement model in its commercial insurance business, creating a competitive advantage that we believe is also under-appreciated by investors.

Despite the shares’ appreciation over 2012, the stock trades at less than 10 times the midpoint of management’s 2013 earnings guidance. We see continued upside potential as the company resolves its legacy issues and aims to deliver sustainable earnings despite the changing health insurance landscape.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings in this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 37

Litman Gregory Masters Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2012

Shares		Value
COMMON STOCKS: 98.3%

Consumer Discretionary: 11.0%
23,500	Comcast Corp.	$844,825
54,500	DIRECTV - Class A*	2,733,720
14,000	Discovery Communications, Inc.*	819,000
28,330	HSN, Inc.	1,560,416
48,500	Liberty Interactive Corp.*	954,480
30,700	TRW Automotive Holdings Corp.*	1,645,827
		8,558,268
Consumer Staples: 6.7%
53,350	CVS Caremark Corp.	2,579,473
68,584	Imperial Tobacco Group Plc	2,646,558
		5,226,031
Energy: 11.0%
227,250	BP Plc	1,569,818
35,800	Cenovus Energy, Inc.	1,200,732
123,000	Chesapeake Energy Corp.	2,044,260
87,380	Marathon Oil Corp.	2,679,071
38,500	Newfield Exploration Co.*	1,031,030
		8,524,911
Financials: 25.2%
43,898	ACE Ltd.	3,503,060
28,400	American International Group, Inc.*	1,002,520
43,200	AON Plc	2,401,920
74,000	Bank of New York Mellon Corp.	1,901,800
17,200	Capital One Financial Corp.	996,396
130,000	Cheung Kong Holdings Ltd. - ADR	2,017,600
65,590	CIT Group, Inc.*	2,534,398
6,000	Fairfax Financial Holdings Ltd.	2,166,000
22,800	JPMorgan Chase & Co.	1,002,516
19,810	Morgan Stanley	378,767
818,018	RSA Insurance Group Plc	1,672,088
		19,577,065
Health Care, Pharmaceuticals & Biotechnology: 13.0%
50,105	Cigna Corp.	2,678,613
63,500	Health Net, Inc.*	1,543,050
82,715	Medtronic, Inc.	3,392,970
20,830	Merck & Co., Inc.	852,780
44,410	Omnicare, Inc.	1,603,201
		10,070,614
Industrials: 11.3%
49,000	ACS Actividades de
	Construccion y Servicios S.A.	1,230,107
32,900	Atlas Air Worldwide Holdings, Inc.*	1,457,799
50,600	FedEx Corp.	4,641,032
18,290	Snap-on, Inc.	1,444,727
		8,773,665
Materials: 4.4%
240,710	Cemex S.A.B. de C.V.* - ADR	2,375,808
42,617	ThyssenKrupp AG	997,943
		3,373,751
Technology: 9.7%
75	Comdisco Holding Co., Inc.*	374
306,000	Dell, Inc.	3,099,780
41,300	Intel Corp.	852,019
28,000	TE Connectivity Ltd.	1,039,360
33,000	Texas Instruments, Inc.	1,021,020
9,990	Visa, Inc. - Class A	1,514,284
		7,526,837
Telecommunication Services: 6.0%
107,266	Level 3 Communications, Inc.*	2,478,917
854,460	Vodafone Group Plc	2,146,054
		4,624,971
TOTAL COMMON STOCKS		76,256,113
(cost $69,410,974)

TOTAL INVESTMENTS IN SECURITIES		76,256,113
(cost $69,410,974): 98.3%

Other Assets and Liabilities: 1.7%		1,296,349

Net Assets: 100.0%		$77,552,462

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

38 Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Review

Litman Gregory Masters Smaller Companies Fund returned 18.5% in 2012, finishing the year more than two percentage points ahead of its Russell 2000 Index benchmark, which gained 16.4%. The fund’s performance has been exceptionally strong on a relative and absolute basis over the last four years with an average annual return of 21.7% compared to 16.1% for the benchmark. And despite a very poor 2008 during the financial crisis, the fund’s return also exceeds the benchmark’s average annual return over five years by 32 basis points. However, since the Smaller Companies Fund’s inception in mid-2003, the fund’s average annual return of 7.8% has trailed the benchmark’s 8.4% gain. Delivering strong long- term performance is a key goal with the Litman Gregory Masters funds, so we are disappointed to be trailing the benchmark since inception. However, because the fund has been beating its benchmark by significant margins in recent years it is closing the gap on since -inception performance, and we are encouraged by this as well as by of our enthusiasm for the current team of sub-advisors.

Litman Gregory Masters Smaller Companies Fund
Performance as of 12/31/2012

	Average Annual Total Returns
	1-Year	3-Year	5-Year	Since
				Inception
Institutional Class	18.51%	13.33%	3.88%	7.84%
Russell 2000 Index	16.35%	12.25%	3.56%	8.36%
Lipper Small-Cap Core Index	15.95%	11.91%	3.96%	8.69%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2012, the gross expense ratio for the Smaller Companies Fund was 1.54%. The inception date is 6/30/2003. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Smaller Companies Fund.

Portfolio Commentary

Performance of managers: In 2012, two of the four managers who were on the fund for the entire year finished ahead of their benchmarks. In addition, Copper Rock, who was on the fund through the end of November, outperformed their benchmark during that period. These performance numbers take into account the fees the sub-advisors charge the fund. The strongest performer was Cove Street Capital, whose return more than doubled their benchmark return.i

Longer term, of the three sub-advisors who have been with the fund since its inception in June 2003, two remain ahead of their benchmarks since that time. The third original sub- advisor had a very strong track record on this portfolio through the first five years but has slipped since then and is now underperforming (they have a strong longer-term record with a similar mandate for another Masters fund). This manager’s poor recent performance has led to a higher level of contact between Litman Gregory’s research team and the sub-advisor’s team. While our ongoing due diligence remains in progress, at this point in time we continue to have confidence in the sub-advisor’s ability to add value over the long term. The other sub-advisor, Cove Street is comfortably ahead of its benchmark since being added to the portfolio approximately five and a half years ago. The fifth manager, Frank Sustersic of Turner Investments was added to the fund in December to replace Copper Rock. See the section in this report for more background on Sustersic.

As we have written in the past, we do not expect outperformance from every manager in every year. Our goal for each manager, and for the overall fund, is long-term outperformance relative to the appropriate benchmark.

Sector and stock-picking impact: Though all the Litman Gregory Masters Funds are driven by bottom- up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. The Smaller Companies Fund’s performance in 2012 was heavily driven by individual stock picking. In fact, stock picking more than overcame the materially negative impact of the overall sector exposure on performance relative to the Russell 2000 benchmark. For the year, the sector exposure detracted more than three percentage points from performance. Overweights to the poor performing information technology and energy sectors, cost the fund nearly one and a half percentage points, combined. And underweights to the strong -performing financial and health-care holdings hindered relative performance from an allocation perspective. The largest contributor from an allocation perspective was utilities, where having zero exposure to one of the weakest-performing sectors in the period, benefitted performance.

A major detractor to performance was the fund’s average cash position of more than 10% in what was a strong year for small-cap stocks. Though other managers held cash, the FPA team had by far the largest cash allocation. They have held cash in other years and despite their cash holdings they have been the fund’s number one performer since its inception with a strong relative and absolute return.

Leaders and laggards: The table on page 40 lists the largest contributors to and detractors from performance for the year. As of December 31, five of the top 10 contributors for the year remain in the portfolio compared to only two of the largest detractors.

At the stock-picking level, the most meaningful contributions came from stock picks in the energy and information technology sectors. Strong stock picks in these two sectors combined to add nearly four percentage points of relative performance. In energy, OYO Geospace Corp. which develops products for seismic data acquisition that assists the oil and gas industry’s search for more energy reserves, nearly doubled in the period and was sold from the portfolio by Copper Rock late in the year due to valuation.

Within information technology, Western Digital Corp., a maker of hard-disk drives, gained nearly 40% in the 12-month period. The stock has been in the portfolio since mid-2010, and is up more than 50% over the holding period. FPA Capital, who owns the stock, believes the company will continue to benefit from its acquisition of Hitachi’s hard- disk business, believing the deal will add substantial earnings and free cash flow to the company over the next couple of years. At the end of the year, Western Digital was the largest holding in FPA’s sleeve of the portfolio, and the largest overall portfolio position at 2.7% of assets.

Fund Summary 39

The fund’s financial stocks also contributed strong performance. Within financials, Ocwen Financial Corp., a mortgage loan processor specializing in servicing subprime mortgages, was a big winner. Friess Associates purchased the stock in June and sold in October after the stock doubled and approached the team’s target price. The stock has since been added back to the portfolio in December by new portfolio manager Frank Sustersic, who believes Ocwen Financial Corp. will continue benefitting as major banks scale down non-core operations such as mortgage servicing in an attempt to further strengthen their balance sheets. And with banks planning to sell hundreds of billions of mortgage servicing rights, Sustersic believes that Ocwen has meaningful upside potential from current stock-price levels. It is among the larger holdings in Sustersic’s sleeve of the portfolio. Another winner in the financial space was CoreLogic, Inc., which provides property, financial and consumer information, analytics, and services to mortgage originators and servicers. Cove Street added the stock in February at an average cost of $15, and at year-end the stock was priced at nearly $27. The stock remains in the portfolio.

Among detractors for the year was Glu Mobile, Inc., a designer of games for mobile phones. Although the company topped earnings estimates on strong revenue growth, the stock traded lower as the company’s newest games were not as popular as anticipated and declined 28% in the fourth quarter. The stock was sold from the portfolio to fund an idea with better near-term earnings visibility.

Another poor performer was United Rentals, Inc. Friess purchased the stock in February based on expectations of the company’s ability to benefit from an ongoing shift towards renting construction equipment as well as market share gains related to industry consolidation. Although the stock initially climbed after its purchase, macro- economic worries overwhelmed what Friess believed were solid financial results and management guidance. The stock was sold in the middle of the year at a greater-than-20% loss.

It is important to understand that the fact that a stock has made or lost money for Litman Gregory Masters Smaller Companies Fund in a given period tells us nothing about how successful the holding has been or will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information may be of limited value in assessing the ultimate success of these stock holdings.

Litman Gregory Masters Smaller Companies Fund Contribution by Holding

For the Year Ended December 31, 2012

Top Contributors

Portfolio
Security	Contribution
Geospace Technologies Corp.	1.22%
CoreLogic, Inc.	1.21%
Ocwen Financial Corp.	1.13%
Taser International, Inc.	1.08%
Spartech Corp.	0.97%
Central Garden & Pet Co.	0.87%
Mwi Veterinary Supply, Inc.	0.84%
Hsn, Inc.	0.81%
Coinstar, Inc.	0.79%
Western Digital Corp.	0.78%

Bottom Contributors

Portfolio
Security	Contribution
Roundy’s, Inc.	-0.63%
Synchronoss Technologies, Inc.	-0.60%
United Rentals, Inc.	-0.56%
Glu Mobile, Inc.	-0.56%
Clean Harbors, Inc.	-0.46%
Pmc-Sierra, Inc.	-0.44%
Mistras Group, Inc.	-0.41%
Zumiez, Inc.	-0.36%
Ceva, Inc.	-0.32%
Dycom Industries, Inc.	-0.32%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio mix: Often this fund’s sector weights vary widely from those of its benchmark and this is presently the case. The differences reflect the managers’ bottom-up, focused stock- selection process in which little or no consideration is given to how their sleeves’ sector weights compare to the index. Over the long run, we view this as a potentially distinct advantage.

During the year, the largest change in portfolio sector weightings occurred in the consumer discretionary exposure. At the end of 2011, the sector was 21% of assets and the largest sector overweight at eight percentage points. At the end of 2012, consumer discretionary exposure decreased by nearly eight percentage points, down to less than 14% of the portfolio. The sector is now at an index weight. Winners such as Coinstar, Inc., HSN, Inc., and Liberty Interactive Corp. have all been sold from the portfolio. Furthermore, long-time holding Foot Locker, Inc. was trimmed during the year after strong appreciation. A recent addition in the sector is DeVry, Inc., added in December by FPA, who says that many of the schools in the for-profit education industry have experienced enrollment declines recently mainly because potential students have concerns about the job market and their employment prospects after graduation. FPA believes these are cyclical issues and enrollment will likely stabilize, albeit at a lower level, in 2013. Meanwhile, the company continues to experience growth in its medical and nursing schools and is diligently adding to its Brazilian assets. DeVry’s balance sheet remains strong with $220 million in net cash, and the valuation is attractive at less than 4x enterprise value to EBITDA.

Another notable change in sector weightings was in industrials, which decreased from nearly 14% down to 8%. The sector is now half of the weighting in the benchmark portfolio. An industrial name no longer in the portfolio is Clean Harbors, a leading provider of environmental, energy and industrial services throughout North America, which was sold at a 15% loss.

40 Litman Gregory Funds Trust

The largest increase in sector exposure occurred in the materials sector, which rose from 2.5% to 9.4%. Portfolio additions in the sector include three names that were added by Sustersic as he built his portfolio in December. These new names are Westlake Chemical Corp., a manufacturer of basic chemicals, vinyls, polymers, and fabricated building products, Rentech Nitrogen Partners LP, which engages in the production of natural gas-based nitrogen fertilizer and industrial products for agricultural uses, and Eagle Materials, Inc., a manufacturer and distributor of building products. (For more detail on Eagle Materials, see the stock write-up on page 45.)

Geographically, as was the case at the end of last year, the fund has relatively small exposure (currently 5%) to non-U.S. domiciled companies, with a good portion of this in Bermuda-based companies including Signet Jewelers Ltd. and White Mountains Insurance Group Ltd. A new foreign position established in the middle of 2012 was biotech firm, Alkermes Plc, which was a 1.3% weighting at year-end.

With regard to company size, the fund’s weighted average market capitalization increased during the year from $2.7 billion to $3.0 billion. The portfolio’s median market cap also increased during the year rising from $1.8 billion to $2.2 billion. Micro-cap stocks made up 8% of the portfolio at year end, down from 11% at the end of 2011.

By Sector

	Sector Allocation
			Russell
	Fund	Fund	2000
	as of	as of	Index as of
	12/31/12	12/31/11	12/31/12
Consumer Discretionary	13.7%	21.4%	14.0%
Consumer Staples	5.4%	1.9%	3.5%
Energy	13.1%	13.3%	6.1%
Finance	11.3%	9.1%	22.7%
Health Care & Pharmaceuticals	8.3%	6.9%	12.1%
Industrials	8.0%	13.9%	15.7%
Materials	9.4%	2.5%	5.3%
Technology	20.4%	22.7%	16.6%
Telecom	0.0%	0.0%	0.7%
Utilities	0.0%	0.0%	3.4%
Cash Equivalents & Other	10.4%	8.3%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $565 million

Small-Cap $565 million - $2.61 billion

Small/Mid-Cap $2.61 billion - $6.35 billion

Mid-Cap $6.35 billion - $17.4 billion

Large-Cap > $17.4 billion

Totals may not add up to 100% due to rounding

Fund Summary 41

Taxes: Litman Gregory Masters Smaller Companies Fund brings an enormous tax loss carry forward of 68% of net assets into 2013. Because of the size of the loss, we don’t expect the fund to make any capital gains distributions in 2013 and possibly for several years thereafter. We view the potential tax deferral as a valuable benefit for taxable shareholders.ii

New Sub-Advisor

On December 1, 2012, Litman Gregory hired Frank Sustersic of Turner Investments as a sub-advisor to the Litman Gregory Masters Smaller Companies Fund. Turner replaces Copper Rock Capital Management as one of the fund’s two growth-oriented managers. We have followed Sustersic since the late 1990s, and over the course of several years of interactions (with increasing exposure in the past four years), we have developed a high level of confidence in his stock picking skill and his ability to apply it to a concentrated portfolio for Masters. Our confidence in Sustersic’s stock-picking edge is a function of the sum-of-the-parts, as opposed to one specific aspect of his approach that we think stands out. One key criterion that contributes to Sustersic’s edge is his discipline. He is very clear on the types of companies he wants to own, why he owns them, how long he wants to own them, how much he is willing to pay, and how much he wants to own. He strongly emphasizes the need to be unemotional and objective in decision making. He is intellectually honest, and we feel that he stays well within his circle of competence, i.e., he admits what he doesn’t know or what is too tough to call. Additional positives are that he is well supported at Turner so that he is not pulled in many directions, and the firm is responsible with asset growth.

Sustersic will represent one-fifth of the fund’s assets, a weighting equal to that of the fund’s four other sub-advisors. The overall fund portfolio will continue to be diversified by investment style.

Sustersic invests primarily in domestic companies that he believes have the potential for strong earnings growth, with a focus on companies between $200 million and $3 billion in market capitalization. Sustersic specifically looks for companies with strong operating business models that will lead to accelerating earnings and improving earnings expectations. Typically these are companies with a specific edge, such as a compelling or unique product or service. Investment ideas are generated from a number of sources, and include quantitative screens, daily investment-team meetings/sector commentaries, fundamental analysis and/or trade checks of existing or potential holdings, as well as Sustersic’s general knowledge of the micro/small-cap universe.

The goal of his fundamental company analysis is to produce full-circle analysis utilizing input from company financials, competitors, suppliers, customers, and independent research providers to determine if a company will exceed, meet, or fall short of consensus earnings expectations. Company-level analysis begins by establishing an understanding of historical results from financial and fundamental perspectives. Revenue growth is ultimately the most important metric he looks for, while consistency and predictability of cash flows are also essential, i.e., he does not invest in turnaround situations. Sustersic also wants to understand historical trends in margins, research & development budgets, tax rates, etc. From there he questions management teams about past cycles, but also focuses on corporate management’s goals for the business, as well as competitive pressures. This is followed up by trade checks, where Sustersic wants to obtain broad-based confirmation of a thesis before investing. Unemotional and objective decision making is a key focus for Sustersic. At the time of purchase he believes it’s critical to identify and quantify the key factors driving growth, as well as operating weaknesses. He is also specific about defining whether his thesis is company-specific or is related to a broader industry tailwind, and whether the idea is secular in nature, cyclical, or catalyst-driven. Sustersic is valuation-sensitive, and he places considerable emphasis on historical valuation ratios such as price-to-sales and price-to-earnings ratios but relies more on a company’s EV/EBITDA (Enterprise Value/Earnings Before Interest, Taxes, Depreciation and Amortization) ratio.

When constructing the portfolio, Sustersic is attentive to understanding and managing risk. This impacts which stocks are selected for the Smaller Companies Fund as well as position size within the portfolio. For a stock to be held in the portfolio, conviction must be high. Often conviction is a function of companies Sustersic is very familiar with, and that have more visibility with respect to the earnings outlook. In the portfolio there may a tendency to own more niche businesses if they have a specific edge. Sustersic may also give a higher weight to companies where he can identify specific, favorable near-term events. Sustersic is conscious of macro environments, and this may influence the selection of stocks for the Smaller Companies Fund as well as the size of positions within the portfolio, but the primary driver is Sustersic’s assessment of each company’s operating fundamentals and valuations.

Looking Ahead

We are very pleased with the performance of Litman Gregory Masters Smaller Companies Fund in recent years. And we’re very excited about the addition of Frank Sustersic to the fund line-up. As we look forward we continue to be committed to our goal of establishing this fund as an exceptional core small-cap fund for the long run.

[i]	The managers and their respective benchmarks are: Jeff Bronchick: Russell 2000 Value Index; Bill D’Alonzo: Russell 2000 Growth Index; Dennis Bryan and Rikard Ekstrand: Russell 2000 Value Index; Frank Sustersic: Russell 2000 Growth Index; Dick Weiss: Russell 2000 Index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

42 Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Jeff Bronchick	Cove Street Capital, LLC	20%	Small- and mid-sized companies	Value
Dennis Bryan Rikard Ekstrand	First Pacific Advisors, LLC	20%	Small- and mid-sized companies	Value
Bill D’Alonzo and Team	Friess Associates, LLC	20%	Small- and mid-sized companies	Growth
Frank Sustersic	Turner Investments, Inc.	20%	Small- and mid-sized companies	Growth
Richard Weiss	Wells Capital Management, Inc.	20%	Small- and mid-sized companies	Blend

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to December 31, 2012 compared with Russell 2000 Index and Lipper Small-Cap Core Funds Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary 43

Litman Gregory Masters Smaller Companies Fund Stock Highlights

Crosstx Energy, Inc. – Jeff Bronchick

Crosstex Energy, Inc (XTXI) is the General Partner (“GP”) of a Master Limited Partnership (“MLP”) that trades under the symbol XTEX. While we are wary of the asset inflation in the MLP industry as a whole, the economic structure of the GP is a compellingly one-sided affair that we believe tilts in our favor and actually benefits from overbuilding at the MLP, a set of affairs that is well recognized by the market as most GPs are kept private. Thus, we also think this is an anomaly waiting to be cleaned up, which is another source of upside potential to our two year target of $24 per share.

The GP receives an incentive fee calculated off of the distributable cash flow generated by the gathering and processing business that it operates. In addition to this fee, XTXI also has a 20% ownership stake in the MLP, which entitles it to dividends paid to the holders of XTEX stock. XTXI’s incentive rights from their management of the MLP conform to a distribution waterfall that has four different tiers. If, for example, XTEX receives a distribution of $0-$1, XTXI receives a 2% incentive right. The three other tiers with commensurate incentive splits are: $1-$.125 (15%), $1.25-$1.50 (25%), and $1.50+ (50%). Currently, the GP is earning incentives within its 25% incentive fee split but they are on the cusp of the next higher tier.

XTXI’s assets are located primarily in the southeastern portion of Louisiana, close to the massive petrochemical complex operated by the large chemical manufacturers such as Dow and DuPont. With the prevalence of end users around them, XTXI has embarked on an expansion program that they’ve dubbed “Cajun-Sibon”. This project, costing $700 million, will enable the company to take in more natural gas liquids into their fractionators scattered across southeastern Louisiana. In an attempt to protect their investment, XTXI has signed up long term delivery contracts with users such as Dow Hydrocarbons that will guarantee a steady stream of income for XTXI and increased cash flow distributions via dividends. In response to past issues when XTXI relied on natural gas to NGL spreads for nearly half of their profit, the Cajun-Sibon expansion will create a business where 85% of operating profits come from long-term contracted fixed fee business. After the completion of both phases of the Cajun-Sibon expansion, the MLP should have over $115 million in extra distributable cash flow. This translates into the potential for both higher dividends derived from the 20% ownership in the MLP as well as the step up to the 50% incentive free distribution tier where every marginal dollar of cash distributed will be split 50/50 with the MLP holders.

InterDigital, Inc. – Dennis Bryan / Rikard Ekstrand

Among the stocks that represent how our investment strategy can take advantage of market volatility to the benefit of the fund’s return is InterDigital, Inc. (IDCC). We originally purchased IDCC in 2011 when the stock was trading in the low-to-mid $30s. Shortly after we started buying our position in the stock, IDCC appreciated substantially on speculation that the company would be sold. We had a very small position at the time and chose not to sell our shares at higher prices. While we were not surprised that IDCC’s Board of Directors concluded that selling the company was not in the best long term interest of shareholders, we were not expecting the stock to fall below our initial purchase price. However, in the late spring of 2012, IDCC shares declined to the low $20s where we added to our position. From the low $20s, IDCC nearly doubled and by the end of 2012 the stock was again trading above $41, or not very far away from where it started the year.

IDCC engages in the design and development of technologies that enable and enhance wireless communications. The company offers technology solutions for use in digital cellular and wireless products and networks, including 2G, 3G, 4G, and IEEE 802-related products and networks. As of December 31, 2012, it held a portfolio of more than 15,000 patents and patent applications related to the fundamental technologies that enable wireless communications. The company licenses its patents to equipment producers that manufacture, use, and sell digital cellular and IEEE 802-related products. IDCC incorporates its solutions in various products comprising mobile devices, such as cellular phones, tablets, and notebook computers. InterDigital, Inc. was founded in 1972 and is headquartered in King of Prussia, Pennsylvania.

Many investors do not understand IDCC very well because it does not make anything. The company has hundreds of engineers, many of whom hold advanced degrees in electrical engineering or physics, that work with industry standards committees to ensure that all of our smartphones and tablets that connect to the internet and communicate with each other work properly. IDCC’s engineers design some of the most essential technologies for all of these devices to communicate with each other. The company then patents the technologies to be licensed to handset, tablet, and computer manufacturers.

Besides collecting royalties on the patents which are licensed, IDCC also will occasionally sell non-core patents or enter into joint ventures agreements to further monetize the company’s patent assets. For example, during the second half of 2012, IDCC closed on a deal to sell several thousand non-core patents to Intel for $375 million, or over $9 per share. Recently, IDCC announced a JV deal with Sony to form a new company to market machine-to-machine wireless technology. Thus, IDCC has several ways it can potentially generate good returns for shareholders other than through the traditional way of licensing its patents and collecting royalties.

While the stock has appreciated roughly 50% from the fund’s cost basis, we still see reasonable upside opportunity for IDCC. This is because we believe the company is in a good position to prevail in its litigation with some of the largest wireless handset manufacturers who are currently not paying any royalties to the company. Should the courts determine that these large manufacturers are in violation of IDCC’s patents and be required to pay the market rate per device to IDCC, the company’s earnings from royalties will likely improve substantially from the level.

Drew Industries, Inc. – Bill D’Alonzo

In the wake of the Great Recession, sales lots for recreational vehicles (RVs) grew dormant as demand slumped and credit tightened. With a recovery in RV sales now picking up speed, we believe Drew is positioned to benefit as customers return and dealers build inventory.

NYSE-listed Drew Industries, Inc. supplies components for recreational vehicles and manufactured homes. Drew’s products include windows, doors, chassis parts, bath and shower units, axles, upholstered furniture, and slide-

44 Litman Gregory Funds Trust

out mechanisms for RVs. In addition, Drew manufactures components for modular housing, truck caps, buses, and trailers used to haul boats, livestock and other cargo. The company is debt free.

September-quarter earnings grew 72 percent. Revenue increased 26 percent, driven by a 43 percent rise in RV segment sales. Drew benefits as RV buyers shift toward more affordable, towable travel trailers and fifth-wheel RVs, which both incorporate above-average amounts of the company’s components. Content in these two categories increased 17 percent to $2,685 per unit in the 12 months ended September 2012.

As dealers adjust inventories to meet new demand, Drew stands to benefit from manufacturing efficiencies on higher unit volume. Management expects incremental operating profit margins on sales growth to exceed 10 percent in the December quarter.

The Friess Associates team spoke with Chief Executive Fred Zinn regarding sales growth in new markets. The company has increased its focus on opportunities in adjacent categories, such as buses, truck caps and cargo trailers, where it can leverage its existing manufacturing systems in an effort to gain market share.

Drew announced it would pay a special dividend of $2.00 per share on December 20, 2012. The Friess Associates team purchased Drew at 14 times 2013 earnings estimates. Based on consensus estimates, Wall Street expects Drew to grow earnings 25 percent in that period.

Eagle Materials, Inc. – Frank Sustersic

Eagle Materials, Inc. is a U.S. based diversified manufacturer and distributor of building products used in residential, industrial, commercial, and infrastructure construction. The company sells four primary materials which include gypsum wallboard, cement, recycled paperboard, and concrete and aggregates. According to company data published by Goldman Sachs, the gypsum wallboard and cement businesses combine for approximately 73% of the company’s revenues. The company’s gypsum wallboard business, their largest revenue generator, is used to finish the interior walls and ceilings in residential, commercial, and industrial structures. The cement business is used for mining limestone, the recycled paperboard business supports it gypsum business selling to gypsum wallboard manufacturers, and the concrete and aggregates business involves selling ready mix concrete, crushed stone, sand, gravel, and lightweight aggregates.

Growth Opportunities:

Growth opportunities for Eagle Materials are primarily determined by the health of the U.S. construction industry. Amid the continued recovery in residential housing, the demand for gypsum wallboard, cement, concrete, and aggregates is gaining strength. We believe the increased demand for building materials will continue over the next few years as the residential housing industry should experience a strong multi-year run in our view. The strength in residential housing is extremely important to Eagle Materials as 68% of their revenues are tied to residential construction. According to Goldman Sachs research, residential construction is estimated to accelerate 20% in 2013 and 10% in 2014. Furthermore, there is also growth opportunity for the company in private non-residential construction. The U.S. Census Bureau reported an increase in this area of 18% year over year through the first three quarters of 2012 and estimate 5% growth in both 2013 and 2014.

With a U.S. housing recovery underway, we believe the largest growth opportunity lies within the company’s gypsum wallboard business segment. As stated above, gypsum wallboard producers should benefit from the increase in new housing. The wallboard industry is coming off a multi-decade pricing trough and we believe due to a number of factors Eagle Materials is well positioned to capture additional market share in this rising industry. First, utilization rates are climbing higher for wallboard material as more homes are constructed. Furthermore, we believe Eagle Materials has a competitive advantage in that their low cost structure enables the firm to compete more aggressively on price when compared to competitors USG and Lafarge. We feel competitors are likely to be slow to increase production considering the recent five year downturn for the housing industry as increased production would lower margins. We feel this is less of a concern for Eagle who provides lower cost products and we believe this should help bolster their current 8% market share of the wallboard market. The company’s cement business also is an attractive opportunity for growth. Again, aided by the recovery in residential housing construction, we believe that Eagle will see increased demand and better pricing power for the use of cement.

Additional growth opportunities for the company also should come from the growing area of Frac Sand. Eagle Materials is in the process of acquiring competitor LaFarge’s cement plants in Missouri and Oklahoma, which should expand cement production by 60% for Eagle and add $50 million to earnings once the deal is complete. The acquisition should provide increased exposure to the growing demand for frac sanding, sand that is pumped into wells allowing for more efficient extraction in oil and gas shales.

Valuation:

Eagle Materials currently trades at 10.9 times 2013 enterprise value/ EBITDA multiple (Earnings Before Interest, Taxes, Depreciation, and Amortization), below the industry average of 13.9 times. We believe the stock offers are very attractive risk/ reward scenario as the stock is trading at a 20 to 30% discount to its peers. We believe the stock has much room to grow driven by the pricing recovery in wallboard and cement industries, Eagle’s ability to convert its earnings to cash, the company’s strong return to capital structure, and the potential for the company to deploy capital to enrich shareholder value. As such, we believe the fiscal year 2014 earnings per share for Eagle Materials should be $3.50 (above the $2.68 street consensus) with a price target of $70.

Fund Summary 45

Steelcase, Inc. – Dick Weiss

Steelcase, Inc. (SCS) designs and manufactures furniture systems for business enterprises throughout the world. Since the beginning of the decade, Steelcase has evolved into a leaner, more diverse company by expanding its products and geographical footprint to service businesses, including Fortune 1000 companies, throughout the globe. At the end of the most recent quarter, 69% of total sales were derived from the Americas segment with the remaining 31% representing international operations which the company has focused on expanding. Since 2000, SCS has decreased its manufacturing footprint as it has transformed from a vertically integrated manufacturer into more of a hybrid, flexible model, allowing it to become the leading innovator in the office systems group.

Being a name tied to the economy, SCS provides cyclical exposure and is particularly correlated to office construction and unemployment trends. In November the Architectural Billings Index, a leading indicator of commercial construction, rose to its highest level since 2007, at 53.2. This was up from 52.8 in October and has been above 50 for four consecutive months, with the three-month moving average being 52.5. There tends to be a 9-12 month lag between architecture billings and construction spending, with a figure north of 50 representing an increase in billings. SCS is positioned to benefit from a rebound in non-residential and office construction, which should positively affect earnings in the coming quarters.

Coming off a quarter in which sales for the Americas segment grew 3% y/y, making for 11 straight quarters of growth, SCS is positioned to benefit from an improving macro as the most diversified name in the office furniture group. With the pickup in office space utilization, Steelcase’s strategy of being the leader in “mobile” and “interconnected” workspaces is enabling it to pick up market share. As a result, SCS should be able to drive additional earnings power in 2013 with favorable economic factors as a tailwind. Further, in the most recent quarter management highlighted order growth of 7% in the Americas and 8% in EMEA on a constant currency basis. Given the positive order growth in the quarter, the company is well positioned to experience good growth in 2013 as the cycle begins to turn in its favor.

As to the stock, given the cyclicality of the name, we value it on metrics such as price to sales, price to EBITDA and DCF modeling. With a private market value in the mid to high teens, the stock offers good opportunity. If the economy continues to show improvement and office space utilization improves, the PV may move higher and the stock’s discount to the PV should narrow. For this reason, we believe the stock remains reasonably attractive.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

46 Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund

schedule of investments in securities at December 31, 2012

Shares		Value
COMMON STOCKS: 89.6%

Consumer Discretionary: 13.7%
35,000	AFC Enterprises, Inc.*	$914,550
62,500	Best Buy Co., Inc.	740,625
281,187	dELiA*s, Inc.*	328,989
16,600	DeVry, Inc.	393,918
32,500	Drew Industries, Inc.	1,048,125
7,700	Foot Locker, Inc.	247,324
100,000	Live Nation Entertainment, Inc.*	931,000
24,700	Meritage Homes Corp.*	922,545
33,500	Shutterfly, Inc.*	1,000,645
8,400	Signet Jewelers Ltd.	448,560
37,900	Stage Stores, Inc.	939,162
8,000	Time Warner Cable, Inc.	777,520
18,041	Vitamin Shoppe, Inc.*	1,034,832
		9,727,795
Consumer Staples: 5.4%
33,760	B&G Foods, Inc.	955,746
150,000	Central Garden and Pet Co.*	1,567,500
14,500	Hain Celestial Group, Inc. (The)*	786,190
118,000	Roundy’s, Inc.	525,100
		3,834,536
Energy: 13.1%
60,000	Approach Resources, Inc.*	1,500,600
10,379	Baker Hughes, Inc.	423,878
450,000	Carbon Natural Gas Co.* #	180,000
100,000	Crosstex Energy, Inc.	1,434,000
62,500	Denbury Resources, Inc.*	1,012,500
6,800	Ensco Plc	403,104
20,500	Helmerich & Payne, Inc.	1,148,205
29,000	Oasis Petroleum, Inc.*	922,200
14,300	Patterson-UTI Energy, Inc.	266,409
18,400	Rosetta Resources, Inc.* (a)	834,624
38,400	Rowan Companies, Inc.*	1,200,768
		9,326,288
Financials: 11.3%
47,500	Chesapeake Lodging Trust	991,800
71,500	CNO Financial Group, Inc.	667,095
35,000	CoreLogic, Inc.*	942,200
44,500	Fifth Third Bancorp	675,955
39,640	Ocwen Financial Corp.*	1,371,148
22,800	Potlatch Corp.	893,532
32,290	Stewart Information Services Corp.	839,540
23,000	Tree.com, Inc.	414,690
2,484	White Mountains Insurance Group Ltd.	1,279,260
		8,075,220
Health Care: 8.3%
35,532	Air Methods Corp.	1,310,776
31,040	Align Technology, Inc.*	861,360
50,400	Alkermes Plc*	933,408
16,181	Analogic Corp.	1,202,248
43,200	Greatbatch, Inc.*	1,003,968
20,000	PerkinElmer, Inc.	634,800
		5,946,560
Industrials: 8.0%
8,500	Alaska Air Group, Inc.*	366,265
78,500	Delta Air Lines, Inc.*	931,795
46,000	On Assignment, Inc.*	932,880
16,600	Ryder System, Inc.	828,838
44,300	Steelcase, Inc.	564,382
116,500	Taser International, Inc.*	1,041,510
28,800	Trinity Industries, Inc.	1,031,616
		5,697,286
Information Technology: 20.4%
23,800	Altera Corp.	819,672
31,100	Arrow Electronics, Inc.*	1,184,288
16,300	Avago Technologies Ltd.	516,058
39,300	Avnet, Inc.*	1,202,973
84,400	Blucora, Inc.*	1,325,924
183,500	Brocade Communications Systems, Inc.*	978,055
18,942	Heartland Payment Systems, Inc.	558,789
20,800	InterDigital, Inc.	854,880
16,960	Manhattan Associates, Inc.*	1,023,366
30,000	NeuStar, Inc.*	1,257,900
30,500	Plexus Corp.*	786,900
175,000	PMC-Sierra, Inc.*	911,750
41,500	Western Digital Corp.	1,763,335
100,000	Western Union Co. (The)	1,361,000
		14,544,890
Materials: 9.4%
13,000	Deltic Timber Corp.	918,060
20,300	Eagle Materials, Inc.	1,187,550
107,500	Headwaters, Inc.*	920,200
29,570	Rentech Nitrogen Partners LP	1,114,493
50,000	Sealed Air Corp.	875,500
21,450	Westlake Chemical Corp.	1,700,985
		6,716,788

TOTAL COMMON STOCKS
(cost $53,525,027)		63,869,363

TOTAL INVESTMENTS IN SECURITIES
(cost $53,525,027): 89.6%		63,869,363

Other Assets and Liabilities: 10.4%		7,419,433

Net Assets: 100.0%		$71,288,796

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. The security has been deemed liquid by the Trust’s Board of Trustees.

#	These securities are illiquid at December 31, 2012, at which time the aggregate value of illiquid securities is $180,000 or 0.3% of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 47

Litman Gregory Masters Focused Opportunities Fund Review

The Litman Gregory Masters Focused Opportunities Fund returned 17.5% during 2012, 1.5 percentage points higher than its S&P 500 Index benchmark and 2.6 percentage points better than the Morningstar Large Blend peer group. The fund also outperformed the Morningstar Large Growth Peer group by 2.2 percentage points. (Though we believe the fund is better categorized as “blend” than “growth” Morningstar currently categorizes it as “growth.”) The fund’s three-year record as of 12/31/12 also tops its S&P 500 benchmark and the large blend peer group, while over five years it trails the index but beat its peer group of large blend funds. Similarly, since inception the fund slightly trails the index but has out-performed the Morningstar Large Blend category by 0.5 percentage point. The strength of the fund’s performance relative to the Morningstar Large Growth category has resulted in the fund receiving a 4-Star Overall Morningstar RatingTM among 1,503 funds, as of December 31, 2012. (Again we believe the fund is best categorized as Blend.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.i

Litman Gregory Masters Focused Opportunities Fund
Performance as of 12/31/2012

	Average Annual Total Returns
	1-Year	3-Year	5-Year	Since
				Inception
Institutional Class	17.55%	11.93%	1.18%	3.61%
S&P 500 Index	16.00%	10.87%	1.66%	4.01%
Morningstar Large Blend Category	14.84%	8.94%	0.58%	3.04%
Morningstar Large Growth Category	15.26%	9.02%	0.71%	3.75%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2012, the gross and net expense ratios for the Institutional Class were 1.44% and 1.36%, respectively. Through 04/30/2013, Litman Gregory has contractually agreed to waive a portion of its advisory fees, effectively reducing total advisory fees to approximately 1.02% of the average daily net assets. Litman Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman Gregory has agreed not to seek recoupment of advisory fees waived. Through 4/30/2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date is 6/30/2006. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Focused Opportunities Fund.

Portfolio Commentary

Performance of managers: The performance of the individual sub-advisors continues to be mixed. One sub-advisor has beaten his benchmark by wide margins over one and three years, and since inception (they have been managing the fund for less than five years), while the other two managers trail their benchmarks.ii

Sector and stock-picking impact: As we have written many times before, sector allocation in this fund is driven purely by the managers’ bottom-up stock selection. We know that with a maximum of 21 stocks in the portfolio, the sector composition of the fund will often look significantly different than the S&P 500 portfolio and often will consist of only one or two stocks. Over time we expect performance to be driven by stock selection rather than sector allocations. But we do think it can be helpful to review the effects of both sector allocation and stock selection to understand shorter-term performance drivers.

In 2012, overall sector weightings did not materially impact performance relative to the S&P 500 benchmark. Positive sector allocations were largely offset by negative sector allocations. Individually, the fund’s exposure to financial, energy and consumer discretionary companies did impact relative performance but these largely offset each other. The fund was significantly overweight to the strong performing financial sector in 2012. This helped performance even though the fund’s financial holdings underperformed the financials held in the S&P 500 Index benchmark. It is worth noting that while the fund’s financial stocks underperformed those in its benchmark, they did return almost 22% as a group for the year, led by BM&FBovespa S.A. and Bank of New York Mellon Corp. The fund was significantly underweighted to the strong performing consumer discretionary sector. However, with only one holding, it is easy to understand why sector analysis has its limitations in a concentrated portfolio. And in this case the one holding, Amazon.com, Inc., had a strong year to more than offset the allocation effect. The biggest drag on performance for the year from a sector allocation standpoint was the fund’s overweight exposure to the weak performing energy sector. Here the overweight was exacerbated by the poor performance of one of fund’s holdings in the sector, Canadian Natural Resources Ltd.

The fund continues to hold approximately 20% of its assets in foreign companies, which as a group added less than one percentage point to the fund’s overall return. Foreign holdings in the portfolio at year end include Brazilian stock exchange BM&FBovespa S.A., oil and gas producer Canadian Natural Resources Ltd., German industrial conglomerate ThyssenKrupp AG, mobile telecom giant Vodafone Group Plc and BP Plc (formerly British Petroleum). BM&FBovespa S.A. was one of the top performers for the fund for the year, while Canadian Natural Resources Ltd. occupies the top spot on the Laggards list. With respect to Canadian Natural Resources Ltd., Chris Davis and Ken Feinberg are impressed with the combination of proven reserves, company management and the currently discounted stock price relative to recent market transactions for similar companies. You can read about the Davis team’s thesis for investing in energy companies in general, and more detail on their thinking about Canadian Natural Resources Ltd., on page 14.

48 Litman Gregory Funds Trust

Leaders and laggards: The table below illustrates that individual stock performance was the key driver to the fund’s performance in 2012, highlighted by the strong performance of Visa, Inc. (up 50% for the year), over 40% annual returns from Amazon.com and Salesforce.com, greater than 30% returns from BM&FBovespa S.A., Bank of New York Mellon Corp. and Apple, Inc., and over 20% gains from CVS Caremark Corp., Cigna Corp. (discussed in detail by the Franklin Mutual team on page 37), American Express Co., and Wells Fargo & Co.. Gains such as these are not the norm, but unearthing attractive investment opportunities and having the fortitude to stay with them against contrary market sentiment is one of the factors that we believe distinguishes skilled investors. This is best illustrated by noting that 12 months ago Bank of New York Mellon Corp., BM&FBovespa S.A. and Wells Fargo & Co. were all featured on our Laggards list. This year’s laggards include Canadian Natural Resources Ltd. which dropped over 21% for the year, business lender CIT Group (down 6+%), Vodafone (down over 4%), oil giant BP and Intuitive Surgical (both slightly negative for the year). Intuitive Surgical was sold earlier this year and was a long term contributor to fund performance. Both CIT Group and BP Plc are new to the fund in the second half of 2012.

Litman Gregory Masters Focused Opportunities Fund Contribution by Holding

For the Year Ended December 31, 2012

Top Contributors

Portfolio
Security	Contribution
Visa, Inc. - Class A	2.30%
Cvs Caremark Corp.	2.05%
Apple, Inc.	1.98%
Salesforce.com, Inc.	1.94%
Amazon.com, Inc.	1.71%
Bm&F Bovespa S.A.	1.56%
Bank of New York Mellon Corp.	1.33%
Cigna Corp.	1.30%
American Express Co.	1.28%
Merck & Co., Inc.	0.95%

Bottom Contributors

Portfolio
Security	Contribution
Canadian Natural Resources Ltd.	-1.14%
Cit Group, Inc.	-0.33%
Vodafone Group Plc	-0.24%
Intuitive Surgical, Inc.	-0.02%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio Mix: As mentioned earlier, the fund’s mix of securities and its exposure to economic sectors and foreign markets continues to look significantly different than its primary benchmark, which reflects the highly concentrated nature of the fund and the managers’ mandate to focus on their stock selection and not how their portfolios look compared to an index. This is exemplified by the fund’s more than double weighting to financial companies compared to its S&P 500 benchmark, along with the absence of any holdings in the utilities and industrials sectors. The fund is also significantly under- represented in the consumer discretionary and health care sectors in comparison to the benchmark; conversely four of its 21 holdings are in the energy sector thus creating an overweighting. The fund’s sector overweights do not mean that it is concentrated in any single industry, as its financial holdings includes a broad group of industries such as traditional banking, custodial banking, insurance, financial services, investments, and business lending. The energy companies the fund holds are diversified oil and natural gas producers, refinery and delivery operators and industry consultants/contractors.

The fund holds four new names at year end compared to a year ago. Salesforce.com, Inc. is the new name in the technology sector, BP Plc was added to the energy sector, CIT Group is a new financial holding and Cigna Corp. was added in the health care sector. These additions were offset by the sale of several holdings, and the combination of purchases and sales altered the fund’s sector mix. Notable changes in the portfolio included a reduction in exposure to the health care sector due the sale of Intuitive Surgical and the elimination of the fund’s exposure to the utilities sector by the sale of E.ON AG during the year. The sale of Kraft Foods, Inc. explains the reduction in the consumer staples sector.

Foreign holdings have decreased to just under 20% of the portfolio, slightly less than its average of 22% over its six and a half year life. From a market capitalization standpoint, the fund continues to hold primarily large companies, with over 72% of the portfolio having market caps in excess of $17 billion and only two companies (Alleghany Corp. and CIT Group) having market capitalization under $10 billion.

With respect to the fund’s style exposure, Morningstar categorizes the fund as Large Cap Growth. However, we believe that shareholders should think of Focused Opportunities as a blend fund—given that the fund’s assets are allocated equally between growth, value and blend sub-advisors. It is also worth noting that the fund’s sub-advisors all invest globally so it is not surprising that the fund has tended to have material non-U.S. exposure.

Fund Summary 49

By Sector

	Sector Allocation
	Fund	Fund	S&P500
	as of	as of	Index as of
	12/31/12	12/31/11	12/31/12
Consumer Discretionary	4.5%	3.7%	11.5%
Consumer Staples	11.1%	14.9%	10.6%
Energy	17.0%	15.6%	11.0%
Finance	33.4%	26.0%	15.6%
Health Care & Pharmaceuticals	6.6%	9.4%	12.0%
Industrials	0.0%	0.0%	10.1%
Materials	2.6%	2.6%	3.6%
Technology	18.6%	15.7%	19.0%
Telecom	5.2%	5.8%	3.1%
Utilities	0.0%	4.3%	3.4%
Cash Equivalents & Other	1.0%	2.0%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $565 million

Small-Cap $565 million - $2.61 billion

Small/Mid-Cap $2.61 billion - $6.35 billion

Mid-Cap $6.35 billion - $17.4 billion

Large-Cap > $17.4 billion

Totals may not add up to 100% due to rounding

50 Litman Gregory Funds Trust

Taxes: Litman Gregory Masters Focused Opportunities Fund enters 2013 with a sizable tax loss carry forward, which originally resulted from the losses incurred in 2008 and the shareholder redemptions that followed. At 34% of net assets, the loss remains very high. Based on the size of the loss it is highly unlikely the fund will make a capital gain distribution in 2013 and very possibly will avoid one for several more years. We view this as a material benefit for the fund’s taxable shareholders.iii

Closing Comments

The Litman Gregory Masters Focused Opportunities Fund is still overcoming its poor showing in 2008 but it has almost recouped all of that underperformance with very strong relative and absolute performance since that time. Over the last four years it has returned 20.28% compared to 14.57% for the S&P. The fund has also out-returned its S&P 500 benchmark in every calendar year since its launch except for 2008. We continue to focus on our goal of extending the success the fund has seen over the last four years.

[i]	For each fund with at least a three–year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Litman Gregory Masters Focused Opportunities was rated against the following numbers of U.S. domiciled Large Growth funds over the following time periods: 1503 funds in the last three years, and 1301 funds in the last five years, With respect to these Large Growth funds, Litman Gregory Masters Focused Opportunities received a Morningstar Rating of 5 stars and 3 stars for the three-,and five-year periods respectively.

©   2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

ii	The managers and their respective benchmarks are: Christopher Davis and Ken Feinberg: S&P 500 Index; Peter Langerman and Philippe Brugere-Trelat: Russell 3000 Value Index; Frank Sands Jr. and Michael Sramek: Russell 1000 Growth Index.

iii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Fund Summary 51

Litman Gregory Masters Focused Opportunities Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis Kenneth Feinberg	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Blend
Peter Langerman Philippe Brugere – Trelat	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	33.33%	All sizes, but mostly large- and mid-sized companies	Growth

Focused Opportunities Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Focused Opportunities Fund from June 30, 2006 to December 31, 2012 compared with the S&P 500 Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

52 Litman Gregory Funds Trust

Litman Gregory Masters Focused Opportunities Fund
Stock Highlights

Canadian Natural Resources Ltd. – Chistopher Davis / Kenneth Feinberg

Canadian Natural Resources Ltd. is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to discussion on page 14.

Cigna Corp. – Peter Langerman / Philippe Brugere-Trelat

Cigna Corp. is held in both the Value Fund and the Focused Opportunities Fund. Please refer to discussion on page 37.

Schlumberger Ltd. – Sands Team

Schlumberger Ltd. is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to discussion on page 15.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 53

Litman Gregory Masters Focused Opportunities Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2012

Shares		Value
COMMON STOCKS: 99.0%

Consumer Discretionary: 4.5%
10,400	Amazon.com, Inc.*	$2,611,856

Consumer Staples: 11.1%
133,340	CVS Caremark Corp.	6,446,989

Energy: 17.0%
250,580	BP Plc	1,730,979
80,580	Canadian Natural Resources Ltd.	2,326,344
113,998	Marathon Oil Corp.	3,495,179
33,000	Schlumberger Ltd.	2,286,570
		9,839,072
Financials: 33.4%
8,740	Alleghany Corp.*	2,931,571
62,480	American Express Co.	3,591,351
113,899	Bank of New York Mellon Corp.	2,927,204
376,000	BM&FBovespa S.A.	2,570,940
89,696	CIT Group, Inc.*	3,465,853
64,900	Loews Corp.	2,644,675
35,260	Wells Fargo & Co.	1,205,187
		19,336,781
Health Care: 6.6%
71,110	Cigna Corp.	3,801,541

Materials: 2.6%
64,280	ThyssenKrupp AG	1,505,216

Technology: 18.6%
5,700	Apple, Inc.	3,038,271
34,500	QUALCOMM, Inc.	2,139,690
16,300	Salesforce.com, Inc.*	2,740,030
18,800	Visa, Inc. - Class A	2,849,704
		10,767,695
Telecommunication Services: 5.2%
1,186,870	Vodafone Group Plc	2,980,931

TOTAL COMMON STOCKS
(cost $47,226,458)		57,290,081

TOTAL INVESTMENTS IN SECURITIES
(cost $47,226,458): 99.0%		57,290,081

Other Assets and Liabilities: 1.0%		577,576

Net Assets: 100.0%		$57,867,657

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

54 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund gained 9.4% in 2012. This compares to a 4.2% return for the Barclay’s Aggregate Bond Index, 16.0% for the S&P 500, 0.5% for 3-Month LIBOR, and 3.5% for the Morningstar “Multialternative” peer group category. Since its inception on 9/30/11, the fund is up a cumulative 13.1% versus 4.9% for its Morningstar peer group. We are pleased with the fund’s performance so far and very enthusiastic about its long-term prospects.

Litman Gregory Masters Alternative Strategies Fund
Performance as of 12/31/2012

	Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year	Since
					Inception
Institutional Class	9.41%	n/a	n/a	n/a	10.38%
Investor Class	9.16%	n/a	n/a	n/a	10.16%
Barclay’s Aggregate Bond Index	4.23%	n/a	n/a	n/a	4.30%
S&P 500	16.00%	n/a	n/a	n/a	23.13%
40/60 Blend of S&P 500 & Barclays Agg Bond Index	8.96%	n/a	n/a	n/a	11.71%
3-Month LIBOR	0.52%	n/a	n/a	n/a	0.47%
Morningstar Multialternative Category	3.49%	n/a	n/a	n/a	3.91%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2012, expense ratios for the Institutional Class were 1.98% gross and 1.75% net, and for the Investor Class, 2.23% gross and 2.00% net. Through April 30, 2014, Litman Gregory has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2013 (unless otherwise sooner terminated) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement, exclusive of dividend and interest expense, for the Institutional Class and the Investor Class will not exceed 1.49% and 1.74%, respectively.

The inception date for both the Institutional Class and the Investor Class is 9/30/2011. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Alternative Strategies Fund. All performance discussions in this report refer to the performance of the Institutional share class.

The fund’s return since inception is above the upper end of our long-term absolute return objective of 3-Month LIBOR plus 400 to 800 basis points. The performance has been driven by strong absolute returns from three of the four sub-advisor strategies. The fund has also benefited from our tactical overweight to the Opportunistic Income strategy, which has been the strongest-performing strategy since inception.

As important as the fund’s absolute performance is its adherence to its risk management objectives. The “Risk/Return Statistics” table below presents a number of risk metrics that indicate that so far in the fund’s short life it has exceeded our expectations in terms of risk as well.

Highlighting some of the key risk measures in the table:

-	Volatility: The fund’s annualized standard deviation is 3.1%. This is lower than our longer-term expectation for the fund of volatility in the 4% to 8% range. It is also lower than the Barclays Aggregate Bond Index’s volatility of 3.4% and is one-sixth the volatility of the S&P 500 (19.8%) over the same period.

-	Shape Ratio: The fund’s Sharpe ratio is 4.5, versus 1.6 for the S&P 500 and 1.8 for the Barclays Aggregate Bond Index. (The Sharpe ratio is a measure of risk-adjusted return. Higher numbers equate to higher return relative to risk.)

-	Beta: The fund’s beta relative to the S&P 500 is 0.12. Our longer-term expectation is for a beta of around 0.2 on average.

-	Upside/Downside: The fund captured 41% of the S&P 500’s upside return (during positive months for the market) while generating only 22% of the market’s downside in negative return months. As a comparison, the Morningstar Multialternatives fund category had both a smaller upside capture of 23% and a bigger downside capture of 38%.

Litman Gregory Masters Alternative Strategies Fund Risk/Return Statistics
12/31/2012

				M* Multi-
		Barclays	S&P	alternatives
	MASFX	Agg Bond	500	Category
Annualized Return
Since Inception	10.4%	4.3%	23.1%	3.9%
Total Cumulative Return
Since Inception	13.1%	5.4%	29.7%	4.9%
Annualized Std. Deviation	3.1%	3.4%	19.8%	4.1%
Sharp Ratio (Annualized)	4.54	1.78	1.61	1.08
Beta (to S&P 500)	0.12	-0.10	1.00	0.24
Correlation of MASFX to…	1.00	-0.43	0.75	0.94
Worst Drawdown	-1.8%	-1.0%	-9.6%	-2.8%
Worst 12-Month Return	7.6%	4.2%	15.2%	1.9%
% Positive 12-Month Periods	100.0%	100.0%	100.0%	100.0%
Upside Capture (vs. S&P 500)	40.6%	8.8%	100.0%	23.1%
Downside Capture
(vs. S&P 500)	22.4%	-24.0%	100.0%	38.1%

Notes:
Since inception (9/30/11)
Worst Drawdown based on weekly returns since fund inception

Taking a more granular look at the fund’s downside performance, although the period since inception has been very strong for risk assets in general, there were two notable market sell-offs in 2012 when the S&P 500 dropped 10% and 7.4% respectively. During these two periods, the fund declined only 1.6% and 1.1%, respectively. As another example: in the fourth quarter, the S&P 500 lost 0.4%, while the fund gained 1.7%. (Barclays Aggregate Bond Index was up 0.2%.)

Fund Summary 55

Portfolio Commentary

The Alternative Strategies Fund differs from the Litman Gregory Masters concentrated equity funds in that the sub-advisors on this fund are running more-diversified portfolios and very different investment strategies from each other. (For example, the average of the correlations of each managers’ performance with each of the other managers on the fund – known as the average “pair-wise” correlation — is very low, at 0.11.) As such, the types of securities each manager owns may differ widely across their portfolio sleeves. Consequently, in this report, unlike for our other Litman Gregory Masters funds, we provide more information on each individual sub-advisor strategy.

Performance of managers: For the year 2012, the four sub-advisor strategies generated the following returns (net of the management fee each sub-advisor charges to the fund):

-	the Arbitrage strategy gained 1.0%,

-	the Contrarian Opportunity strategy gained 8.4%,

-	the Absolute-Return Fixed-Income strategy gained 10.0%

-	the Opportunistic Income strategy gained 20.2%.

The since-inception annualized returns for the four strategies range from 1.9% to 19.5%.

Key performance drivers by strategy:

•	The DoubleLine Opportunistic Income strategy benefited from strong performance (price appreciation and cash flows) from both its Agency mortgage-backed securities and non-Agency MBS exposure. For the year, the strategy outperformed the Barclays Aggregate Bond Index by roughly 1600 basis points. Reflecting manager Jeffrey Gundlach’s cautious near-term outlook, the strategy held 18% in cash at year-end (funded mostly from a reduction in the Agency MBS exposure). The majority (63%) of the strategy’s assets remain invested in non-Agency MBS, almost all of which are below investment-grade securities selling at significant discounts to par. This discounted pricing should result in higher cash flow yields and the potential for some appreciation in the securities’ prices. The portfolio’s duration stood at 0.5 years. For additional details, please read the DoubleLine portfolio commentary on page 61.

•	The FPA Contrarian Opportunity strategy continued to hold a large cash position (41% of assets as of year-end), which was an obvious drag on performance in a strong year for stocks, costing roughly 900 basis points of relative performance versus the Russell 3000 index. (As a reminder, the FPA strategy’s goal is to generate long-term returns comparable to or better than the stock market, but with lower risk. Cash is a residual of their bottom-up, absolute value investment process and an important element of their risk management.) Strong stock selection by the FPA team contributed to returns; excluding the cash drag the portfolio outperformed the Russell 3000 Index for the year. Two health care names (Covidien and Thermo Fisher Scientific), Aon (insurance broker), Lowe’s (home improvement retail), and AIG (insurance) were the top five contributors, gaining between 20% (Aon) and 52% (AIG). The two biggest detractors were energy names: Canadian Natural Resources (down 22%) and ATP Oil & Gas bonds (down 60%). All of these names remained in the portfolio at year-end. The FPA portfolio managers discuss their current positioning and outlook in their commentary on page 61.

•	The Loomis Sayles Absolute-Return Fixed-Income strategy outperformed its 3-Month LIBOR benchmark by roughly 950 basis points. The managers’ investment-grade and high-yield corporate bond holdings had the greatest contribution to performance during the year accounting for roughly three quarters of the total return. Positions in asset-backed securities (e.g., residential and commercial mortgage-backed securities), emerging markets, bank loans, and foreign sovereign debt were also important positive contributors to return. Please read Loomis’ portfolio commentary on page 62 for more details.

•	The Water Island arbitrage strategy trailed most of the merger arbitrage benchmarks that we follow, such as the HFRI Merger Arbitrage index, by a couple of percentage points for the year. This lagging relative performance was largely due to a high number of regulatory delays that impacted some of the larger merger arbitrage deals in their portfolio and one-off deal-specific issues that restrained returns. For more details, please read Water Island’s commentary on page 64.

Tactical strategy allocations at the fund level: As a reminder, our starting point or “neutral” allocation is to equally weight each of the four strategies in the fund. Based on our qualitative work as well as our analysis of each manager’s historical track record, we believe that an equal weighting will accomplish our risk, return and diversification goals for the fund. Therefore, it is likely that much of the time the managers will be equally weighted.

However, Litman Gregory retains the flexibility to tactically overweight or underweight a manager/strategy by as much as 10 percentage points – meaning the allocations to a manager can range from 15% to 35% of the fund’s assets. We will only overweight a manager if we have a strong conviction that their investment universe is significantly more attractive than the others, taking into account potential risks and returns. Litman Gregory has a long history of investing in this manner in our private client accounts where our core competency is valuation-based tactical asset allocation. It is a value-driven, long-term (multi-year time horizon) approach.

When we launched the Alternative Strategies Fund we overweighted the DoubleLine Opportunistic Income strategy by five percentage points (to 30% of the fund) because we believed their risk-integrated mortgage -focused portfolio was compelling relative to other investment opportunities. The other three strategies were equal weighed at 23.3%. As of December 31, 2012, we maintained these tactical target allocations.

56 Litman Gregory Funds Trust

Since inception, this five percentage point tactical overweight to the Opportunistic Income strategy has been beneficial, as it has gained a cumulative 24.9% since inception compared to a weighted average return of 10.3% for the other three strategies, or roughly 73 basis points of added return for the fund overall.

Current Target Allocations to Each Strategy

Individual strategy portfolio allocations: Following are summary portfolio statistics as of year-end for each individual strategy.

DoubleLine Opportunistic Income Strategy

12/31/12

Sector Breakdown
Cash	17.7%
Agency Inverse Floaters	1.4%
Agency IO/Inverse IO	7.8%
Agency CMO	9.2%
Agency PO	0.9%
Non-Agency Residential MBS	63.1%
Total	100.0%

Non-Agency Residential MBS Breakdown
(% of Non-Agency RMBS)
Prime	29.8%
Alt-A	61.8%
Subprime	8.3%
Total	100.0%

Credit Quality Breakdown
Cash	17.7%
Agency	19.1%
Investment-Grade	1.5%
Below Investment-Grade	61.6%
Total	100.0%

FPA Opportunistic Value Strategy
12/31/12
U.S. Stocks	37.4%
Foreign Stocks	14.4%
Fixed Income	4.5%
Options	-0.1%
Other Asset Backed	1.9%
Limited Partnerships	0.9%
Short Sales	-1.6%
Cash	42.6%
Total	100.0%

Loomis Sayles Absolute-Return Fixed-Income Strategy

12/31/12

	Net	Long	Short
Strategy Exposures	Exposure	Total	Total
High Yield Corporate	20.6%	25.7%	-5.1%
Inv-Grade Corporate	11.1	20.4	-9.3
Bank Loans	9.1	9.1	0.0
Securitized	8.1	8.1	0.0
Emerging Market	7.6	8.8	-1.2
Currency	5.9	13.8	-7.9
Sovereign	3.9	3.9	0.0
Convertibles	3.6	3.8	-0.2
Dividend	3.3	3.7	-0.4
Risk Management	-1.1	0.0	-1.1
Pair Trade	-0.1	5.5	-5.6
Subtotal	72.0	102.8	-30.9

Base Currency Obligation	7.4	7.4	0.0
Cash & Equivalents	5.8	5.8	0.0
Collateral	0.4	0.4	0.0
Duration Management	-12.4	0.0	-12.4
Overall Net	73.2	116.5	-43.3

	Net	Long	Short
Top 10 Country Exposure	Exposure	Total	Total
United States	35.2	60.6	-25.4
Brazil	8.4	8.4	0.0
Germany	-6.2	0.3	-6.4
Mexico	5.7	5.7	0.0
Canada	4.6	4.6	0.0
United Kingdom	4.3	5.2	-0.9
Italy	2.7	2.7	0.0
Portugal	2.6	2.6	0.0
Spain	2.4	2.4	0.0
South Africa	1.7	2.2	-0.6
Top 10 Subtotal	61.4	94.7	-33.3

Fund Summary 57

Loomis Sayles Absolute-Return Fixed-Income Strategy

12/31/12

	Net	Long	Currency
Top 10 Currency Exposure	Exposure	Total	Derivatives
US Dollar	85.0	85.0	0.0
Mexican Peso	5.0	5.0	0.0
Canadian Dollar	2.0	2.0	0.0
Brazilian Real	1.8	1.3	0.4
Chilean Peso	1.5	1.5	-7.5
Euro	1.1	8.6	0.0
South African Rand	1.0	1.0	0.0
South Korean Won	1.0	1.0	0.0
Malaysian Ringgit	0.9	0.9	0.0
Uruguay Peso	0.5	0.5	0.0
Total	99.8	106.8	-7.1

Water Island Arbitrage Strategy

12/31/12

Sub-strategy Exposure
Merger Arb – Equity	59.9%
Merger Arb – Debt	8.3%
Special Situations - Equity	6.0%
Special Situations - Debt	18.9%
Cash	6.9%
Total	100.0%

Geographic Exposure
U.S.	80.1%
Non-U.S.	19.9%
Total	100.0%

Equity Market Capitalization
Market Cap < $2 billion	24.2%
Market Cap $2 billion to $5 billion	49.5%
Market Cap > $5 billion	26.3%
Total	100.0%

In Closing

As the fund is still relatively new, we’d like to briefly recap its goals and objectives. As with all of the Litman Gregory Masters Funds, it is important that investors in the Alternative Strategies Fund have a clear understanding of the objectives and realistic expectations about the fund’s potential performance, both shorter-term and long-term, and on the downside as well as the upside. Over time, we hope these reports and our other shareholder communications will provide you with the information you need to be a well-informed long-term shareholder. We expect the portfolio information we provide in these reports to evolve over time and as the fund builds a longer track record to analyze. As always please let us know if there is additional information you would find useful (you can email us at lg-fa@lgam.com).

The fund’s broad goal is to generate competitive long-term returns versus relevant benchmarks with lower risk and lower volatility than the stock market and with relatively low correlation to stock and bond market indexes. More specifically, over full market cycles the fund seeks to generate a meaningfully higher return than 3-month LIBOR and a higher return than a 40/60 stock/bond blended benchmark, with lower risk than the blended benchmark (e.g., lower volatility, better down-market performance, fewer negative 12-month loss periods). In absolute terms, we expect the fund’s annualized volatility to be in the 4% to 8% range. Of course, there are no guarantees the fund will meet these risk and return goals.

While we believe there is a relatively low risk of loss over holding periods of at least one year, our sub-advisors do take risk (to varying degrees) in order to try to generate returns, so losses are certainly possible, particularly over shorter-term periods. You should not invest in this fund if you can’t tolerate a negative return over a 12-month or longer period. That said, in a bear market for stocks we believe that the fund’s losses would be materially lower than the stock market’s losses.

As we look forward, the macro environment remains challenging although the most severe “tail risks” (such as a disorderly eurozone breakup) appear off the table for the time being. Based on our analysis of fundamentals and valuations, our expectation is that returns to traditional stock and bond market indexes over the next five years are likely to be sub-par compared to their long-term historical averages. We would also not be surprised to see elevated volatility return to financial markets in 2013 (and beyond) after a relatively calm 2012. In such an environment, we believe that alternative strategies managed by skilled and experienced investors that offer relatively low risk, relatively low correlation to stock and bond indexes, and the potential for alpha generation that can lead to above average risk-adjusted returns are appealing as part of a traditionally diversified portfolio.

As highlighted in their individual commentaries (beginning on page 61), each of the fund’s sub-advisors remain very focused on managing risk in absolute terms (i.e., not relative to a benchmark index) and the importance of bottom-up research and specific security selection in constructing their portfolios given an environment where, broadly speaking, asset class valuations are not compelling and macro risks abound.

For example, we recently spoke with DoubleLine portfolio manager Jeffrey Gundlach, who described 2012 as a year for financial markets when “just about everything did better than it deserved to.” He has been surprised by investors’ calm response to the U.S. fiscal crisis, and with major debt/deficit questions still to be addressed amidst a contentious, if not dysfunctional political atmosphere, he sees ample opportunity for a resurgence in investor risk aversion. “As interesting as the complacency is regarding the United States, it’s like another order of magnitude how amazing the complacency is around Europe,” he says. While there are signs of short-term stabilization, in his view these pale in comparison to the serious structural economic problems (e.g., persistently high unemployment in the periphery), and he does not think European bond yields offer an attractive risk/reward profile. (The Loomis Sayles team has a more positive view.)

58 Litman Gregory Funds Trust

Gundlach has been surprised by how dramatic the change in sentiment has been. “It really doesn’t feel like risk assets can ever fall,” he jokes, “like they’ve been so incredibly stable and profitable that it’s hopeless to think that they’re going to sell off.” That’s almost always a sign a sell-off is coming, he adds. Hence, his double-digit cash position in the DoubleLine Opportunistic Income strategy, which he intends to put to work after a market shake-up. In the meantime, should markets remain calm, Gundlach believes his Opportunistic Income portfolio as currently positioned can generate a low-double-digit return in 2013 (as is always the case, there is no guarantee that this can be achieved).

We believe our four sub-advisors – DoubleLine, FPA, Loomis Sayles, and Water Island Capital — have the skill, experience, investment discipline, opportunistic orientation, and risk management mindset to successfully execute their strategies and achieve their respective risk and return objectives. Given the quality of our sub-advisors and the flexibility they are afforded by the fund’s structure and their individual investment mandates, we believe the Litman Gregory Masters Alternative Strategies Fund offers the potential to add value over the long-term and we are excited to be investors alongside you.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund Summary 59

Litman Gregory Masters Alternative Strategies Fund Managers

TARGET
INVESTMENT		MANAGER
MANAGER	FIRM	ALLOCATION	STRATEGY
Jeffrey Gundlach	DoubleLine Capital LP	15%-35%	Opportunistic Income
Steven Romick	First Pacific Advisors, LLC	15%-35%	Contrarian Opportunity
Brian Selmo
Mark Landecker
Matt Eagan	Loomis Sayles & Company, LP	15%-35%	Absolute Return Fixed Income
Kevin Kearns
Todd Vandam
John Orrico	Water Island Capital, LLP	15%-35%	Arbitrage
Todd Munn
Roger Foltynowicz
Gregg Loprete

Alternative Strategies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to December 31, 2012 compared with the Barclays Aggregate Bond Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

60 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Highlights

DoubleLine Capital, LP
Prepared exclusively for Litman Gregory as of December 31, 2012

Agency Mortgage-Backed Securities

Over the twelve month period, Agency CMO’s performed well on a price and total return basis. U.S. Treasury rates over the middle of the curve fell over the time period helping boost prices on the longer duration securities. Agency inverse floating rate securities were the best performer as they tend to have longer durations, which caused their prices to rise more, as well as benefitting from the current low LIBOR environment increasing the income these securities receive. This environment was also beneficial to the Agency inverse interest only securities as they added incremental return to the portfolio. The fixed-rate CMOs rose in price as well and also continue to generate positive income for the portfolio.

Non-Agency Mortgage-Backed Securities

The entire non-Agency market rallied for the twelve months ending December 31, 2012 (as represented, for example, by the ABX (subprime MBS) and PrimeX (prime MBS) Indexes in the table below). Lower credit quality securities rallied the most as investors stretched for yield. While the subprime market rallied the most in price over the period, the prime and Alt-A sectors of the portfolio continued to generate more income as these sectors contain mostly fixed rate securities versus the floating rate securities primarily found in the subprime sector. Overall, the Alt-A sector was the highest performer on a total return basis and continues to contribute the most to the total return of the portfolio.

ABX Index Closing Prices
	6/29/2012	9/30/2012	12/31/2012
ABX 06-2 AAA	50.80	58.45	66.50
ABX 07-1 AAA	40.04	47.02	50.38

PrimeX Index Closing Prices
	6/29/2012	9/30/2012	12/31/2012
PrimeX FRM1	106.45	109.46	110.10
PrimeX FRM2	97.84	102.24	103.19

Current Portfolio Outlook

The strategy of the portfolio, and thus its construct, has not materially changed. The portfolio continues to be invested generally in two main sectors, Government/Agency mortgages and the non-Agency mortgage securities. Through the use of this approach, a portfolio is formed that has a short expected duration with an attractive yield-to-maturity. Within the non-Agency portion of the portfolio, our preferred credit remains the Alt-A sector. The Alt-A sector consists of loans with original FICO scores of 675-725. Over 60% of our non-Agency investments are backed by Alt-A collateral. The two sectors continue to have some offsetting risk factors. The non-Agency mortgages have experienced some price increases due to improving fundamentals in the housing market. This should increase if the perceived recovery in the housing market continues. We continue to believe that if the housing market and the economy turn around, this will lead to higher interest rates which should cause Agency mortgage prices to fall, but some of this price decline could be offset by the improving fundamentals on the non-Agency mortgages. We expect prepayments to remain at relatively low levels given where primary mortgage rates are. Unless the mortgage lenders increase their capacity, the spread between the primary and secondary rates should remain wide keeping prepayments at lower levels.

First Pacific Advisors, LLC

Overview

The FPA Contrarian Opportunity sleeve returned 9.3% in 2012 (gross of fees), compared to the S&P 500’s 16.0%. Our concerns – telegraphed last year in similar letters – largely materialized, so we maintained our conservative investment posture in 2012. The U.S. economy grew anemically and our national debt hit highs. On average, consensus estimates for U.S. corporate earnings disappointed. In fact, 2012’s Q3 earnings were lower than those in Q3 2011. Worrywarts by nature, we continue to seek to deliver equity returns while trying to avoid permanent losses of capital – just as we’ve done for the past two decades. Our invested exposure marginally outperformed the broad indices, but not to the extent that we would prefer. We invest more aggressively when industry groups and asset classes are falling from favor, as well as in periods of general market volatility (downside). Historically, our strongest absolute and risk-adjusted returns stem from those periods.

We also have no idea how the securities markets and economy will perform, particularly over the short-term. We are in the business of investing when there’s opportunity – our definition, not someone else’s. Should stocks continue to grind upward over the next few years, we expect that you’ll be better off having more exposure to other, less conservatively postured portfolios. Are we wrong? Time will tell. Our definition of right and wrong may be skewed because we never worry about our performance lagging over the short-term, and we don’t always consider losing money a mistake. The question that guides us, is, ‘what kind of risk should we assume for the potential of an always uncertain reward?’

Investments

High Yield / Distressed

The quest for income in a low yield environment drove high yield up 15.6% in 2012.1 If we could repeat the year, we would make the same decision to maintain little exposure to the asset class. Available yields in 2011 were too low to justify the risk inherent in owning high yield bonds, but it’s worse now. The chart below makes high yield bonds look reasonable relative to U.S. Treasury yields, with spreads about their historic average.2

Fund Summary 61

Bank of America Merrill Lynch High Yield Index (YTM) vs. Average of 5 & 10 Year U.S. Treasury Yields

But a reasonable spread is only good enough if you have an acceptable starting yield, and therein lies one of our issues with the high yield market. With 10-year treasuries yielding an artificially and unsustainably low 1.9%, the high yield bondholder, on average, has been receiving just a 6.7% yield-to-maturity as of December 31, 2012.3 In our opinion, this fails to justify the interest rate and credit risk assumed, particularly in light of the weak covenants embedded in many of these issues.

In terms of our equity exposure, lower growth rates in the U.S. continue to drive us overseas and into investments that have some combination of better growth rates and cheaper valuations. Groupe Bruxelles Lambert is an example.

Groupe Bruxelles Lambert

Groupe Bruxelles Lambert (GBL) is a Belgian holding company run by Albert Frere, a man widely referred to as the ‘Warren Buffett of Europe.’ The company owns significant stakes in a variety of established companies including Total (energy), Lafarge (cement), Pernod (alcoholic spirits), and GDF Suez (utility). Though the various underlying companies all have leverage of varying degrees, the holding company is essentially debt free, allowing for a simple sum of the parts evaluation.

Our attraction to GBL was not just the 25-30% discount to NAV at which the shares have traded, but also that the various parts of the company were generally out of favor and relatively inexpensive at low double digit earnings multiples. By purchasing a collection of inexpensive companies via a holding company trading at less than NAV, we viewed ourselves as effectively taking advantage of a double discount.

We put GBL in the category we term ‘infinite duration bonds.” We naturally recognize that this is an equity, but unlike a bond it should have a rising coupon. Moreover, given that Belgium-based holding companies are not subject to capital gains taxes on the sale of assets, we would argue that the GBL discount is perhaps less justified than that applied to holding companies domiciled in jurisdictions with less favorable tax policies. While we see no catalyst for narrowing the gap between GBL’s market valuation and NAV, our purchase price was accompanied by a dividend yield of roughly 4.5%.

Conclusion

Our edge, such as it may be, is dictated primarily by two factors: 1) A rigorous and replicable process by which we analyze businesses and assets that offer what we believe are superior prospective returns as well as the potential safety cushion of a discounted price; and 2) Patience. Our willingness to wait for opportunity — and when found, to wait for that investment to succeed — means that our trading department sometimes gets a tad bored, and some clients get anxious. We are neither. We occupy ourselves by continuing to learn new businesses that may or may not end up in the portfolio. We know there will be more bad news, and with it more volatility and investment opportunity, but we never know when. That means our results will lag at times, as they have in the past and will in the future. But it also means we will lead at other times, and we’ve done that in the past and hope to do so in the future. We are in the arbitrage business, but not in the traditional merger-arbitrage sense of the term. We engage in time arbitrage. We tend to buy early, average down, and then wait until our thesis is hopefully proven correct, and then we exit. This can happen quickly, or it may take years. While a quick success is easy for investors to digest, one that takes longer can be tough for clients to stomach.

We recently visited the Los Angeles County Museum of Art (LACMA) and were struck by an exhibit that reminded us that support for the stock and corporate bond market can change in an instant. Levitated Mass by artist Michael Heizer is composed of a 456-foot-long slot constructed on LACMA’s campus, over which is placed a 340-ton granite megalith. At $10 million, it’s pricey (says the Philistine) and not without risk, though the people walking under it may have forgotten – or decided to ignore – the fact that they are doing so in earthquake prone L.A. We’ll take the long way around.

62 Litman Gregory Funds Trust

Loomis Sayles & Company, LP

Market Conditions

Risk assets performed well in the first quarter of 2012, buoyed by the ECB’s Long Term Refinancing Operation (LTRO) program and improving economic and employment data out of the US. During the second quarter, the luster of the LTRO faded as political leaders did not make much headway and investors focused on negative news out of Europe, including Greece’s bailout issues and the need to support Spain’s banking sector.

Markets rebounded in the second half of the year after the Federal Reserve extended Operation Twist through the remainder of the year and also announced a new quantitative easing program (QE3), an open ended commitment to purchase $40 billion of mortgage-backed securities per month. The European Central Bank also boosted the market after they announced Outright Monetary Transactions (OMT), a new bond buying program to support the Euro.

Overall, the global bond markets delivered healthy returns in 2012, driven primarily by the Federal Reserve and the European Central Bank working to alleviate weak economic conditions by announcing large-scale bond buying programs to reduce rates and attempt to spark growth. Riskier assets performed quite well on the back of continued monetary easing as investors searched for alternatives in the high yielding segments of the market.

Portfolio Review

With an annual return of 10.0%, the Loomis Sayles Absolute-Return Fixed-Income sleeve of the Litman Gregory Masters Alternative Strategies Fund outperformed its benchmark, the three-month Libor Index, which returned 0.5%. The bulk of our portfolio’s absolute return was driven primarily by long positions in investment grade, high yield and securitized credits. The American-centric currency positions and convertible holdings also boosted absolute return.

Investment grade corporate credits contributed most favorably to portfolio performance, driven primarily by select names in the banking and capital goods industries. On a quality basis, securities with BBB quality ratings performed the best. We have seen continued improvement in the health of U.S. corporations with record levels of cash on their balance sheets. This, combined with the continuation of the Fed maintaining ultra-low interest rates for the foreseeable future, has caused new cash to flow into this asset class which helped drive prices on a steady, upward trajectory throughout the year.

Our high yield corporate credit holdings also boosted performance, particularly from select holdings in the consumer cyclical industry. We focused on crossover credits (bonds that may have split ratings putting them on the border of high yield and investment grade) with BB/B quality ratings and our credit valuations compensated for expected default losses. We saw a continuation in the decline in the default rate due to high yield issuers’ rising cash flows, lower debt, reduced interest costs and the ability to refinance at ultra-low interest rates. We will continue to focus on idiosyncratic risk as opposed to beta risk.

Securitized assets, particularly commercial mortgage-backed securities (CMBS) and non-agency residential mortgage-backed securities (RMBS), were also strong contributors to absolute return. With the U.S. housing market continuing to show signs of recovery, our non-agency RMBS positions greatly contributed to absolute return. CMBS spreads, tightened sharply in 2012. The outperformance was driven by the central bank policy and thus a quest for incremental yield.

Our non-US dollar investments were also contributors to performance during the year. Our exposure to American-centric currencies, namely long positions in Mexico, Canada and Columbia were the best contributors.

The portfolio’s convertibles and US equities were contributors to the return throughout the year, in step with the rest of the equity markets. We used S&P 500 e-mini futures (futures that track the S&P 500 index) to dampen volatility and to tactically hedge equity risk. Security selection proved critical in this space, and select names in the consumer cyclical and technology industries were the strongest contributors of alpha. The portfolio had an 8.3% net position in convertibles and equities at year-end.

The portfolio applies shorts to manage risk and specific sector beta. In a strong year for credit, positions in investment grade and high yield credit default swaps (CDS) and indexes (CDX) weighed on performance as we sought to protect capital and mitigate risk. The portfolio also held equity futures to hedge positions in convertible bonds and dividend-paying equities. Our short positions in S&P 500 emini futures, a hedge for our convertible bond positions, and in Eurostoxx 50 futures, a hedge for our euro-dividend paying stocks, dragged on performance. Our return in Europe-related equities detracted as our security selection did not outperform our hedges.

Derivatives

We used US Treasury futures to bring the portfolio’s duration down. These positions modestly contributed to performance for the year. As noted above, we also used CDS and CDX to manage credit risk, equity futures to insulate convertible and dividend paying equity exposure, and forward foreign currency positions to gain exposure to foreign currencies. We have also initiated a view on the US interest rate curve with swaptions (an option to enter into an interest rate swap). This was done late in the 4th quarter and has not created a material impact to performance as of yet. Swaptions allow us to express an interest rate view and we understand our downside as all of our positions are net long and the loss is the cost of the options.

Overall, all of our derivatives positions performed as expected. In the event these derivatives detracted from performance in a strong market environment, we accepted losses in risk management in the name of capital protection, consistent with our goals in running this portfolio for Masters.

Fund Summary 63

Outlook

While we always remain focused on our best bottom up ideas, we will actively manage market exposure in the investment grade and high yield sectors. We expect the global economy to gradually improve, aided by further Fed and ECB easing if necessary, the solid condition of corporate balance sheets, and favorable technicals. However, spreads have rallied materially and ‘risk-off’ periods are likely as we navigate through considerable headwinds.

We continue to closely monitor the delicate sovereign situations across the euro-zone and the potential negative effect that newly implemented austerity measures have on growth and corporate earnings. Further fiscal integration among Eurozone countries, bank recapitalizations, and continued expansion of the ECB’s balance sheet would have positive implications for credit and we will look to selectively add exposure.

We believe that China’s economy is stabilizing. Manufacturing PMI is back in expansionary territory, the housing market is holding steady and there has been stealth monetary easing with the government’s approval of infrastructure projects and lowering of reserve requirements. Since exiting out of Asia-centric currencies earlier in the year, we have been incrementally adding exposure to the Korean Won which we believe has good fundamentals and should benefit from further stabilization and growth in China. However, we still remain long North American-centric currencies, as this market is showing the greatest signs of growth and stability. We have recently increased our foreign exchange positions as we feel this will be an important source of alpha for us in 2013. We are biased against reserve currencies and are long currencies with good economic growth prospects.

We believe that US rates will continue to stay mostly range-bound, at or near historic lows. We seek to maintain our significant yield advantage to the market through credit and structured spread products. Issue selection is of the utmost importance and we will continue to aim to insulate and hedge the portfolio through a broad range of derivatives. We will accept losses in our hedges in an attempt to protect capital.

Water Island Capital, LLP

For the prior twelve months, investors have faced bullish and bearish sentiments while seeking clarity on unresolved issues – political and economic problems in Europe, U.S. economic growth, looming fiscal and spending concerns, and regime changes and a slowing economy in China. Meanwhile, central banks across the globe have unanimously stepped into the political leadership voids with their supportive monetary strategies: money-printing, pro-inflationary backstops designed to prop up insolvent or weak economic institutions. While we cannot predict the outcome of this dynamic, we do suspect these easy money policies are as likely to create unintended long-term problems, as they are to create short-term solutions.

In contrast to the uncertain macroeconomic picture, corporate fundamentals appeared quite strong during the year. Cash flow remained high with margins at pre-crisis levels. Many industries materially reduced capacity and have stable, profitable business at current levels of activity. Balance sheets are stronger than in recent years, often significantly so, and supply chains are much leaner.

From January 1, 2012 through December 31, 2012, the total dollar value of global mergers and acquisitions (M&A) volume was $905.2 billion for 1,451 deals, a decrease from $1,058.1 billion and 1,456 deals for the prior 12-month period, according to Dealogic. The finance industry accounted for the largest share of transactions, followed by computers & electronics, oil & gas, and food & beverage. Deals in the Americas accounted for 44.7% of the volume followed by Europe, Middle East, and Africa (EMEA) at 32.6% and Asia Pacific (APAC) at 22.7%. As a reflection of the large amount of cash on corporate balance sheets, 87.3% of M&A transactions in 2012 involved cash in some form (73.7% cash only, with 13.6% using cash and stock or cash and some other form of consideration). Of the remaining 12.7% of deals, 10.8% used stock and 1.9% used other forms of payment.

Within this context, Water Island Capital has continued to bolster its investment team and upgrade its infrastructure in order to seek to take advantage of global consolidation opportunities and other corporate events. Elevated deal flow in the APAC region has led to the addition of investment professionals who are dedicated to the area. We’ve also added professionals to our London-based team focused on investments in the EMEA region. Our discipline continues to focus on investing in the best global risk/reward opportunities across all sectors, market capitalizations, and jurisdictions.

Merger arbitrage remains a core strategy of our Litman Gregory Masters portfolio at 64.0% of assets as of year-end. Over the course of the year, however, we began to increase our allocation to other sleeves, with our credit strategies (credit special situations and merger-related credit) growing from 12.8% of the portfolio in Q1 to 27.1% at year-end. Equity special situations filled in the remainder at 6.6%. As of year-end we held positions in 84 separate deals or events, with our largest positions including Nexen Inc in the U.S. (being acquired by CNOOC Ltd of Hong Kong), Celtic Exploration Ltd of Canada (being acquired by Exxon Mobil), and Merge Healthcare 11.75% bonds due 2015.

Our Litman Gregory Masters sleeve turned in a positive performance for the year of 1.0% (net of sub-advisory fees). Results were muted due to a high number of regulatory delays involving merger arbitrage deals including: Google Inc.’s tie-up with Motorola Mobility Holdings Inc., CNOOC Ltd.’s purchase of Nexen, Inc., Petroliam Nasional Bhd’s acquisition of Progress Energy Resources, Inc., and the buyout of Astral Media by BCE Inc. A May deal termination of the Gores Group’s planned acquisition of auto parts retailer The Pep Boys also weighed on returns. Meanwhile, our allocation to credit situations served as a positive driver for returns as corporations seized refinancing and other debt restructuring opportunities throughout the year.

64 Litman Gregory Funds Trust

Equity Situations

While merger arbitrage is normally one of the most stable strategies in our portfolio, this sleeve turned out to be the primary source of volatility experienced in the final quarter of the year. Regulatory delays across the globe unnerved many arbitrage and event-driven investors early in the quarter, causing significant near-term selling around a number of transactions in our portfolio. In many cases, as other investors were capitulating, we took advantage of such opportunities to increase positions at favorable entry points or to adjust our hedges.

Hertz Global Holdings’ (HTZ) purchase of Dollar Thrifty Automotive Group (DTG) exemplifies the extreme selling and volatility we witnessed. This $2.5 billion combination of auto rental companies, formally inked in August 2012, followed an almost two-year courtship period. The deal finally came together once Hertz was able to clear anti-trust hurdles after rigorous dialog with the Federal Trade Commission (FTC).

In mid-October, with the price of Dollar Thrifty shares hovering near $87 – just shy of the $87.50 all-cash deal price – the companies announced a two-week extension to the estimated mid-November closing date. The intention of the delay was to give the new Chief of the Economic Bureau Division of the FTC added time to review the divestiture package that had been agreed upon by both Hertz and FTC staff. Over the following ten days, shares of Dollar Thrifty traded down to an intraday low of $73, with the total volume of shares traded over that two-week period exceeding the total number of shares outstanding. Without any real news to justify the share price drop, our own internal analysis of the transaction – bolstered by a number of external anti-trust legal teams that we retain – supported the view that this transaction would close; therefore, our team took advantage of the weakness in Dollar Thrifty shares to add to the Fund’s position. By mid-November, the shares again traded north of $87 and the transaction closed later in the month.

Credit Situations

The past twelve months marked a record-setting year in corporate credit. According to JP Morgan, $859 billion of investment grade bonds (IG), $368 billion of high yield bonds (HY), and $300 billion of leveraged loans were issued in the U.S. The Federal Reserve’s continued support of Treasuries and MBS paper pushed yield-seeking investors into riskier assets, leading to annual returns of 10.4% in IG (Bank of America Merrill Lynch U.S. Corporate Master Index), 15.6% in HY (Bank of America Merrill Lynch U.S. High Yield Master II Index), and 9.7% in Leveraged Loans (S&P/LSTA Leveraged Loan 100 Total Return Index). Strong demand for credit products helped to support corporate refinancing activity as companies extended their maturity profiles and reduced interest expense throughout the year.

As we increased our exposure to credit situations in the portfolio, our credit team focused on M&A-related debt, short-dated refinancing candidates, yield-to-call paper, and select corporate reorganizations. Similar to our equity special situations and merger arbitrage investments, our goal is to find situations that are idiosyncratic in nature, can be supported by our rigorous fundamental and scenario analysis, and allow us to take an opportunistic approach. Ultimately, we are looking for the positions with the most attractive risk/reward characteristics. One particular credit special situation that met our criteria was Yellow Media Corp. of Canada.

Yellow Media, a holding corporation of companies specializing in digital advertising and marketing solutions, undertook a voluntary balance sheet restructuring under the Canada Business Corporations Act (CBCA), which provides a procedure allowing for corporations to rearrange their debt obligations. The plan, filed in July 2012 with support from 24% of the existing noteholders at the time of the announcement, would reduce Yellow’s debt by approximately 50% and give substantial control to the noteholders. After analyzing the recapitalization plan and the then-current capital structure, we concluded that existing unsecured notes would be attractive at prices in the mid-50s. The unsecured notes were to be exchanged for a combination of C$225MM in cash, C$775MM in senior secured notes, C$100MM in convertible senior subordinated notes, and the substantial majority – 23 million shares, or 82.5% – of the new common equity.

Our team modeled our potential return opportunity based on three different scenarios: first, a consensus case, making operating assumptions based on street estimates that reflected high single-digit revenue declines; second, a base case assuming significant revenue declines greater than 20% per year (more than comparable companies had experienced historically); and third, a bear case assuming margin declines in addition to revenue declines greater than 20% per year. The team concluded that, even in the bear case, internal rates of return could be in the mid-teens. We also estimated the downside on the bonds to be a price of 50% of par value, in the event the plan fell apart. After our analysis we purchased Yellow’s 7.3% unsecured notes due 2015 at 55.75%. The year-end sum-of-the-parts value of the trade was 73.9% of par based on the prices for the exchanged securities: 99.5% on the senior secured notes, 79% on the convertible senior subordinated debentures, and C$7.25/share on the new common equity (Y CN) – the price at which we sold our equity shortly after receiving shares. This represented a nearly 33% gross return. We are continuing to evaluate opportunities in the new capital structure, which may include increasing our position in the 9.25% Senior Secured Notes or a convertible arbitrage trade with the new convertible senior subordinated debentures.

Fund Summary 65

Water Island Capital, LLP, continued

Outlook

Over the past year, our credit team identified a number of investment opportunities with reasonable return characteristics. With macro risk high, however, we employed a more risk-averse approach. Now, despite diminished tail risk due primarily to actions taken by the European Central Bank (ECB) in 2012, we maintain caution given substantial gains in bond prices through 2012. We believe that investment grade credit has primarily run its course and that there is little room for error with corporate bond yields at historic lows. The prospect of IG issuers using cheap borrowings to finance special dividends, stock buybacks and mergers and acquisitions is another concern for which we believe investors are not being adequately compensated. In the high yield market, where yields are also at historic lows, we remain cautious and continue to seek investments taking a credit-based, catalyst-driven approach.

In the equity markets, as political and regulatory environments around the globe return to a more predictable disposition, we foresee businesses that had been waiting on the sidelines reentering the market for M&A. We anticipate ample small- and mid-cap deal flow, interspersed with other increasingly frequent and game-changing corporate transactions.

Our principle job is not simply to generate positive investment returns for our investors: it is to do so while determining the magnitude of risk that we assume for every basis point of return. With such narrow returns in the broader markets and with significant downside if, and when, volatility increases, we will continue with our strategy: to seek to generate returns from specific catalysts or company-specific events that we believe are less correlated to overall market direction and interest rates. In an investing environment characterized by tighter returns, we will continue to employ our disciplined approach with the underlying philosophy that superior long-term investment results are best achieved through the compounding of reasonable gains and the avoidance of major losses.

[1]	Source: Morningstar. BofA Merrill Lynch US High Yield Master II Index.

[2]	Data as of December 31, 2012. BofA Merrill Lynch US High Yield Master II Index value, which tracks the performance of US dollar denominated below investment grade rated corporate debt publically issued in the US domestic market. To qualify for inclusion in the index, securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long term sovereign debt ratings). The Yield to maturity (YTM) of a bond or other fixed-interest security, such as gilts, is the internal rate of return (IRR, overall interest rate) earned by an investor who buys the bond today at the market price, assuming that the bond will be held until maturity, and that all coupon and principal payments will be made on schedule.

[3]	BofA Merrill Lynch US High Yield Master Index II

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

66 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2012

Shares		Value
COMMON STOCKS: 27.9%

Consumer Discretionary: 3.2%
98,697	Astral Media, Inc.	$4,582,006
368,951	Brick Ltd. (The)	1,985,918
84,600	Interpublic Group of Companies,
	Inc. (The)	932,292
35,800	Lowe’s Companies, Inc.	1,271,616
1,570	NIKE, Inc. - Class B	81,012
29,925	Pep Boys - Manny, Moe &
	Jack (The)	294,163
3,600	Regis Corp.	60,912
18,160	Renault S.A.	974,160
18,770	Warnaco Group, Inc. (The) *	1,343,369
89,900	WPP Plc	1,298,176
		12,823,624
Consumer Staples: 2.2%
3,000	Altria Group, Inc.	94,260
3,100	Anheuser-Busch InBev N.V. - ADR	270,971
20,500	CVS Caremark Corp. (b)	991,175
190,491	Grupo Modelo S.A.B. de C.V.	1,703,883
3,800	Henkel AG & Co. KGaA	260,185
789	Philip Morris International, Inc.	65,992
26,370	Ralcorp Holdings, Inc. * (b)	2,364,070
275,800	Tesco Plc	1,506,935
38,544	Tradewinds (Malaysia) Bhd	112,683
8,100	Unilever N.V. - ADR	307,953
17,000	Walgreen Co.	629,170
11,400	Wal-Mart Stores, Inc.	777,822
		9,085,099
Energy: 5.3%
42,700	Canadian Natural Resources Ltd.	1,232,749
122,034	Celtic Exploration Ltd. *	3,221,805
1,642	Chevron Corp.	177,566
67,542	Dockwise Ltd. *	1,638,595
14,300	Ensco Plc (b)	847,704
2,511	Exxon Mobil Corp.	217,327
72,880	Ithaca Energy, Inc. *	145,643
68,900	McMoRan Exploration Co. *	1,105,845
284,336	Nexen, Inc. (b)	7,660,012
14,600	Occidental Petroleum Corp.	1,118,506
31,256	Plains Exploration &
	Production Co. *	1,467,157
9,800	Rowan Companies, Inc. -
	Class A *	306,446
3,167	Royal Dutch Shell Plc - ADR	218,365
14,628	ShawCor Ltd. - Class A	564,084
3,075	Statoil ASA - ADR	76,998
16,493	Superior Energy Services, Inc. *	341,735
160,174	TORC Oil & Gas Ltd.	373,171
4,834	Total S.A. - ADR	251,416
69,111	Whitehaven Coal Ltd.	251,383
29,640	WPX Energy, Inc. *	441,043
		21,657,550
Financials: 3.9%
1,612	Alleghany Corp. *	540,697
46,200	American International
	Group, Inc. *	1,630,860
54,100	AON Plc (b)	3,007,961
29,300	Bank of America Corp.	339,880
39,800	Bank of New York Mellon Corp.	1,022,860
20,200	CIT Group, Inc. *	780,528
13,600	Citigroup, Inc.	538,016
15,763	Citizens Republic Bancorp, Inc. *	299,024
48,443	Epoch Holding Corp.	1,351,560
13,500	Groupe Bruxelles Lambert S.A.	1,070,476
162,373	Hudson City Bancorp, Inc. (b)	1,320,092
5,550	JPMorgan Chase & Co.	244,034
22,547	NYSE Euronext, Inc.	711,132
16,994	SCBT Financial Corp.	681,969
21,700	Schroders Plc	480,615
142,303	SeaBright Holdings, Inc. (b)	1,575,294
6,700	Travelers Companies, Inc. (The)	481,194
		16,076,192
Health Care: 3.9%
6,496	Bristol-Myers Squibb Co.	211,705
39,800	CareFusion Corp. *	1,137,484
44,971	Coventry Health Care, Inc. (b)	2,016,050
30,800	Covidien Plc (b)	1,778,392
1,409	GlaxoSmithKline Plc - ADR	61,249
23,900	Health Net, Inc. *	580,770
14,700	Johnson & Johnson	1,030,470
48,300	Omnicare, Inc.	1,743,630
3,250	Pfizer, Inc.	81,510
381,359	Pronova BioPharma ASA	846,406
175,767	Sunrise Senior Living, Inc. * (b)	2,527,529
29,300	Thermo Fisher Scientific, Inc.	1,868,754
18,200	WellPoint, Inc.	1,108,744
243,357	YM BioSciences, Inc. *	698,435
		15,691,128
Industrials: 2.7%
34,900	Clarkson Plc	681,032
153,912	Fraser and Neave Ltd.	1,222,223
15,600	ITT Corp.	365,976
193,800	Orkla ASA	1,689,169
31,977	Robbins & Myers, Inc. (b)	1,901,033
64,108	Shaw Group, Inc. (The) * (b)	2,988,074
850	Siemens - AG - ADR	93,050
23,800	Thales S.A.	823,576
108,101	TNT Express N.V.	1,201,537
		10,965,670
Information Technology: 3.6%
27,800	Analog Devices, Inc.	1,169,268
18,300	Arris Group, Inc. *	273,402
98,900	Cisco Systems, Inc.	1,943,385
2,325	Google, Inc. - Class A *	1,649,285
21,700	Hewlett-Packard Co.	309,225
17,285	Intel Corp.	356,590
1,900	KLA-Tencor Corp.	90,744
1,800	Lam Research Corp. *	64,530
104,654	Microsoft Corp. (b)	2,797,402

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2012

Shares		Value
COMMON STOCKS (CONTINUED)

Information Technology (continued)
253,026	MIPS Technologies, Inc. *	$1,978,663
51,700	Oracle Corp.	1,722,644
177,012	Peer 1 Network Enterprises, Inc. *	680,815
7,000	TE Connectivity Ltd.	259,840
16,900	Western Digital Corp.	718,081
103,700	Xerox Corp.	707,234
		14,721,108
Materials: 1.2%
1,617	Barrick Gold Corp.	56,611
472,195	CGA Mining Ltd. *	1,247,111
1,918,102	Flinders Mines Ltd. *	139,537
1,216	Goldcorp, Inc.	44,627
958	Newmont Mining Corp.	44,490
48,307	Owens-Illinois, Inc. *	1,027,490
103,773	Spartech Corp. *	941,221
2,934,309	Sundance Resources Ltd. *	1,128,308
7,825	Tronox Ltd.	142,806
81,768	Yancoal Australia Ltd. - Class A *	212,444
		4,984,645
Telecommunication Services: 1.8%
6,404	AT&T, Inc.	215,879
251,465	Clearwire Corp. - Class A *	726,734
13,387	Deutsche Telekom AG - ADR	152,103
5,600	France Telecom S.A. - ADR	61,880
183,819	MetroPCS Communications,
	Inc. * (b)	1,827,161
86,668	Softbank Corp.	3,141,024
146,983	Sprint Nextel Corp. *	833,394
12,225	Telefonica S.A. - ADR	164,915
3,074	Verizon Communications, Inc.	133,012
5,092	Vodafone Group Plc - ADR	128,267
		7,384,369
Utilities: 0.1%
88,493	APA Group	508,576

TOTAL COMMON STOCKS
(cost $107,842,063)		113,897,961

PREFERRED STOCKS: 1.1%

Consumer Discretionary: 0.4%
	General Motors Co.
9,395	4.750%	414,601
	Sealy Corp.
14,806	8.000%	1,091,943
		1,506,544
Energy: 0.1%
	Chesapeake Energy Corp. (a)
215	5.750%	191,484

Financials: 0.6%
	Ally Financial, Inc. (a)
240	7.000%	235,733
	Bank of America Corp.
202	7.250%	229,270
	Capital One Financial Corp.
21,430	6.000%	532,749
	Citizens Funding Trust I
2,753	7.500%	84,379
	Strategic Hotels & Resorts, Inc.
3,102	8.500%	77,736
9,228	8.250%	230,700
	SunTrust Banks, Inc.
35,696	5.875%	876,034
	Wells Fargo & Co.
320	7.500%	392,000
		2,658,601
TOTAL PREFERRED STOCKS
(cost $4,326,406)		4,356,629

Principal
Amount^
ASSET BACKED SECURITIES: 2.7%
	CSAB Mortgage Backed Trust
$1,857,684	Series 2006-2-A6B,
	5.700%, 09/25/2036	555,164
	Diamond Resorts Owner Trust
54,972	Series 2009-1-A,
	9.310%, 03/20/2026 (a)	57,563
	GSAA Home Equity Trust
1,030,488	Series 2006-10-AF5,
	6.448%, 06/25/2036	661,247
	JP Morgan Mortgage
	Acquisition Corp.
1,000,000	Series 2007-CH1-AF5,
	5.519%, 11/25/2036	862,733
	Lehman XS Trust
3,000,000	Series 2005-6 3A3A,
	5.760%, 11/25/2035	1,654,608
	Long Beach Mortgage Loan Trust
459,312	Series 2005-WL2-M1,
	0.680%, 08/25/2035	449,227
	Residential Asset Mortgage
	Products, Inc.
581,459	Series 2006-RS5-A3,
	0.380%, 09/25/2036	502,199
	Residential Asset Securities Corp.
935,876	Series 2006-EMX2-A2,
	0.410%, 02/25/2036	849,821
2,661,116	Series 2006-EMX6-A3,
	0.360%, 07/25/2036	2,159,300
1,358,583	Series 2007-KS4-A2,
	0.390%, 05/25/2037	1,297,336
	Sierra Receivables Funding
	Co. LLC
111,204	Series 2012-1A-A,
	2.840%, 11/20/2028 (a)	113,449

The accompanying notes are an integral part of these financial statements.

68 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2012

Principal
Amount^		Value
ASSET BACKED SECURITIES (CONTINUED)
	Stanwich Mortgage Loan Trust
$535,422	Series 2011-5-A,
	8.058%, 09/15/2037 (a) #	$235,380
2,668,928	Series 2012-2-A,
	0.811%, 03/15/2047 (a) #	1,027,641
892,138	Series 2012-5-A,
	0.063%, 03/15/2051 (a) #	519,462

TOTAL ASSET BACKED SECURITIES		10,945,130
(cost $9,511,512)

BANK LOANS: 2.3%
	Acosta, Inc.
95,000	5.000%, 03/02/2018 (2)	95,831
	AmWINS Group, Inc.
60,000	9.250%, 12/06/2019 (2)	60,525
	Applied Systems, Inc.
74,438	5.500%, 12/08/2016 (2)	74,810
45,000	9.500%, 06/08/2017 (2)	45,056
	Arch Coal, Inc.
95,796	5.750%, 05/17/2018 (2)	96,649
	Ascend Performance Materials LLC
119,100	6.750%, 04/10/2018 (2)	118,356
	AssuraMed Holdings, Inc.
75,000	5.500%, 10/24/2019 (2)	75,704
	Bass Pro Group, LLC
205,000	4.000%, 11/30/2019 (2)	205,127
	BJ’s Wholesale Club, Inc.
60,000	5.750%, 09/20/2019 (2)	60,709
	Blackboard, Inc.
178,526	6.250%, 10/04/2018 (2)	178,378
81,656	7.500%, 10/04/2018 (2)	82,396
	Brand Energy & Infrastructure
	Services, Inc.
72,399	6.250%, 10/16/2018 (2)	71,512
17,376	6.250%, 10/22/2018 (2)	17,163
90,000	Brand Energy & Infrastructure
	Services, Inc. (1)	88,898
	Calpine Corp.
89,775	4.500%, 10/09/2019 (2)	90,500
	CPG International, Inc.
44,888	5.750%, 09/18/2019 (2)	45,084
	David’s Bridal, Inc.
35,000	5.000%, 10/11/2019 (2)	35,058
80,000	Dematic S.A. (1)	80,000
	DS Waters of America, Inc.
34,738	10.500%, 08/29/2017 (2)	35,606
	Edwards Cayman Islands II Ltd.
84,019	5.500%, 05/31/2016 (2)	84,045
	Essar Steel Algoma, Inc.
59,850	8.750%, 09/20/2014 (2)	58,952
	Fairmount Minerals Ltd.
193,257	5.250%, 03/15/2017 (2)	192,250
	First Data Corp.
115,000	5.211%, 09/24/2018 (2)	112,618
	FMG America Finance, Inc.
408,975	5.250%, 10/18/2017 (2)	412,041
	FPC Holdings, Inc.
70,000	5.250%, 11/19/2019 (2)	70,022
	Getty Images, Inc.
170,000	4.750%, 10/18/2019 (2)	170,000
	Hamilton Sundstrand Industrial
90,000	5.000%, 12/13/2019 (2)	90,788
	HarbourVest Partners, LLC
115,000	4.750%, 11/21/2017 (2)	115,144
	Houghton International, Inc.
135,000	5.250%, 12/16/2019 (2)	136,098
	Kindred Healthcare, Inc.
44,548	5.250%, 06/01/2018 (2)	43,434
75,000	6.000%, 06/01/2018 (2)	73,125
	Kronos Worldwide, Inc.
170,625	5.750%, 06/13/2018 (2)	172,118
	Level 3 Financing, Inc.
210,000	4.750%, 08/01/2019 (2)	210,876
110,000	5.250%, 08/01/2019 (2)	110,928
	MetroPCS Wireless, Inc.
94,042	4.000%, 03/17/2018 (2)	94,130
	MGM Resorts International
400,000	4.250%, 12/20/2019 (2)	403,900
	Navistar, Inc.
80,000	7.000%, 08/17/2017 (2)	80,200
	Nexeo Solutions LLC
94,519	5.000%, 09/08/2017 (2)	92,688
	NGPL PipeCo LLC
173,571	7.750%, 09/15/2017 (2)	177,260
	Nuveen Investments, Inc.
17,248	5.810%, 05/13/2017 (2)	17,308
12,752	5.813%, 05/13/2017 (2)	12,797
	NXP B.V.
145,000	4.750%, 01/11/2020 (2)	145,786
	ON Assignment, Inc.
96,107	5.000%, 05/15/2019 (2)	97,189
	P.F. Chang’s China Bistro, Inc.
38,903	5.250%, 07/02/2019 (2)	39,389
	Par Pharmaceutical
	Companies, Inc.
89,775	5.000%, 09/28/2019 (2)	89,607
	Patriot Coal Corp.
138,750	9.250%, 10/11/2013 (2)	139,185
	Phoenix Services LLC
195,000	7.750%, 05/30/2017 (2)	195,975
	Pinnacle Holdco S.A.R.L.
75,000	10.500%, 07/24/2020 (2)	75,656
	Pinnacle Operating Corp.
124,688	6.750%, 11/14/2018 (2)	121,882
	PL Propylene LLC
178,650	7.000%, 03/27/2017 (2)	180,660
	Preferred Proppants LLC
73,262	7.500%, 12/15/2016 (2)	67,401
225,000	Quintiles Transnational Corp. (1)	226,125
	Riverbed Technology, Inc.
220,000	4.000%, 12/13/2019 (2)	221,742
	Sensus USA, Inc.
55,000	8.500%, 05/09/2018 (2)	55,000
	Sequa Corp.
95,000	5.250, 5/29/2017 (2)	95,504
	Serta Simmons Holdings LLC
140,000	5.000%, 10/01/2019 (2)	140,116
	Six3 Systems, Inc.
85,000	7.000%, 10/04/2019 (2)	84,575

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 69

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2012

Principal
Amount^		Value
BANK LOANS (CONTINUED)
	SRA International, Inc.
$200,000	6.500%, 07/20/2018 (2)	$188,500
	SS&C Technologies, Inc.
26,530	5.000%, 06/08/2019 (2)	26,862
256,456	5.000%, 06/08/2019 (2)	259,661
65,000	SunGard Data Systems, Inc. (1)	65,488
	Taminco Global Chemical Corp.
178,650	5.250%, 02/15/2019 (2)	179,543
	TASC, Inc.
148,867	4.500%, 12/18/2015 (2)	148,402
110,000	TCW Group, Inc. (The) (1)	110,000
135,000	Tempur-Pedic International, Inc. (1)	136,543
	TI Automotive Ltd.
179,098	6.750%, 03/14/2018 (2)	179,993
	Transtar Holding Company
34,913	5.500%, 10/09/2018 (2)	35,174
	TricorBraun, Inc.
79,600	5.500%, 05/03/2018 (2)	79,823
200	6.500%, 05/03/2018 (2)	201
	TriZetto Group, Inc.
188,590	4.750%, 05/02/2018 (2)	186,625
40,000	8.500%, 03/28/2019 (2)	39,600
	Truven Health Analytics, Inc.
224,486	5.750%, 06/06/2019 (2)	224,416
	United Surgical Partners
	International, Inc.
59,850	6.000%, 04/03/2019 (2)	60,199
	Valeant Pharmaceuticals
	International, Inc.
151,000	4.250%, 02/13/2019 (2)	151,835
210,000	4.250%, 09/27/2019 (2)	211,006
	Visant Corp.
210,874	5.250%, 12/22/2016 (2)	191,105
	WESCO Distribution, Inc.
50,000	4.500%, 12/12/2019 (2)	50,198
	West Corp.
109,450	5.750%, 06/30/2018 (2)	111,009
	Wilsonart International
	Holdings LLC
130,000	5.500%, 10/31/2019 (2)	130,813
	WMG Acquisition Corp.
60,000	5.250%, 11/01/2018 (2)	60,638
	Zayo Group LLC
119,699	5.250%, 07/02/2019 (2)	121,009

TOTAL BANK LOANS
(cost $9,324,942)		9,412,519

CONVERTIBLE BONDS: 2.7%

Consumer Discretionary: 0.2%
	Ford Motor Co.
235,000	4.250%, 11/15/2016	373,650
	Iconix Brand Group, Inc.
310,000	2.500%, 06/01/2016 (a)	322,594
	YPG Financing, Inc.
43,402 (CAD)	8.000%, 11/30/2022	34,432
		730,676
Energy: 0.4%
	Alpha Natural Resources, Inc.
70,000	2.375%, 04/15/2015	65,363
	Chesapeake Energy Corp.
45,000	2.750%, 11/15/2035	43,256
223,000	2.500%, 05/15/2037	201,815
	McMoRan Exploration Co.
987,000	5.250%, 10/06/2013	1,016,609
	Peabody Energy Corp.
330,000	4.750%, 12/15/2041	319,481
		1,646,524
Financials: 0.2%
	Health Care REIT, Inc.
700,000	3.000%, 12/01/2029	862,313
Health Care: 0.3%
	Gilead Sciences, Inc.
130,000	1.625%, 05/01/2016	219,457
	Mylan, Inc.
40,000	3.750%, 09/15/2015	85,225
	Omnicare, Inc.
75,000	3.750%, 12/15/2025	110,906
	Sunrise Senior Living, Inc.
563,000	5.000%, 04/01/2041	804,387
	Vertex Pharmaceuticals, Inc.
110,000	3.350%, 10/01/2015	124,231
		1,344,206
Industrials: 0.2%
	Navistar International Corp.
735,000	3.000%, 10/15/2014	674,822
Information Technology: 1.0%
	Ciena Corp.
195,000	3.750%, 10/15/2018 (a)	220,472
	EMC Corp.
195,000	1.750%, 12/01/2013	311,392
	InterDigital, Inc.
1,319,000	2.500%, 03/15/2016	1,409,680
	Micron Technology, Inc.
50,000	1.875%, 08/01/2031	45,938
85,000	2.375%, 05/01/2032 (a)	82,344
215,000	3.125%, 05/01/2032 (a)	210,431
	Nortel Networks Corp.
372,000	2.125%, 04/15/2014	378,975
	SanDisk Corp.
310,000	1.500%, 08/15/2017	361,150
	Symantec Corp.
1,119,000	1.000%, 06/15/2013	1,206,421
		4,226,803
Materials: 0.3%
	United States Steel Corp.
1,060,000	4.000%, 05/15/2014	1,148,113

Telecommunication Services: 0.1%
	Clearwire Communications LLC /
	Clearwire Finance, Inc.
394,000	8.250%, 12/01/2040 (a)	435,863

TOTAL CONVERTIBLE BONDS
(cost $10,626,718)		11,069,320

The accompanying notes are an integral part of these financial statements.

70 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2012

Principal
Amount^		Value
CORPORATE BONDS: 16.1%

Consumer Discretionary: 2.0%
	Bon-Ton Department Stores,
	Inc. (The)
$1,520,000	10.250%, 03/15/2014	$1,512,400
	Clear Channel Communications, Inc.
805,000	5.500%, 09/15/2014	754,688
	Clear Channel Worldwide
	Holdings, Inc.
825,000	7.625%, 03/15/2020	835,313
25,000	7.625%, 03/15/2020	25,063
	Foot Locker, Inc.
295,000	8.500%, 01/15/2022	331,270
	Mandalay Resort Group
180,000	7.625%, 07/15/2013	184,500
	MGM Resorts International
35,000	8.625%, 02/01/2019 (a)	39,200
	Reader’s Digest Association,
	Inc. (The)
605,000	9.500%, 02/15/2017	260,150
	Sealy Mattress Co.
1,972,000	8.250%, 06/15/2014	1,979,414
	Visant Corp.
240,000	10.000%, 10/01/2017	216,600
	Wyndham Worldwide Corp.
300,000	5.625%, 03/01/2021	335,392
	YPG Financing, Inc.
1,521,366 (CAD)	9.250%, 11/30/2018 (a)	1,527,782
		8,001,772
Consumer Staples: 0.6%
	BRF - Brasil Foods S.A.
700,000	5.875%, 06/06/2022 (a)	773,500
	Campbell Soup Co.
760,000	0.613%, 08/01/2014	763,011
	Coca-Cola Co. (The)
550,000	0.260%, 03/14/2014	550,015
	Delhaize Group S.A.
115,000	5.700%, 10/01/2040	108,155
	SUPERVALU, Inc.
180,000	7.500%, 11/15/2014	175,500
		2,370,181
Energy: 3.5%
	ATP Oil & Gas Corp. (3)
1,119,000	11.875%, 05/01/2015	128,685
	Basic Energy Services, Inc.
200,000	7.750%, 02/15/2019	200,000
460,000	7.750%, 10/15/2022 (a)	450,800
	Connacher Oil and Gas Ltd.
345,000	8.500%, 08/01/2019 (a)	238,050
	Energy Future Holdings Corp.
780,000	10.000%, 01/15/2020	875,550
	Eni SpA
700,000	4.150%, 10/01/2020 (a)	718,024
	Gazprom Neft OAO Via GPN
	Capital S.A.
800,000	4.375%, 09/19/2022 (a)	822,000
	Global Geophysical Services, Inc.
380,000	10.500%, 05/01/2017	340,100
	Halcon Resources Corp.
385,000	9.750%, 07/15/2020 (a)	417,725
	McMoRan Exploration Co.
1,382,000	11.875%, 11/15/2014	1,477,013
	Midwest Generation LLC
1,697,209	8.560%, 01/02/2016	1,646,292
	Newfield Exploration Co.
700,000	5.625%, 07/01/2024	757,750
	Odebrecht Drilling
	Norbe VIII/IX Ltd.
95,000	6.350%, 06/30/2021 (a)	107,113
	Offshore Group Investment Ltd.
611,000	11.500%, 08/01/2015	667,518
	OGX Austria GmBH
1,000,000	8.500%, 06/01/2018 (a)	905,000
600,000	8.375%, 04/01/2022 (a)	502,500
	Petrobras Global Finance B.V.
350,000 (EUR)	4.250%, 10/02/2023	487,490
	Petrohawk Energy Corp.
400,000	7.250%, 08/15/2018	452,106
	Petroleos Mexicanos
4,100,000 (MXN)	7.650%, 11/24/2021 (a)	348,008
	Plains Exploration &
	Production Co.
420,000	6.500%, 11/15/2020	467,250
	Rosneft Oil Co. via Rosneft
	International Finance Ltd.
475,000	4.199%, 03/06/2022 (a)	484,500
	Ship Finance International Ltd.
1,787,000	8.500%, 12/15/2013	1,798,168
		14,291,642
Financials: 3.1%
	AXA S.A.
900,000	6.379%, 12/31/2049 (a)	886,500
	Banco Santander-Chile
200,000,000 (CLP)	6.500%, 09/22/2020 (a)	419,843
	Bankia S.A.
100,000 (EUR)	4.375%, 02/14/2017	123,271
	Barclays Bank Plc
550,000 (EUR)	6.000%, 01/14/2021	822,551
	Cielo S.A.
600,000	3.750%, 11/16/2022 (a)	593,700
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA
855,000	3.950%, 11/09/2022	877,331
	Eksportfinans ASA
215,000	2.000%, 09/15/2015	205,924
100,000	2.375%, 05/25/2016	95,477
140,000 (CHF)	2.250%, 02/11/2021	138,997
	General Electric Capital Corp.
400,000	6.250%, 12/31/2049	437,480
700,000	7.125%, 12/31/2049	794,334
	GMAC International Finance B.V.
175,000 (EUR)	7.500%, 04/21/2015	253,292
	John Deere Capital Corp.
700,000	0.465%, 04/25/2014	701,217
	Lloyds TSB Bank Plc
665,000 (EUR)	6.500%, 03/24/2020	1,004,057

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 71

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2012

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)

Financials (continued)
	Merrill Lynch & Co., Inc.
$100,000	6.110%, 01/29/2037	$109,511
	Metlife Capital Trust IV
450,000	7.875%, 12/15/2037 (a)	555,750
	Numericable Finance & Co. S.C.A.
150,000 (EUR)	8.750%, 02/15/2019 (a)	211,619
	Royal Bank of Scotland Plc
200,000 (EUR)	4.350%, 01/23/2017	271,269
400,000 (EUR)	6.934%, 04/09/2018	597,135
445,000	6.125%, 12/15/2022	471,448
	Sasol Financing International Plc
695,000	4.500%, 11/14/2022	701,081
	Schahin II Finance Co. SPV Ltd.
500,000	5.875%, 09/25/2022 (a)	535,000
	Societe Generale S.A.
300,000 (EUR)	9.375%, 12/31/2049	443,921
	Springleaf Finance Corp.
287,000	5.750%, 09/15/2016	260,453
	Textron Financial Corp.
725,000	6.000%, 02/15/2067 (a)	638,000
	Votorantim Cimentos S.A.
600,000	7.250%, 04/05/2041 (a)	678,000
		12,827,161
Health Care: 0.9%
	HCA Holdings, Inc.
205,000	6.250%, 02/15/2021	210,638
	Merge Healthcare, Inc.
2,676,000	11.750%, 05/01/2015 (b)	2,886,735
	PerkinElmer, Inc.
45,000	5.000%, 11/15/2021	49,980
	Valeant Pharmaceuticals
	International, Inc.
130,000	6.375%, 10/15/2020 (a)	139,750
490,000	6.375%, 10/15/2020 (a)	527,975
		3,815,078
Industrials: 1.7%
	Continental Airlines 1999-1
	Class A Pass Through Trust
356,846	6.545%, 02/02/2019	388,963
	Continental Airlines 1999-1
	Class B Pass Through Trust
99,029	6.795%, 08/02/2018	103,109
	Continental Airlines 2012-2
	Class A Pass Through
	Trust Certificates
95,000	4.000%, 10/29/2024	99,988
	Continental Airlines 2012-2
	Class B Pass Through
	Trust Certificates
75,000	5.500%, 10/29/2020	78,375
	Continental Airlines 2012-3
	Class C Pass Through
	Trust Certificates
140,000	6.125%, 04/29/2018	141,050
	Delta Air Lines 2007-1 Class A
	Pass Through Trust
298,072	6.821%, 08/10/2022	332,708
	Doric Nimrod Air France
	Alpha Ltd. 2012-1 Class A
	Pass Through Trust
800,000	5.125%, 11/30/2024 (a)	835,999
	Embraer S.A.
425,000	5.150%, 06/15/2022	466,438
	Grupo KUO Sab De CV
360,000	6.250%, 12/04/2022 (a)	386,100
	International Lease Finance Corp.
225,000	6.750%, 09/01/2016 (a)	253,688
	Meccanica Holdings USA, Inc.
100,000	6.250%, 07/15/2019 (a)	100,423
370,000	7.375%, 07/15/2039 (a)	344,647
500,000	6.250%, 01/15/2040 (a)	432,629
	Odebrecht Finance Ltd.
400,000	7.125%, 06/26/2042 (a)	466,000
	Owens Corning, Inc.
860,000	4.200%, 12/15/2022	876,343
	Steelcase, Inc.
545,000	6.375%, 02/15/2021	581,530
	United Technologies Corp.
685,000	0.811%, 06/01/2015	692,162
	US Airways 2012-1 Class A
	Pass Through Trust
220,000	5.900%, 10/01/2024	239,800
	US Airways 2012-2 Class A
	Pass Through Trust
185,000	4.625%, 06/03/2025	188,238
		7,008,190
Information Technology: 0.7%
	Advanced Micro Devices, Inc.
205,000	7.500%, 08/15/2022 (a)	169,638
	Alcatel Lucent USA, S.A.
90,000	6.500%, 01/15/2028	68,175
550,000	6.450%, 03/15/2029	420,750
	Baidu, Inc.
200,000	3.500%, 11/28/2022	201,561
	Hewlett-Packard Co.
375,000	4.650%, 12/09/2021	377,142
	Ingram Micro, Inc.
770,000	5.000%, 08/10/2022	791,449
	International Business
	Machines Corp.
470,000	0.550%, 02/06/2015	470,332
	Nortel Networks Ltd. (3)
372,000	10.750%, 07/15/2016	428,730
		2,927,777
Materials: 1.4%
	Anglo American Capital Plc
830,000	4.125%, 09/27/2022 (a)	868,881
	AngloGold Holdings Plc
420,000	5.125%, 08/01/2022	426,464
	ArcelorMittal
125,000	7.500%, 10/15/2039	117,826
600,000	7.250%, 03/01/2041	558,089
	Ashland, Inc.
180,000	6.500%, 06/30/2029	162,000

The accompanying notes are an integral part of these financial statements.

72 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2012

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)

Materials (continued)
	Mcron Finance Sub LLC
$385,000	8.375%, 05/15/2019 (a)	$396,550
	Mexichem SAB de C.V.
300,000	6.750%, 09/19/2042 (a)	337,500
	New Gold, Inc.
320,000	6.250%, 11/15/2022 (a)	332,800
	Newcrest Finance Property Ltd.
415,000	4.200%, 10/01/2022 (a)	427,676
	Quadra FNX Mining Ltd.
583,000	7.750%, 06/15/2019 (a)	607,778
	Samarco Mineracao S.A.
455,000	4.125%, 11/01/2022 (a)	464,100
	Teck Resources Ltd.
590,000	5.400%, 02/01/2043	626,585
	Xstrata Finance Canada Ltd.
575,000	5.300%, 10/25/2042 (a)	579,348
		5,905,597
Telecommunication Services: 1.8%
	Clearwire Communications LLC /
	Clearwire Finance, Inc.
990,000	12.000%, 12/01/2015 (a)	1,069,200
	Colombia Telecomunicaciones
	S.A. ESP
340,000	5.375%, 09/27/2022 (a)	346,375
	Cricket Communications, Inc.
566,000	7.750%, 10/15/2020	580,150
	Embarq Corp.
520,000	7.995%, 06/01/2036	575,948
	Level 3 Communications, Inc.
80,000	8.875%, 06/01/2019 (a)	85,500
	Level 3 Financing, Inc.
110,000	8.625%, 07/15/2020	122,513
	Oi S.A.
1,205,000 (BRL)	9.750%, 09/15/2016 (a)	620,891
	Telecom Italia Capital S.A.
65,000	6.375%, 11/15/2033	65,813
245,000	6.000%, 09/30/2034	240,713
90,000	7.200%, 07/18/2036	94,410
160,000	7.721%, 06/04/2038	174,000
	Telfon Celuar del Paraguay S.A.
200,000	6.750%, 12/13/2022 (a)	210,000
	Telefonica Emisiones SAU
200,000 (GBP)	5.597%, 03/12/2020	341,066
100,000	5.462%, 02/16/2021	106,875
300,000	7.045%, 06/20/2036	325,500
	Telemar Norte Leste S.A.
550,000	5.500%, 10/23/2020 (a)	574,750
	West Corp.
1,538,000	11.000%, 10/15/2016	1,603,364
		7,137,068
Utilities: 0.4%
	Cia de Eletricidade do Estado
	da Bahia
500,000 (BRL)	11.750%, 04/27/2016 (a)	262,821
	Empresas Publicas
	de Medellin ESP
360,000,000 (COP)	8.375%, 02/01/2021 (a)	235,844
	Enel Finance International N.V.
300,000	6.000%, 10/07/2039 (a)	291,452
	IFM U.S. Colonial Pipeline 2 LLC
600,000	6.450%, 05/01/2021 (a)	664,172
		1,454,289
TOTAL CORPORATE BONDS
(cost $63,997,341)		65,738,755
GOVERNMENT SECURITIES & AGENCY ISSUE: 3.4%
	Brazilian Government
	International Bond
550,000 (BRL)	8.500%, 01/05/2024	328,388
	Canadian Government Bond
775,000 (CAD)	1.750%, 03/01/2013	779,273
725,000 (CAD)	1.000%, 02/01/2014	727,213
125,000 (CAD)	1.000%, 02/01/2015	125,163
200,000 (CAD)	3.000%, 12/01/2015	210,902
		1,842,551
	Chile Government
	International Bond
400,000,000 (CLP)	5.500%, 08/05/2020	935,770
	Korea Treasury Bond
975,000,000 (KRW)	3.250%, 12/10/2014	919,359
	Malaysia Government Bond
2,610,000 (MYR)	3.314%, 10/31/2017	856,139
	Mexican Bonos
2,000,000 (MXN)	8.000%, 12/19/2013	159,477
10,000,000 (MXN)	6.000%, 06/18/2015	794,357
19,150,000 (MXN)	8.000%, 12/17/2015	1,601,654
6,850,000 (MXN)	7.250%, 12/15/2016	571,381
11,500,000 (MXN)	7.750%, 12/14/2017	989,697
1,800,000 (MXN)	8.500%, 12/13/2018	162,672
		4,279,238
	Portugal Obrigacoes do
	Tesouro - OT
2,200,000 (EUR)	3.850%, 04/15/2021	2,390,976
	South Africa Government Bond
7,300,000 (ZAR)	7.750%, 02/28/2023	922,531
	Spain Government Bond
715,000 (EUR)	4.300%, 10/31/2019	927,172
190,000 (EUR)	4.650%, 07/30/2025	230,782
		1,157,954
	Uruguay Government
	International Bond
4,770,000 (UYU)	4.250%, 04/05/2027	450,136

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE
(cost $13,339,715)		14,083,042

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 73

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2012

Principal
Amount^		Value
LIMITED PARTNERSHIPS: 0.2%
1.2% Partnership
Interest	U.S. Farming Realty Trust II, LP #	$847,143

TOTAL LIMITED PARTNERSHIPS		847,143
(cost $856,412)

MORTGAGE BACKED SECURITIES: 23.8%
	Adjustable Rate Mortgage Trust
$3,000,000	Series 2005-2-6M2,
	1.190%, 06/25/2035	1,400,832
935,342	Series 2006-1-2A1,
	3.332%, 03/25/2036	674,871
	Banc of America Alternative
	Loan Trust
1,399,379	Series 2006-7-A4,
	5.998%, 10/25/2036	1,068,680
	Banc of America Funding Corp.
177,612	Series 2004-B-4A2,
	3.003%, 11/20/2034	158,033
1,473,970	Series 2006-A-4A1,
	3.595%, 02/20/2036	1,217,322
1,820,547	Series 2006-B-7A1,
	5.403%, 03/20/2036	1,577,451
884,324	Series 2006-6-1A2,
	6.250%, 08/25/2036	878,927
139,802	Series 2008-R4-1A4,
	0.660%, 07/25/2037 (a)	84,612
1,826,350	Series 2010-R9-3A3,
	5.500%, 12/26/2035 (a)	992,927
	Banc of America Mortgage Trust
85,247	Series 2006-B-4A1,
	6.131%, 11/20/2046	76,108
	BCAP LLC Trust
3,369,000	Series 2010-RR12-1A7,
	2.459%, 06/26/2037 (a)	3,127,844
971,746	Series 2010-RR6-6A2,
	5.920%, 07/26/2037 (a)	716,412
4,649,302	Series 2011-R11-2A4,
	5.500%, 12/26/2035 (a)	1,975,953
	Bear Stearns Adjustable Rate
	Mortgage Trust
8,989	Series 2004-10-11A1,
	3.074%, 01/25/2035	8,544
239,263	Series 2005-12-11A1,
	2.995%, 02/25/2036	172,662
	Bear Stearns Asset Backed
	Securities Trust
1,075,810	Series 2006-AC1-1A1,
	5.750%, 02/25/2036	855,986
	Bear Stearns Commercial
	Mortgage Securities
110,000	Series 2003-PWR2-E,
	5.812%, 05/11/2039 (a)	111,750
	Bella Vista Mortgage Trust
132,134	Series 2005-1-2A,
	0.481%, 02/22/2035	97,913
	Citicorp Mortgage Securities, Inc.
59,390	Series 2005-6-1A8,
	0.560%, 09/25/2035	58,776
	Citigroup Mortgage Loan Trust, Inc.
682,615	Series 2005-5-2A2,
	5.750%, 08/25/2035	564,287
73,368	Series 2005-11-A2A,
	2.570%, 10/25/2035	70,829
1,600,000	Series 2009-6-8A2,
	6.000%, 08/25/2022 (a)	1,321,427
	Citimortgage Alternative Loan Trust
93,774	Series 2006-A3-1A7,
	6.000%, 07/25/2036	72,192
944,247	Series 2006-A5-1A13,
	0.660%, 10/25/2036	602,020
931,078	Series 2006-A5-1A2,
	6.340%, 10/25/2036	208,993
808,598	Series 2007-A4-1A6,
	5.750%, 04/25/2037	678,057
1,579,197	Series 2007-A4-1A13,
	5.750%, 04/25/2037	1,324,250
223,832	Series 2007-A6-1A3,
	6.000%, 06/25/2037	190,904
	Countrywide Alternative Loan Trust
2,500,000	Series 2004-13CB-A4,
	0.010%, 07/25/2034	1,670,281
114,141	Series 2005-14-2A1,
	0.420%, 05/25/2035	82,059
609,464	Series 2006-J1-2A1,
	7.000%, 02/25/2036	302,231
147,763	Series 2006-J4-1A3,
	6.250%, 07/25/2036	100,854
1,147,760	Series 2006-31CB-A7,
	6.000%, 11/25/2036	902,168
163,881	Series 2007-4CB-1A7,
	5.750%, 04/25/2037	139,422
564,020	Series 2007-16CB-2A1,
	0.660%, 08/25/2037	300,884
163,326	Series 2007-16CB-2A2,
	52.836%, 08/25/2037	404,018
1,157,372	Series 2007-19-1A34,
	6.000%, 08/25/2037	936,478
913,329	Series 2007-22-2A16,
	6.500%, 09/25/2037	672,603
1,571,691	Series 2008-2R-2A1,
	6.000%, 08/25/2037	1,100,641
	Countrywide Home Loan
	Mortgage Pass Through Trust
43,239	Series 2004-HYB4-2A1,
	2.773%, 09/20/2034	40,516
210,105	Series 2004-HYB8-4A1,
	3.614%, 01/20/2035	196,443
199,390	Series 2005-11-4A1,
	0.480%, 04/25/2035	139,988
399,022	Series 2005-13-A3,
	5.500%, 06/25/2035	401,281
1,635,609	Series 2005-HYB8-4A1,
	4.713%, 12/20/2035	1,235,267
698,874	Series 2007-10-A5,
	6.000%, 07/25/2037	614,999

The accompanying notes are an integral part of these financial statements.

74 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2012

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	Credit Suisse Mortgage
	Capital Certificates
$136,767	Series 2006-8-4A1,
	6.500%, 10/25/2021	$112,793
425,330	Series 2007-2-2A5,
	5.000%, 03/25/2037	399,612
1,420,633	Series 2010-7R-4A17,
	7.786%, 04/26/2037 (a)	1,070,721
	Credit Suisse First Boston
	Mortgage Securities Corporation
78,485	Series 2005-1-3A4,
	5.250%, 05/25/2028	77,828
237,347	Series 2005-10-5A4,
	5.500%, 11/25/2035	203,567
	CW Capital Cobalt Ltd.
300,000	Series 2006-C1-AM,
	5.254%, 08/15/2048	320,037
	Deutsche Mortgage Securities, Inc.
613,691	Series 2006-PR1-3A1,
	11.831%, 04/15/2036 (a)	659,206
	Federal Home Loan
	Mortgage Corporation
1,817,104	Series 3301-MS,
	5.891%, 04/15/2037	213,456
2,417,091	Series 3303-SE,
	5.871%, 04/15/2037	281,998
1,571,109	Series 3303-SG,
	5.891%, 04/15/2037	185,708
1,889,304	Series 3382-SB,
	5.791%, 11/15/2037	206,475
2,410,008	Series 3382-SW,
	6.091%, 11/15/2037	331,139
1,620,814	Series 3384-S,
	6.181%, 11/15/2037	196,920
1,834,265	Series 3384-SG,
	6.101%, 08/15/2036	228,123
1,782,224	Series 3417-SX,
	5.971%, 02/15/2038	205,998
1,386,118	Series 3423-GS,
	5.441%, 03/15/2038	125,587
14,037,801	Series 3423-TG,
	0.350%, 03/15/2038	114,365
1,491,777	Series 3445-ES,
	5.791%, 05/15/2038	168,367
2,589,527	Series 3523-SM,
	5.791%, 04/15/2039	318,255
1,095,783	Series 3560-KS,
	6.191%, 11/15/2036	184,073
2,170,278	Series 3598-SA,
	6.141%, 11/15/2039	275,246
6,994,523	Series 3630-AI,
	1.931%, 03/15/2017	230,165
650,000	Series 3641-TB,
	4.500%, 03/15/2040	707,476
2,002,220	Series 3646-AI,
	4.500%, 06/15/2024	111,297
3,657,391	Series 3728-SV,
	4.241%, 09/15/2040	458,247
1,859,791	Series 3758-S,
	5.821%, 11/15/2040	203,470
59,905	Series 3796-SK,
	9.482%, 01/15/2041	60,152
2,089,266	Series 3815-ST,
	5.641%, 02/15/2041	237,446
2,725,324	Series 3859-SI,
	6.391%, 05/15/2041	560,855
2,253,340	Series 3872-SL,
	5.741%, 06/15/2041	242,033
1,632,068	Series 3900-SB,
	5.761%, 07/15/2041	176,110
402,051	Series 3946-SM,
	14.073%, 10/15/2041	433,079
1,557,881	Series 3957-DZ,
	3.500%, 11/15/2041	1,624,305
1,553,350	Series 3972-AZ,
	3.500%, 12/15/2041	1,605,252
	Federal National Home
	Mortgage Association
670,253	Series 2003-84-PZ,
	5.000%, 09/25/2033	769,010
1,093,214	Series 2005-104-SI,
	6.490%, 12/25/2033	114,916
1,184,989	Series 2007-57-SX,
	6.410%, 10/25/2036	175,268
1,432,955	Series 2007-68-SA,
	6.440%, 07/25/2037	188,997
938,026	Series 2008-1-CI,
	6.090%, 02/25/2038	123,794
1,374,843	Series 2008-56-SB,
	5.850%, 07/25/2038	212,029
1,219,848	Series 2009-111-SE 10/40 VAR,
	6.040%, 01/25/2040	148,234
1,859,462	Series 2009-86-CI,
	5.590%, 09/25/2036	249,890
1,650,404	Series 2009-87-SA,
	5.790%, 11/25/2049	263,078
1,504,673	Series 2009-90-IB,
	5.510%, 04/25/2037	178,390
881,915	Series 2010-115-SD,
	6.390%, 11/25/2039	106,592
1,960,929	Series 2010-11-SC,
	4.590%, 02/25/2040	176,404
1,844,935	Series 2010-15-SL,
	4.740%, 03/25/2040	173,248
2,012,827	Series 2010-9-GS,
	4.540%, 02/25/2040	169,096
6,420	Series 2011-110-LS,
	9.681%, 11/25/2041	7,425
1,047,691	Series 2011-111-VZ,
	4.000%, 11/25/2041	1,153,380
1,085,472	Series 2011-127-PM,
	4.000%, 12/25/2041	1,076,971
1,561,112	Series 2011-141-PZ,
	4.000%, 01/25/2042	1,703,062
2,375,925	Series 2011-5-PS,
	6.190%, 11/25/2040	216,353
1,061,731	Series 2011-63-ZE,
	4.000%, 08/25/2038	1,115,276
1,095,183	Series 2012-55-SC,
	6.636%, 05/25/2042	1,119,363

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 75

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2012

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	First Horizon Alternative
	Mortgage Securities
$877,469	Series 2007-FA4-1A7,
	6.000%, 08/25/2037	$680,149
	First Horizon Asset Securities, Inc.
1,016,623	Series 2006-1-1A10,
	6.000%, 05/25/2036	1,022,337
	GMAC Mortgage Corporation
	Loan Trust
171,357	Series 2005-AR4-3A1,
	3.580%, 07/19/2035	157,962
	Government National
	Mortgage Association
2,646,422	Series 2007-21-5S,
	5.991%, 04/16/2037	459,059
1,336,170	Series 2008-69-SB,
	7.419%, 08/20/2038	252,011
1,677,944	Series 2009-104-SD,
	6.141%, 11/16/2039	236,848
1,196,781	Series 2010-98-IA,
	5.951%, 03/20/2039	109,805
1,081,774	Series 2011-45-GZ,
	4.500%, 03/20/2041	1,235,408
1,090,973	Series 2011-69-OC,
	0.010%, 05/20/2041	1,032,048
3,323,023	Series 2011-89-SA,
	5.239%, 06/20/2041	453,958
	GS Mortgage Securities Corp.
200,000	Series 2007-GG10-AM,
	5.789%, 08/10/2045	194,268
	GSR Mortgage Loan Trust
1,053,802	Series 2005-AR4-6A1,
	5.250%, 07/25/2035	1,045,676
1,020,385	Series 2006-7F-3A4,
	6.250%, 08/25/2036	877,755
321,913	Series 2006-8F-4A17,
	6.000%, 09/25/2036	278,347
	Indymac INDA Mortgage
	Loan Trust
941,676	Series 2006-AR3-1A1,
	2.928%, 12/25/2036	743,652
	JP Morgan Alternative Loan Trust
44,099	Series 2006-A1-5A1,
	5.096%, 03/25/2036	34,960
	JP Morgan Chase Commercial
	Mortgage Securities Corp.
210,000	Series 2007-LDPX-AM,
	5.464%, 01/15/2049	227,238
	JP Morgan Mortgage Trust
1,203,149	Series 2007-S1-1A2,
	5.500%, 03/25/2022	1,177,189
2,662,321	Series 2007-S3-1A97,
	6.000%, 08/25/2037	2,312,282
2,292,367	Series 2008-R2-2A,
	5.500%, 12/27/2035 (a)	2,016,366
	Lehman Mortgage Trust
64,562	Series 2006-1-3A5,
	5.500%, 02/25/2036	63,991
	Mastr Adjustable Rate
	Mortgages Trust
376,057	Series 2006-2-1A1,
	2.991%, 04/25/2036	332,875
	MLCC Mortgage Investors, Inc.
81,504	Series 2006-2-2A,
	2.342%, 05/25/2036	81,280
134,923	Series 2007-1-3A,
	4.474%, 01/25/2037	123,611
	Morgan Stanley Capital I Trust
446,000	Series 2007-HQ12-AM,
	5.575%, 04/12/2049	473,097
	Morgan Stanley Mortgage
	Loan Trust
203,957	Series 2006-2-2A4,
	5.750%, 02/25/2036	189,260
1,163,603	Series 2006-7-3A,
	5.582%, 06/25/2036	874,763
212,313	Series 2006-11-3A2,
	6.000%, 08/25/2036	175,744
618,257	Series 2007-13-6A1,
	6.000%, 10/25/2037	497,986
	Morgan Stanley Re-Remic Trust
150,000	Series 2009-GG10-A4B,
	5.789%, 08/12/2045 (a)	168,530
250,000	Series 2010-GG10-A4B,
	5.789%, 08/15/2045 (a)	280,884
1,352,438	Series 2010-R9-3C,
	7.912%, 11/26/2036 (a)	1,001,040
	Motel 6 Trust
100,000	Series 2012-MTL6-D,
	3.781%, 10/05/2025 (a)	100,442
	Residential Accredit Loans, Inc.
701,866	Series 2006-QS10-A9,
	6.500%, 08/25/2036	569,337
1,922,028	Series 2006-QS14-A18,
	6.250%, 11/25/2036	1,501,951
1,667,677	Series 2006-QS17-A5,
	6.000%, 12/25/2036	1,231,808
1,554,144	Series 2006-QS2-1A4,
	5.500%, 02/25/2036	1,136,633
1,864,434	Series 2006-QS7-A3,
	6.000%, 06/25/2036	1,441,140
1,891,159	Series 2007-QS1-2A10,
	6.000%, 01/25/2037	1,516,212
2,752,011	Series 2007-QS3-A1,
	6.500%, 02/25/2037	2,170,771
1,487,766	Series 2007-QS8-A8,
	6.000%, 06/25/2037	1,130,171
	Residential Asset
	Securitization Trust
479,308	Series 2005-A8CB-A9,
	5.375%, 07/25/2035	403,629
218,393	Series 2006-A2-A11,
	6.000%, 01/25/2046	178,280
858,886	Series 2006-A8-1A1,
	6.000%, 08/25/2036	745,822
2,398,317	Series 2007-A2-1A2,
	6.000%, 04/25/2037	2,129,230

The accompanying notes are an integral part of these financial statements.

76 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2012

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
$1,555,775	Series 2007-A5-2A5,
	6.000%, 05/25/2037	$1,406,115
223,453	Series 2007-A6-1A3,
	6.000%, 06/25/2037	197,184
	Residential Funding Mortgage
	Securities I
203,606	Series 2006-S1-1A3,
	5.750%, 01/25/2036	205,454
	Structured Adjustable Rate
	Mortgage Loan Trust
1,006,323	Series 2005-15-1A1,
	2.713%, 07/25/2035	734,789
3,153,966	Series 2005-22-3A1,
	2.860%, 12/25/2035	2,269,329
	Washington Mutual Alternative
	Mortgage Pass-Through Certificates
1,545,163	Series 2005-1-5A1,
	6.000%, 03/25/2035	1,520,419
259,911	Series 2006-2-1A9,
	6.000%, 03/25/2036	225,137
839,604	Series 2006-8-A6,
	5.768%, 10/25/2036	589,662
	Wells Fargo Alternative Loan Trust
838,982	Series 2007-PA2-3A1,
	0.560%, 06/25/2037	436,715
1,235,951	Series 2007-PA2-3A2,
	6.440%, 06/25/2037	317,224
	Wells Fargo Mortgage Backed
	Securities Trust
126,314	Series 2005-AR16-2A1,
	2.695%, 02/25/2034	125,376
94,500	Series 2005-11-2A3,
	5.500%, 11/25/2035	98,106
1,007,572	Series 2005-12-1A5,
	5.500%, 11/25/2035	1,026,334
179,027	Series 2005-17-1A1,
	5.500%, 01/25/2036	185,851
2,371,203	Series 2006-AR2-2A5,
	2.627%, 03/25/2036	2,262,845
693,348	Series 2006-AR19-A1,	694,142
	5.371%, 12/25/2036

TOTAL MORTGAGE BACKED SECURITIES		96,859,319
(cost $84,972,735)

Contracts
PURCHASED OPTIONS: 0.1%
	Best Buy Co., Inc. Call Option
892	Exercise Price $15.00,
	Expiration Date: January 2013	8,028
	Best Buy Co., Inc. Put Option
595	Exercise Price $16.00,
	Expiration Date: January 2013	267,750
152	Exercise Price $10.00,
	Expiration Date: January 2013	1,824
298	Exercise Price $12.00,
	Expiration Date: January 2013	25,032

11	Chicago Bridge & Iron Co. N.V.	11
	Put Option
18	Exercise Price $38.00,
	Expiration Date: January 2013	90
15	Exercise Price $39.00,
	January 2013
	Expiration Date: January 2013	90
	Freeport-McMoRan Copper &
	Gold, Inc. Call Option
12	Exercise Price $35.00,
	Expiration Date: February 2013	1,260
20	Exercise Price $35.00,
	Expiration Date: May 2013	4,320
27	Exercise Price $36.00,
	Expiration Date: May 2013	4,698
	Freeport-McMoRan Copper &
	Gold, Inc. Put Option
30	Exercise Price $31.00,
	Expiration Date: February 2013	1,800
	McMoRan Exploration Co.
	Put Option
699	Exercise Price $14.00,
	Expiration Date: January 2013	3,495
	Medicis Pharmaceutical Corp.
	Call Option
8	Exercise Price $44.00,
	Expiration Date: January 2013	40
	MetroPCS Communications, Inc.
	Call Option
141	Exercise Price $12.50,
	Expiration Date: January 2013	705
165	Exercise Price $11.00,
	Expiration Date: January 2013	2,475
	MetroPCS Communications, Inc.
	Put Option
1,067	Exercise Price $11.00,
	Expiration Date: January 2013	128,040
42	Exercise Price $10.00,
	Expiration Date: January 2013	1,512
	Nexen, Inc. Put Option
6	Exercise Price $20.00,
	Expiration Date: January 2013	30
23	Exercise Price $21.00,
	Expiration Date: January 2013	115
8	Exercise Price $22.00,
	Expiration Date: January 2013	40
42	Exercise Price $23.00,
	Expiration Date: January 2013	378
	Shaw Group, Inc. (The)
	Put Option
166	Exercise Price $35.00,
	Expiration Date: January 2013	830
	SPDR S&P 500 ETF Trust
	Put Option
188	Exercise Price $139.00,
	Expiration Date: March 2013	59,220
	TNT Express N.V. Put Option
42	Exercise Price $7.00,
	Expiration Date: February 2013	1,855
37	Exercise Price $6.80,
	Expiration Date: January 2013	1,122

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 77

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2012

Contracts		Value
PURCHASED OPTIONS (CONTINUED)
51	Exercise Price $7.20,
	Expiration Date: February 2013	$2,690
	Vulcan Materials Co. Call Option
149	Exercise Price $48.00,
	Expiration Date: January 2013	65,560

TOTAL PURCHASED OPTIONS
(cost $580,813)		582,999

Principal
Amount^
SHORT-TERM INVESTMENTS: 22.3%

TREASURY BILLS: 0.2%
United States Treasury Bills
$800,000	0.010%, 03/21/2013 (b)	799,770

TOTAL TREASURY BILLS
(cost $799,770)	799,770

REPURCHASE AGREEMENTS: 22.1%
89,919,000	FICC, 0.010%, 12/31/2012, due
01/02/2013 [collateral: par value
$91,380,000, Freddie Mac,
0.400%, due 02/27/2014;
U.S. Treasury Note, 1.875%,
02/28/2014; value $91,725,995]
(proceeds $89,919,000)	89,919,000

TOTAL REPURCHASE AGREEMENTS
(cost $89,919,000)	89,919,000

TOTAL SHORT-TERM INVESTMENTS
(cost $90,718,770)	90,718,770

TOTAL INVESTMENTS IN SECURITIES
(cost $396,097,427): 102.6%	418,511,587

Liabilities in Excess of Other Assets: 2.6%	(10,760,981)

Net Assets: 100.0%	$407,750,606

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the securities Act of 1933

(b)	Securities with an aggregate fair value of $21,440,935 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short, and futures positions.

^	The principal amount is stated in U.S. Dollars unless otherwise indicated.

#	These securities are illiquid at December 31, 2012, at which time the aggregate value of illiquid securities is $2,629,626 or 0.6% of net assets.

(1)	This bank loan is unsettled as of December 31, 2012, therefore, no rate or maturity date is available.

(2)	Floating interest rate.

(3)	These securities are in default.

The accompanying notes are an integral part of these financial statements.

78 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of securities sold short at December 31, 2012

Shares		Value
COMMON STOCKS
17,415	Aetna, Inc.	$806,315
88,493	APA Group	508,574
349,485	B2Gold Corp. *	1,249,414
800	Baytex Energy Corp.	34,441
29,750	Best Buy Co., Inc.	352,538
2,461	Calfrac Well Services Ltd.	61,908
49,416	Celtic Exploration Ltd. *(a)	193,535
6,699	Chicago Bridge & Iron Co. N.V.	310,499
1,100	Crescent Point Energy Corp.	41,557
7,100	Encana Corp.	140,296
18,900	EXCO Resources, Inc.	127,953
8,181	FirstMerit Corp.	116,088
14,890	Freeport-McMoRan Copper & Gold, Inc.	509,238
1,958	Halliburton Co.	67,923
9,760	Health Care REIT, Inc.	598,191
3,840	IntercontinentalExchange, Inc. *	475,430
1,800	Lam Research Corp. *	64,530
13,645	M&T Bank Corp.	1,343,624
7,800	Martin Marietta Materials, Inc.	735,384
113,100	Nissan Motor Co. Ltd.	1,058,680
1,700	Pep Boys - Manny, Moe & Jack (The)	16,711
2,400	Pitney Bowes, Inc.	25,536
32,608	PolyOne Corp.	665,855
3,419	PVH Corp.	379,543
25,000	Quicksilver Resources, Inc. *	71,500
16,994	SCBT Financial Corp.	681,969
14,628	ShawCor Ltd.	564,084
86,678	Softbank Corp.	3,141,377
1,200	Superior Energy Services, Inc. *	24,864
24,021	Symantec Corp. *	451,835
34,100	Teavana Holdings, Inc. *	528,550
8,701	Trican Well Service Ltd.	114,639
12,954	United States Steel Corp.	309,212
3,700	Vulcan Materials Co.	192,585

TOTAL COMMON STOCKS
(Proceeds $15,729,593)		15,964,378

EXCHANGE TRADED FUNDS
22,550	iShares S&P/TSX Capped Energy Fund	353,490
2,964	SPDR S&P 500 ETF Trust	422,429

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $808,070)		775,919

TOTAL SECURITIES SOLD SHORT
(Proceeds $16,537,663)		$16,740,297

*	Non-Income Producing Security
(a)	When Issued Security

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 79

Litman Gregory Masters Alternative Strategies Fund

schedule of financial futures contracts at December 31, 2012

				Unrealized
	Number of Contracts			Appreciation
Description	Purchased / (Sold)	Notional Value	Expiration Date	(Depreciation)
10YR U.S. Treasury Note Futures	(37)	$(4,912,906)	3/2013	$16,120
30YR U.S. Treasury Bond Futures	(10)	(1,475,000)	3/2013	20,528
Euro Oat Futures	(14)	(1,906,240)	3/2013	(12,780)
Euro Stoxx 50 Index Futures	(2)	(52,300)	3/2013	151
German Euro Bund Futures	(14)	(2,038,960)	3/2013	(24,041)
S&P 500 E Mini Index Futures	(7)	(497,035)	3/2013	(2,852)
	(84)	(10,882,441)	—	(2,874)

SCHEDULE OF SWAPS at December 31, 2012

				Implied Credit			Upfront
				Spread at			Premiums	Unrealized
	Maturity		Fixed Deal	December 31,	Notional		Paid	Appreciation /
Description	Date	Counterparty	(Pay) Rate	2012	Amount	Fair Value	(Received)	(Depreciation)

Credit Default Swaps
AES Corporation		Citigroup
(Sell Protection)	6/20/2017	Global Markets	5.000%	3.220%	600,000	50,017	47,395	2,622
Avon Products Inc.		Credit Suisse
(Sell Protection)	9/20/2017	Securities LLC	5.000%	6.012%	200,000	(860)	(8,139)	7,279
Avon Products Inc.		Credit Suisse
(Sell Protection)	9/20/2017	Securities LLC	5.000%	6.010%	200,000	(860)	(8,139)	7,279
Avon Products Inc.		Credit Suisse
(Sell Protection)	3/20/2018	Securities LLC	1.000%	5.500%	500,000	(100,040)	(93,655)	(6,385)
Bank of America Corp.		Citigroup
(Sell Protection)	6/20/2017	Global Markets	1.000%	2.700%	625,000	(4,938)	(48,478)	43,541
Bank of Scotland Plc
(Buy Protection)	6/20/2017	BOA	(1.000)%	1.850%	(600,000)	(12,267)	30,443	(42,710)
Boston Scientific Corp.		Deutsche Bank
(Buy Protection)	9/20/2017	Securities, Inc.	(1.000)%	1.320%	(750,000)	(746)	11,732	(12,478)
Boston Scientific Corp.
(Buy Protection)	6/20/2017	BOA	(1.000)%	1.170%	(600,000)	(2,108)	5,070	(7,177)
BNP Paribas		Citigroup
(Buy Protection)	6/20/2017	Global Markets	(1.000)%	2.750%	(475,000)	4,955	49,158	(44,203)
Burlington North Santa Fe		Credit Suisse
(Buy Protection)	9/20/2017	Securities LLC	(1.000)%	1.041%	(1,325,000)	(53,208)	(54,023)	815
Burlington North Santa Fe		Credit Suisse
(Buy Protection)	9/20/2017	Securities LLC	(1.000)%	0.180%	(575,000)	(23,090)	(23,389)	299
Burlington North Santa Fe		Deutsche Bank
(Buy Protection)	9/20/2017	Securities, Inc.	(1.000)%	1.041%	(500,000)	(20,079)	(20,500)	421
Campbell Soup Co.
(Buy Protection)	6/20/2017	BOA	(1.000)%	5.700%	(600,000)	(14,809)	(12,856)	(1,953)
CDX 19 HY 500 12/20/17		Credit Suisse
(Buy Protection)	12/20/2017	Securities LLC	(5.000)%	4.910%	(1,400,000)	(4,274)	(5,250)	976
CDX 19 HY 500 12/20/17
(Buy Protection)	12/20/2017	BOA	(5.000)%	4.740%	(650,000)	(1,985)	(6,951)	4,967
CDX 19 HY 500 12/20/17		Credit Suisse
(Buy Protection)	12/20/2017	Securities LLC	(5.000)%	4.721%	(250,000)	(763)	(2,969)	2,206
Chesapeake Energy Corp.
(Sell Protection)	6/20/2017	BOA	5.000%	6.890%	350,000	(6,091)	(25,569)	19,479
Chesapeake Energy Corp.
(Sell Protection)	6/20/2017	BOA	5.000%	6.250%	400,000	(6,961)	(19,889)	12,928
Chesapeake Energy Corp.		Citigroup
(Sell Protection)	6/20/2017	Global Markets	5.000%	7.700%	550,000	(9,571)	(55,153)	45,582
CMS Energy Co.		Citigroup Global
(Sell Protection)	6/20/2017	Markets	1.000%	1.740%	600,000	(57)	(21,284)	21,228
Deutsche Bank AG
(Buy Protection)	6/20/2017	BOA	(1.000)%	1.930%	(550,000)	(6,886)	29,778	(36,664)

The accompanying notes are an integral part of these financial statements.

80 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of swaps at December 31, 2012

				Implied Credit			Upfront
				Spread at			Premiums	Unrealized
	Maturity		Fixed Deal	December 31,	Notional		Paid	Appreciation /
Description	Date	Counterparty	(Pay) Rate	2012	Amount	Fair Value	(Received)	(Depreciation)
Credit Default Swaps (continued)
D.R. Horton, Inc.		Citigroup
(Buy Protection)	6/20/2017	Global Markets	(1.000%)	2.000%	$(600,000)	$15,827	$28,414	$(12,587)
Electricite de France
(Buy Protection)	12/20/2017	BOA	(1.000%)	1.050%	(550,000)	772	1,858	(1,087)
Ford Motor Company
(Sell Protection)	9/20/2017	BOA	5.000%	2.980%	750,000	101,944	68,238	33,707
Georgia-Pacific LLC
(Sell Protection)	6/20/2017	BOA	1.000%	1.350%	600,000	1,901	(10,270)	12,171
Hewlett-Packard Co.
(Sell Protection)	6/20/2017	BOA	1.000%	1.900%	700,000	(51,175)	(29,360)	(21,815)
ITRX Series 18 EUR
100 12/20/2017
(Buy Protection)	12/20/2017	BOA	(1.000%)	1.269%	(350,000)	3,807	5,851	(2,045)
ITRX Series 18 EUR
100 12/20/2017
(Buy Protection)	12/20/2017	BOA	(1.000%)	1.240%	(700,000)	7,613	18,050	(10,438)
ITRX Series 18 EUR
SUB 500 12/20/2017
(Buy Protection)	12/20/2017	BOA	(5.000%)	2.930%	(100,000)	(15,979)	(12,308)	(3,671)
ITRX Series 18 EUR
SUB 500 12/20/2017
(Buy Protection)	12/20/2017	BOA	(5.000%)	2.810%	(50,000)	(7,990)	(6,555)	(1,435)
ITRX Series 18 EUR
SUB 500 12/20/2017
(Buy Protection)	12/20/2017	BOA	(5.000%)	2.420%	(170,000)	(27,165)	(26,906)	(259)
ITRX EUR XOVER Series 18
500 12/20/2017
(Buy Protection)	12/20/2017	BOA	(5.000%)	5.490%	(490,000)	(4,518)	12,761	(17,279)
MGM Resorts International		Credit Suisse
(Sell Protection)	9/20/2017	Securities LLC	5.000%	8.580%	375,000	(3,857)	(48,854)	44,997
Newmnot Mining Corp.
(Sell Protection)	6/20/2017	BOA	1.000%	1.270%	600,000	(4,306)	(7,969)	3,662
New York Times Co.		Credit Suisse
(Buy Protection)	12/20/2017	Securities LLC	(1.000%)	2.990%	(850,000)	65,149	76,680	(11,531)
Republic of South Africa		Citigroup
(Buy Protection)	9/20/2017	Global Markets	(1.000%)	1.590%	(550,000)	9,662	15,838	(6,176)
Republic of Turkey		Credit Suisse
(Buy Protection)	9/20/2017	Securities LLC	(1.000%)	2.500%	(600,000)	5,276	42,950	(37,674)
Tesoro Corp.		Credit Suisse
(Buy Protection)	9/20/2017	Securities LLC	(5.000%)	2.250%	(400,000)	(60,212)	(50,742)	(9,471)
Tesoro Corp.		Credit Suisse
(Buy Protection)	9/20/2017	Securities LLC	(5.000%)	2.650%	(375,000)	(56,449)	(40,115)	(16,334)
Tesoro Corp.		Citigroup
(Buy Protection)	9/20/2017	Global Markets	(5.000%)	2.950%	(750,000)	(112,898)	(69,341)	(43,557)
Textron Financial Corp.
(Buy Protection)	3/20/2017	BOA	(1.000%)	3.700%	(725,000)	(23,300)	(22,351)	(948)
The Clorox Co.
(Buy Protection)	6/20/2017	BOA	(1.000%)	6.900%	(600,000)	(14,013)	(9,197)	(4,815)
Time Warner Cable, Inc.
(Sell Protection)	6/20/2017	BOA	1.000%	1.300%	600,000	1,786	(8,834)	10,619
Toll Brothers, Inc.		Citigroup
(Buy Protection)	6/20/2017	Global Markets	(1.000%)	1.680%	(600,000)	9,490	19,615	(10,126)
Westvaco Corp.		Credit Suisse
(Buy Protection)	12/20/2017	Securities LLC	(1.000%)	1.220%	(900,000)	932	9,738	(8,806)
Westvaco Corp.
(Buy Protection)	9/20/2017	BOA	(1.000%)	1.270%	(550,000)	(789)	7,238	(8,028)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 81

Litman Gregory Masters Alternative Strategies Fund

schedule of swaps at December 31, 2012

							Upfront
							Premiums	Unrealized
	Maturity			Floating Rate	Notional		Paid	Appreciation /
Description	Date	Counterparty	Fixed Rate	Index	Amount	Fair Value	(Received)	(Depreciation)
Total Return Swaps
Aegis Group Plc		Bloomberg		1-Month
(GBP)	1/16/2013	Tradebook	2.356%	GBP-LIBOR-BBA	2,050,398	4,413	—	4,413
Australand Property Group		Bloomberg		1-Month
(AUD)	1/16/2013	Tradebook	3.461%	AUD-LIBOR	302,194	(4,973)	—	(4,973)
Flinders Mines Ltd.				1-Month
(AUD)	1/16/2013	UBS	0.229%	AUD-LIBOR	132,407	(13,069)	—	(13,068)
Gloucester Coal Ltd.				1-Month
(AUD)	1/16/2013	UBS	2.580%	AUD-LIBOR	1,064,469	—	—	—
Sundance Resources Ltd.		Bloomberg		1-Month
(AUD)	1/16/2013	Tradebook	0.350%	AUD-LIBOR	358,529	14,185	—	14,185
Yancoal Australia Ltd.				1-Month
(AUD)	1/16/2013	UBS	1.288%	AUD-LIBOR	203,863	44,455	—	44,455
Yancoal Australia Ltd.				1-Month
(AUD)	1/16/2013	UBS	2.392%	AUD-LIBOR	814,405	30,213	—	30,213
						(297,889)	(268,239)	(29,649)

The accompanying notes are an integral part of these financial statements.

82 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of options written at December 31, 2012

Contracts		Value
	Best Buy Co., Inc. Call Option
595	Expiration: January 2013,
	Exercise Price: $18.00	$1,785
218	Expiration: January 2013,
	Exercise Price: $20.00	218
	Best Buy Co., Inc. Put Option
595	Expiration: January 2013,
	Exercise Price: $15.00	193,375
595	Expiration: January 2013,
	Exercise Price: $14.00	136,850
	Dollar Thrifty Automotive Group Put Option
15	Expiration: January 2013,
	Exercise Price: $67.50	—
60	Expiration: January 2013,
	Exercise Price: $65.00	—
	Freeport-McMoRan Copper & Gold, Inc.
	Call Option
60	Expiration: January 2013,
	Exercise Price: $32.00	13,620
23	Expiration: February 2013,
	Exercise Price: $34.00	3,427
20	Expiration: January 2013,
	Exercise Price: $33.00	3,200
7	Expiration: January 2013,
	Exercise Price: $29.50	3,185
	Freeport-McMoRan Copper & Gold, Inc.
	Put Option
30	Expiration: January 2013,
	Exercise Price: $29.50	270
20	Expiration: January 2013,
	Exercise Price: $27.50	80
	McMoRan Exploration Co. Call Option
699	Expiration: January 2013,
	Exercise Price: $16.00	12,582
	MetroPCS Communications, Inc. Call Option
305	Expiration: January 2013,
	Exercise Price: $14.00	1,525
292	Expiration: January 2013,
	Exercise Price: $15.00	1,460
	MetroPCS Communications, Inc. Put Option
28	Expiration: January 2013,
	Exercise Price: $9.00	140
	Robbins & Myers, Inc. Call Option
25	Expiration: January 2013,
	Exercise Price: $60.00	125
	Shaw Group, Inc. (The) Call Option
117	Expiration: January 2013,
	Exercise Price: $43.00	43,290
4	Expiration: January 2013,
	Exercise Price: $44.00	1,080
	Shaw Group, Inc. (The) Put Option
5	Expiration: January 2013,
	Exercise Price: $27.00	125
	Sprint Nextel Corp. Call Option
94	Expiration: January 2013,
	Exercise Price: $6.00	188
	Sprint Nextel Corp. Put Option
180	Expiration: January 2013,
	Exercise Price: $5.50	540
	TNT Express N.V. Call Option
42	Expiration: February 2013,
	Exercise Price: $8.00	5,233
37	Expiration: January 2013,
	Exercise Price: $7.80	4,879
51	Expiration: February 2013,
	Exercise Price: $8.80	2,488
	Western Digital Corp. Call Option
249	Expiration: January 2013,
	Exercise Price: $40.00	75,198

Total Options Written
(Premiums received $277,212)		$504,863

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 83

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(07/01/12 to	(07/01/12 to
	(07/01/12)	(12/31/12)	12/31/12)	12/31/12)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,092.10	$6.68	1.27%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,091.90	$7.99	1.52%
Litman Gregory Masters Equity Fund – Institutional Hypothetical -
(5% return before expenses)	$1,000.00	$1,018.75	$6.44	1.27%
Litman Gregory Masters Equity Fund – Investor Hypothetical -
(5% return before expenses)	$1,000.00	$1,017.50	$7.71	1.52%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$1,181.70	$6.25	1.14%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$1,180.40	$7.62	1.39%
Litman Gregory Masters International Fund – Institutional Hypothetical -
(5% return before expenses)	$1,000.00	$1,019.41	$5.79	1.14%
Litman Gregory Masters International Fund – Investor Hypothetical -
(5% return before expenses)	$1,000.00	$1,018.15	$7.05	1.39%
Litman Gregory Masters Value Fund – Institutional Actual	$1,000.00	$1,095.60	$7.43	1.41%
Litman Gregory Masters Value Fund – Institutional Hypothetical -
(5% return before expenses)	$1,000.00	$1,018.05	$7.15	1.41%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,101.50	$8.19	1.55%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.34	$7.86	1.55%
Litman Gregory Masters Focused Opportunities Fund – Institutional Actual	$1,000.00	$1,084.20	$7.13	1.36%
Litman Gregory Masters Focused Opportunities Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.30	$6.90	1.36%

84 Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited) (Continued)

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(07/01/12 to	(07/01/12 to
	(07/01/12)	(12/31/12)	12/31/12)	12/31/12)
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,053.30	$8.00	1.55%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$1,052.90	$9.29	1.80%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.34	$7.86	1.55%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,016.19	$9.12	1.80%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366) (to reflect the one-half year period).

Expense Examples 85

Litman Gregory Funds Trust

Statements of Assets and Liabilities at December 31, 2012

				Smaller	Focused	Alternative
		International		Companies	Opportunities	Strategies
	Equity Fund	Fund	Value Fund	Fund	Fund	Fund
ASSETS
Investments in securities at cost	$234,576,898	$1,254,825,283	$69,410,974	$53,525,027	$47,226,458	$306,178,427
Repurchase agreements at cost	—	32,751,000	—	—	—	89,919,000
Total investments at cost	$234,576,898	$1,287,576,283	$69,410,974	$53,525,027	$47,226,458	$396,097,427
Investments in securities at value	$266,220,003	$1,414,343,945	$76,256,113	$63,869,363	$57,290,081	$328,592,587
Repurchase agreements at value	—	32,751,000	—	—	—	89,919,000
Total investments at value	266,220,003	1,447,094,945	76,256,113	63,869,363	57,290,081	418,511,587
Cash	8,939,901	1,534	1,111,713	7,341,966	383,135	9,032
Cash, denominated in foreign currency (cost of $11, $172, $7,136, $—, $— and $112,200, respectively)	11	172	7,136	—	—	111,948
Deposit at Brokers for securities sold short, options and swaps	—	—	—	—	—	17,458,134
Receivables:
Securities sold	673,106	13,245,634	567,463	71,161	430,670	3,188,833
Dividends and interest	125,983	810,572	82,692	26,244	80,684	2,170,191
Fund shares sold	760,187	4,687,957	104,851	384,112	157,675	7,673,457
Foreign tax reclaim	9,976	1,284,190	25,371	—	24,159	26,249
Variation margin	—	—	—	—	—	15,157
Paydowns	—	—	—	—	—	8,036
Other receivables	—	—	—	—	—	39,048
Unrealized gain on forward exchange contracts	—	2,776,263	73,694	—	80,931	318,362
Unrealized gain on swaps	—	—	—	—	—	458,315
Prepaid expenses	24,298	50,971	10,626	9,442	8,684	17,763
Total assets	276,753,465	1,469,952,238	78,239,659	71,702,288	58,456,019	450,006,112
LIABILITIES
Written options (premiums received, $—, $—, $—, $—, $—, and $277,212 respectively)	—	—	—	—	—	504,863
Securities sold short (proceeds, $—, $—, $—, $—, $—, and $16,537,663 respectively)	—	—	—	—	—	16,740,297
Payables:
Advisory fees	255,281	1,091,335	71,560	67,187	49,886	360,940
Securities purchased	892,595	13,588,297	—	179,783	—	2,156,860
Fund shares redeemed	1,027,691	2,505,596	76,678	105,607	89,771	614,590
Foreign taxes withheld	7,383	42,683	—	—	1,274	10,123
Trustees fees	1,088	21	10	—	128	14
Professional fees	37,741	64,579	32,236	31,529	31,757	49,200
Line of credit	—	—	—	—	—	20,500,000
Line of credit interest	—	—	—	—	—	26,367
Dividend and interest on swaps	—	—	—	—	—	21,618
Variation margin	—	—	—	—	—	12,635
Short dividend	—	—	—	—	—	44,979
Swap premiums received	—	—	—	—	—	268,239
Unrealized loss on forward exchange contracts	—	2,185,815	485,838	—	403,927	309,799
Unrealized loss on swaps	—	—	—	—	—	487,964
Distribution fees for investor class (See Note 9)	93	56,950	—	—	—	26,192
Accrued other expenses	61,452	329,920	20,875	29,386	11,619	120,826
Total liabilities	2,283,324	19,865,196	687,197	413,492	588,362	42,255,506
NET ASSETS	$274,470,141	$1,450,087,042	$77,552,462	$71,288,796	$57,867,657	$407,750,606

The accompanying notes are an integral part of these financial statements.

86 Litman Gregory Funds Trust

Litman Gregory Funds Trust

Statements of Assets and Liabilities at December 31, 2012 – (Continued)

				Smaller	Focused	Alternative
		International		Companies	Opportunities	Strategies
	Equity Fund	Fund	Value Fund	Fund	Fund	Fund
Institutional Class:
Net Assets	$274,384,111	1,175,507,920	77,552,462	71,288,796	57,867,657	349,228,661
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	19,766,642	78,236,888	5,911,618	4,659,351	4,987,025	31,712,702
Net asset value, offering and redemption price per share	$13.88	$15.02	$13.12	$15.30	$11.60	$11.01
Investor Class:
Net Assets	$86,030	274,579,122	—	—	—	58,521,945
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	6,241	18,399,476	—	—	—	5,309,499
Net asset value, offering and redemption price per share	$13.79	$14.92	$—	$—	$—	$11.02
COMPONENTS OF NET ASSETS
Paid in capital	$242,358,534	$1,662,027,709	$98,886,483	$111,270,814	$67,156,496	$387,867,997
Undistributed net investment income (loss)	49,816	14,736,269	545,660	—	356,240	592,405
Accumulated net realized gain (loss) on investments, options, foreign currency transaction, futures and swap contracts	418,806	(386,870,670)	(28,314,067)	(50,326,354)	(19,387,116)	(2,677,892)
Net unrealized appreciation\depreciation on:
Investments	31,643,105	159,518,662	6,845,139	10,344,336	10,063,623	22,414,160
Foreign currency translations	(120)	675,072	(410,753)	—	(321,586)	16,743
Short sales	—	—	—	—	—	(202,634)
Written options	—	—	—	—	—	(227,650)
Futures	—	—	—	—	—	(2,874)
Swaps	—	—	—	—	—	(29,649)
Net assets	$274,470,141	$1,450,087,042	$77,552,462	$71,288,796	$57,867,657	$407,750,606

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities 87

Litman Gregory Funds Trust

Statements of Operations For the Year Ended December 31, 2012

				Smaller	Focused	Alternative
		International		Companies	Opportunities	Strategies
	Equity Fund	Fund	Value Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $87,984, $2,927,207, $53,127, $0, $24,815, and $47,590 respectively)	$4,113,554	$31,506,298	$1,655,752	$719,218	$1,050,719	$1,781,067
Interest	575	95,125	—	238	—	12,963,537
Total income	4,114,129	31,601,423	1,655,752	719,456	1,050,719	14,744,604
Expenses
Advisory fees	3,309,812	15,346,533	933,840	821,958	657,381	4,243,291
Transfer agent fees	149,667	1,283,082	47,206	65,593	10,764	152,536
Fund accounting fees	88,358	83,321	66,558	74,973	58,828	105,553
Administration fees	72,752	318,614	18,411	15,636	12,960	73,217
Professional fees	58,931	160,047	38,912	36,650	36,410	173,828
Trustee fees	57,905	129,479	42,869	41,801	41,150	56,329
Custody fees	55,950	1,058,377	18,820	26,248	18,019	411,357
Reports to shareholders	41,685	154,390	12,666	17,262	5,703	20,039
Registration expense	29,370	47,982	21,476	21,002	19,355	54,752
Miscellaneous	14,277	62,114	4,544	3,827	3,599	48,431
Insurance expense	11,464	58,896	3,007	2,334	2,218	5,129
Dividend & interest expense	—	—	—	—	—	447,850
Chief Compliance Officer fees	8,921	8,921	8,921	8,921	8,921	8,921
Distribution fees for investor class (See Note 9)	480	641,359	—	—	—	100,686
Total expenses	3,899,572	19,353,115	1,217,230	1,136,205	875,308	5,901,919
Less: fees waived (see Note 3)	(50,773)	(2,199,368)	(21,324)	(5,525)	(60,810)	(834,430)
Less: expenses paid indirectly (see Note 3)	(4,624)	(119)	(1,494)	(4,032)	(1,604)	(536)
Net expenses	3,844,175	17,153,628	1,194,412	1,126,648	812,894	5,066,953
Net investment income (loss)	269,954	14,447,795	461,340	(407,192)	237,825	9,677,651

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	26,007,365	(14,173,254)	9,343,683	13,482,920	4,518,733	224,169
Foreign currency transactions	(3,638)	8,547,030	409,886	—	387,749	(863,788)
Short Sales	—	—	—	—	—	(435,725)
Options	—	—	—	—	—	(164,042)
Futures	—	—	—	—	—	(375,449)
Swap contracts	—	—	—	—	—	(1,739,734)
Net realized gain (loss)	26,003,727	(5,626,224)	9,753,569	13,482,920	4,906,482	(3,354,569)
Net change in unrealized appreciation/depreciation on:
Investments	12,142,841	260,048,591	912,336	(771,392)	4,990,066	19,679,963
Foreign currency transactions	2,013	(7,728,157)	(731,556)	—	(584,931)	99,516
Short sales	—	—	—	—	—	3,828
Options	—	—	—	—	—	(236,262)
Futures	—	—	—	—	—	(5,095)
Swap contracts	—	—	—	—	—	(33,016)
Net change in unrealized appreciation/depreciation:	12,144,854	252,320,434	180,780	(771,392)	4,405,135	19,508,934
Net realized and unrealized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	38,148,581	246,694,210	9,934,349	12,711,528	9,311,617	16,154,365
Net increase in net assets resulting from operations	$38,418,535	$261,142,005	$10,395,689	$12,304,336	$9,549,442	$25,832,016

The accompanying notes are an integral part of these financial statements.

88 Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$269,954	$(873,160)	$14,447,795	$11,809,666
Net realized gain (loss) on investments and foreign currency	26,003,727	23,184,388	(5,626,224)	(11,786,638)
Net change in unrealized appreciation/depreciation on investments and foreign currency	12,144,854	(35,285,413)	252,320,434	(298,469,349)
Net increase (decrease) in net assets resulting from operations	38,418,535	(12,974,185)	261,142,005	(298,446,321)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(216,546)	—	(5,457,325)	(2,539,189)
Investor Class	—	—	(1,276,919)	(496,125)
From net realized gain
Institutional Class	(4,837,740)	—	—	—
Investor Class	(1,519)	—	—	—
Total distributions	(5,055,805)	—	(6,734,244)	(3,035,314)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	16,030,792	35,449,730	150,504,942	315,144,118
Investor Class	65,161	378,831	604,078	46,177,887
Reinvested distributions
Institutional Class	4,935,171	—	4,030,216	1,849,554
Investor Class	1,519	—	1,276,795	496,081
Redemption fee proceeds
Institutional Class	15,065	12,351	159,389	146,726
Investor Class	—	—	—	177
Payment for shares redeemed
Institutional Class	(86,442,922)	(61,667,771)	(362,475,255)	(338,480,240)
Investor Class	(317,993)	(202,325)	(12,831,547)	(1,578,054)
Net increase (decrease) in net assets from capital share transactions	(65,713,207)	(26,029,184)	(218,731,382)	23,756,249
Total increase (decrease) in net assets	(32,350,477)	(39,003,369)	35,676,379	(277,725,386)
NET ASSETS
Beginning of year	306,820,618	345,823,987	1,414,410,663	1,692,136,049
End of year	$274,470,141	$306,820,618	$1,450,087,042	$1,414,410,663
Undistributed net investment income (loss)	$49,816	$(140)	$14,736,269	$(1,794,817)
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	1,201,083	2,753,642	11,210,904	21,304,343
Reinvested distributions	361,551	—	271,395	149,038
Redeemed	(6,463,884)	(4,743,009)	(26,547,754)	(24,410,486)
Net decrease from capital share transactions	(4,901,250)	(1,989,367)	(15,065,455)	(2,957,105)
Investor Class:
Sold	4,919	29,882	45,962	3,112,631
Reinvested distributions	112	—	86,563	40,136
Redeemed	(24,609)	(15,008)	(953,905)	(111,081)
Net increase (decrease) from capital share transactions	(19,578)	14,874	(821,380)	3,041,686

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets 89

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Value Fund		Smaller Companies Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$461,340	$602,008	$(407,192)	$(835,454)
Net realized gain on investments and foreign currency	9,753,569	1,423,911	13,482,920	7,697,885
Net change in unrealized appreciation/depreciation on investments and foreign currency	180,780	(627,862)	(771,392)	(5,805,446)
Net increase in net assets resulting from operations	10,395,689	1,398,057	12,304,336	1,056,985
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(663,627)	(531,433)	—	—
From net realized gain
Institutional Class	—	—	—	—
Total distributions	(663,627)	(531,433)	—	—
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	4,422,235	8,668,433	4,137,552	4,184,137
Reinvested distributions
Institutional Class	653,558	522,663	—	—
Redemption fee proceeds
Institutional Class	1,775	1,453	534	1,075
Payment for shares redeemed
Institutional Class	(23,705,104)	(25,666,956)	(15,731,961)	(19,773,574)
Net decrease in net assets from capital share transactions	(18,627,536)	(16,474,407)	(11,593,875)	(15,588,362)
Total increase(decrease) in net assets	(8,895,474)	(15,607,783)	710,461	(14,531,377)
NET ASSETS
Beginning of year	86,447,936	102,055,719	70,578,335	85,109,712
End of year	$77,552,462	$86,447,936	$71,288,796	$70,578,335
Undistributed net investment income (loss)	$545,660	$338,062	$—	$—
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	357,590	723,741	286,926	314,018
Reinvested distributions	50,468	45,096	—	—
Redeemed	(1,896,040)	(2,129,019)	(1,096,547)	(1,470,702)
Net decrease from capital share transactions	(1,487,982)	(1,360,182)	(809,621)	(1,156,684)

The accompanying notes are an integral part of these financial statements.

90 Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Focused Opportunities Fund		Alternative Strategies Fund
	Year Ended	Year Ended	Year Ended	September 30, 2011*
	December 31,	December 31,	December 31,	through
	2012	2011	2012	December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$237,825	$443,567	$9,677,651	$399,036
Net realized gain (loss) on investments, options, foreign currency transaction, futures and swap contracts	4,906,482	6,638,625	(3,354,569)	162,197
Net change in unrealized appreciation/depreciation on investments, short sales, options, foreign currency transactions, futures and swap contracts	4,405,135	(4,696,385)	19,508,934	2,459,162
Net increase in net assets resulting from operations	9,549,442	2,385,807	25,832,016	3,020,395
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income Institutional Class	(585,002)	(281,808)	(7,389,041)	(286,028)
Investor Class	—	—	(1,041,308)	(23,959)
From net realized gain Institutional Class	—	—	(193,953)	(2,222)
Investor Class	—	—	(33,081)	(207)
Total distributions	(585,002)	(281,808)	(8,657,383)	(312,416)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	3,645,171	9,103,740	202,978,771	149,658,590
Investor Class	—	—	45,122,136	17,228,192
Reinvested distributions
Institutional Class	584,103	279,358	7,515,459	288,045
Investor Class	—	—	1,072,968	24,166
Redemption fee proceeds
Institutional Class	412	1,438	37,812	1,835
Investor Class	—	—	11,532	280
Payment for shares redeemed
Institutional Class	(12,287,671)	(19,991,023)	(28,317,438)	(532,606)
Investor Class	—	—	(7,055,597)	(166,151)
Net increase (decrease) in net assets from capital share transactions	(8,057,985)	(10,606,487)	221,365,643	166,502,351
Total increase (decrease) in net assets	906,455	(8,502,488)	238,540,276	169,210,330
NET ASSETS
Beginning of year	56,961,202	65,463,690	169,210,330	—
End of year	$57,867,657	$56,961,202	$407,750,606	$169,210,330
Undistributed net investment income (loss)	$356,240	$315,669	$592,405	$216,150
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	334,163	924,369	18,897,169	14,754,904
Reinvested distributions	51,103	28,275	691,560	27,966
Redeemed	(1,113,318)	(2,010,137)	(2,607,112)	(51,785)
Net increase (decrease) from capital share transactions	(728,052)	(1,057,493)	16,981,617	14,731,085
Investor Class:
Sold	—	—	4,196,492	1,677,961
Reinvested distributions	—	—	98,711	2,346
Redeemed	—	—	(649,684)	(16,327)
Net increase from capital share transactions	—	—	3,645,519	1,663,980

*	Commenced operations on September 30, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets 91

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

		Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.43	$12.97	$10.88	$7.54	$15.17
Income from investment operations:
Net investment income (loss)	0.01	(0.04)	(0.03)	(0.04)	(0.01)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.70	(0.50)	2.12	3.38	(7.03)
Total income (loss) from investment operations	1.71	(0.54)	2.09	3.34	(7.04)
Less distributions:
From net investment income	(0.01)	—	—	—	(0.01)
From net realized gain	(0.25)	—	—	—	(0.58)
Total distributions	(0.26)	—	—	—	(0.59)
Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^
Net asset value, end of year	$13.88	$12.43	$12.97	$10.88	$7.54
Total return	13.78%	(4.16)%	19.21%	44.30%	(46.76)%
Ratios/supplemental data:
Net assets, end of year (millions)	$274.4	$306.5	$345.7	$316.2	$256.6
Ratio of total expenses to average net assets:
Before fees waived	1.30%	1.28%	1.29%	1.34%	1.25%
After fees waived	1.28%[2]	1.26%	1.27%	1.33%	1.24%
Ratio of net investment income (loss) to average net assets:	0.09%	(0.26)%	(0.30)%	(0.39)%	(0.04)%
Portfolio turnover rate	74.03%[1]	71.42%[1]	77.22%[1]	87.83%[1]	101.71%

^	Amount represents less than $0.01 per share.

[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

[2]	Ratio excludes $4,621 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

92 Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.58	$15.05	$13.05	$9.47	$18.68
Income from investment operations:
Net investment income	0.16	0.11	0.07	0.06	0.32
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	2.35	(2.55)	2.00	3.59	(8.77)
Total income (loss) from investment operations	2.51	(2.44)	2.07	3.65	(8.45)
Less distributions:
From net investment income	(0.07)	(0.03)	(0.07)	(0.07)	(0.39)
From net realized gain	—	—	—	—	(0.37)
Total distributions	(0.07)	(0.03)	(0.07)	(0.07)	(0.76)
Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^
Net asset value, end of period	$15.02	$12.58	$15.05	$13.05	$9.47
Total return	19.96%	(16.24)%	15.86%	38.54%	(45.47)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,175.5	$1,173.6	$1,449.0	$1,241.0	$893.9
Ratio of total expenses to average net assets:
Before fees waived	1.30%	1.26%	1.28%	1.27%	1.22%
After fees waived	1.15%[2]	1.11%	1.14%	1.15%	1.07%
Ratio of net investment income to average net assets:	1.05%	0.73%	0.51%	0.53%	2.19%
Portfolio turnover rate	107.28%[1]	127.07%[1]	98.74%[1]	104.05%[1]	113.63%

^	Amount represents less than $0.01 per share.

[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

[2]	Ratio excludes $98 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 93

Litman Gregory Masters Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.68	$11.65	$10.53	$7.35	$15.09
Income from investment operations:
Net investment income	0.09	0.09	0.06	— ^	0.06
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.46	0.01	1.13	3.24	(7.17)
Total income (loss) from investment operations	1.55	0.10	1.19	3.24	(7.11)
Less distributions:
From net investment income	(0.11)	(0.07)	(0.07)	(0.06)	(0.14)
From net realized gain	—	—	—	—	(0.49)
Total distributions	(0.11)	(0.07)	(0.07)	(0.06)	(0.63)
Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^
Net asset value, end of year	$13.12	$11.68	$11.65	$10.53	$7.35
Total return	13.31%	0.88%	11.30%	44.04%	(47.35)%
Ratios/supplemental data:
Net assets, end of year (millions)	$77.6	$86.5	$102.1	$109.9	$90.5
Ratio of total expenses to average net assets:
Before fees waived	1.43%	1.39%	1.40%	1.45%	1.29%
After fees waived	1.41%[1]	1.36%	1.37%	1.42%	1.27%
Ratio of net investment income (loss) to average net assets:	0.54%	0.61%	0.54%	(0.02)%	0.54%
Portfolio turnover rate	29.63%	18.59%	41.67%	48.20%	38.76%

^	Amount represents less than $0.01 per share.

[1]	Ratio excludes $1,494 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

94 Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2012		2011	2010	2009	2008
Net asset value, beginning of year	$12.91		$12.85	$10.51	$6.98	$13.36
Income from investment operations:
Net investment loss	(0.09)		(0.15)	(0.08)	(0.07)	(0.02)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	2.48		0.21	2.42	3.60	(5.96)
Total income (loss) from investment operations	2.39		0.06	2.34	3.53	(5.98)
Less distributions:
From net realized gain	—		—	—	—	(0.40)
Total distributions	—		—	—	—	(0.40)
Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^
Net asset value, end of year	$15.30		$12.91	$12.85	$10.51	$6.98
Total return	18.51%		0.47%	22.26%	50.57%	(44.81)%
Ratios/supplemental data:
Net assets, end of year (millions)	$71.3		$70.6	$85.1	$85.6	$89.4
Ratio of total expenses to average net assets:
Before fees waived	1.58%		1.54%	1.56%	1.63%	1.39%
After fees waived	1.57	%¹	1.54%^^	1.55%	1.62%	1.39%
Ratio of net investment loss to average net assets:	(0.56)%		(1.06)%	(0.62)%	(0.73)%	(0.15)%
Portfolio turnover rate	142.07%		125.18%	113.76%	131.36%	142.21%

^	Amount represents less than $0.01 per share.
^^	Percentage impact rounds to less than 0.01%.

[1]	Ratio excludes $4,032 of fees paid indirectly or 0.01% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 95

Litman Gregory Masters Focused Opportunities Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

		Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.97	$9.67	$8.46	$5.69	$11.48
Income from investment operations:
Net investment income	0.06	0.08	0.06	0.01	0.01
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.69	0.27	1.22	2.79	(5.66)
Total income (loss) from investment operations	1.75	0.35	1.28	2.80	(5.65)
Less distributions:
From net investment income	(0.12)	(0.05)	(0.07)	(0.03)	(0.08)
From net realized gain	—	—	—	—	(0.06)
Total distributions	(0.12)	(0.05)	(0.07)	(0.03)	(0.14)
Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^
Net asset value, end of year	$11.60	$9.97	$9.67	$8.46	$5.69
Total return	17.55%	3.62%	15.13%	49.28%	(49.34)%
Ratios/supplemental data:
Net assets, end of year (millions)	$57.9	$57.0	$65.5	$64.2	$51.2
Ratio of total expenses to average net assets:
Before fees waived	1.46%	1.44%	1.45%	1.50%	1.36%
After fees waived	1.36%[1]	1.34%	1.35%	1.40%	1.28%
Ratio of net investment income to average net assets:	0.40%	0.70%	0.67%	0.19%	0.28%
Portfolio turnover rate	19.91%	33.11%	45.47%	62.70%	72.09%

^	Amount represents less than $0.01 per share.

[1]	Ratio excludes $1,604 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

96 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Year Ended	Period Ended
	December 31, 2012	December 31, 2011**
Net asset value, beginning of year	$10.32	$10.00
Income from investment operations:
Net investment income	0.30	0.03
Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.67	0.31
Total income from investment operations	0.97	0.34
Less distributions:
From net investment income	(0.27)	(0.02)
From net realized gain	(0.01)	—	^
Total distributions	(0.28)	(0.02)
Redemption fee proceeds	— ^	—
Net asset value, end of year	$11.01	$10.32
Total return	9.41%	3.41	%+
Ratios/supplemental data:
Net assets, end of year (millions)	$349.2	$152.0
Ratio of total expenses to average net assets:
Before fees waived	1.91%[2,4]	2.08	%*2,3
After fees waived	1.64%[4,5]	1.61	%*3
Ratio of net investment income (loss) to average net assets:	3.22%[4]	1.51	%*3
Portfolio turnover rate	160.54%[1]	34.19	%+[1]

*	Annualized.

+	Not annualized.

**	Commenced operations on September 30, 2011. ^Amount represents less than $0.01 per share.

^	Amount represents less than $0.01 per share.

[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

[2]	Does not include the impact of approximately $81,645 for the period ended December 31, 2011 and $131,223 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider (see note 3). Had such amounts been included, the annualized ratio of total expenses to average net assets before fee waived and expenses paid indirectly would have been 2.41% for the period ended December 31, 2011 and 1.96% for the year ended December 31, 2012.

[3]	Includes Interest & Dividend expense of 0.12% of average net assets.

[4]	Includes Interest & Dividend expense of 0.15% of average net assets.

[5]	Ratio excludes $465 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 97

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Year Ended December 31,			Period Ended
	2012	2011	2010	December 31, 2009**
Net asset value, beginning of year	$12.37	$12.94	$10.87	$8.32
Income from investment operations:
Net investment loss	(0.16)	(0.02)	(0.03)	(0.03)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	1.83	(0.55)	2.10	2.58
Total income (loss) from investment operations	1.67	(0.57)	2.07	2.55
Less distributions:
From net investment income	—	—	—	—
From net realized gain	(0.25)	—	—	—
Total distributions	(0.25)	—	—	—
Redemption fee proceeds	—	—	— ^	—
Net asset value, end of year	$13.79	$12.37	$12.94	$10.87
Total return	13.51%	(4.40)%	19.04%	30.65	%+
Ratios/supplemental data:
Net assets, end of year (thousands)	$86.0	$319.3	$141.6	$4.5
Ratio of total expenses to average net assets:
Before fees waived	1.55%	1.53%	1.54%	1.57	%*
After fees waived	1.53%[2]	1.51%	1.52%	1.56	%*
Ratio of net investment loss to average net assets:	(0.34)%	(0.46)%	(0.51)%	(0.70	)%*
Portfolio turnover rate	74.03%[1]	71.42%[1]	77.22%[1]	87.83	%+[1]

*	Annualized.

+	Not annualized.

**	Commenced operations on April 30, 2009. ^ Amount represents less than $0.01 per share.

^	Amount represents less than $0.01 per share.

[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

[2]	Ratio excludes $3 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

98 Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Year Ended December 31,			Period Ended
	2012	2011	2010	December 31, 2009**
Net asset value, beginning of year	$12.53	$15.03	$13.04	$9.85

Income from investment operations:
Net investment income	0.11	0.07	0.04	—

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	2.35	(2.54)	1.99	3.25

Total income (loss) from investment operations	2.46	(2.47)	2.03	3.25

Less distributions:
From net investment income	(0.07)	(0.03)	(0.04)	(0.06)

From net realized gain	—	—	—	—

Total distributions	(0.07)	(0.03)	(0.04)	(0.06)

Redemption fee proceeds	— ^	— ^	— ^	—

Net asset value, end of period	$14.92	$12.53	$15.03	$13.04

Total return	19.64%	(16.46)%	15.58%	32.97	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$274.6	$240.8	$243.2	$152.3

Ratio of total expenses to average net assets:
Before fees waived	1.55%	1.51%	1.53%	1.51	%*

After fees waived	1.40%[2]	1.36%	1.39%	1.39	%*

Ratio of net investment income (loss) to average net assets:	0.80%	0.46%	0.22%	(0.10	)%*

Portfolio turnover rate	107.28%[1]	127.07%[1]	98.74%[1]	104.05	%+[1]

*	Annualized.

+	Not annualized.

**	Commenced operations on April 30, 2009. ^Amount represents less than $0.01 per share.
^	Amount represents less than $0.01 per share.

[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

[2]	Ratio excludes $21 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 99

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Year Ended	Period Ended
	December 30, 2012	December 31, 2011**
Net asset value, beginning of year	$10.32	$10.00

Income from investment operations:
Net investment income	0.26	0.02

Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.68	0.32

Total income from investment operations	0.94	0.34

Less distributions:
From net investment income	(0.23)	(0.02)
From net realized gain	(0.01)	—	^

Total distributions	(0.24)	(0.02)
Redemption fee proceeds	— ^	—

Net asset value, end of year	$11.02	$10.32

Total return	9.16%	3.39	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$58.5	$17.2

Ratio of total expenses to average net assets:
Before fees waived	2.16%[2,4]	2.33	%*[2,3]

After fees waived	1.89%[4,5]	1.86	%*[3]

Ratio of net investment income (loss) to average net assets:	2.98%[4]	1.41	%*[3]

Portfolio turnover rate	160.54%[1]	34.19	%+[1]

*	Annualized.

+	Not annualized.

**	Commenced operations on September 30, 2011. ^Amount represents less than $0.01 per share.
^	Amount represents less than $0.01 per share.

[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

[2]	Does not include the impact of approximately $3,769 for the period ended December 31, 2011 and $20,109 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider (see note 3). Had such amounts been included, the annualized ratio of total expenses to average net assets before fee waived and expenses paid indirectly would have been 2.66% for the period ended December 31, 2011 and 2.21% for the year ended December 31, 2012.

[3]	Includes Interest & Dividend expense of 0.12% of average net assets.

[4]	Includes Interest & Dividend expense of 0.15% of average net assets.

[5]	Ratio excludes $71 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

100 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of six separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Value Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Focused Opportunities Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”).

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The Investor Class commenced operations on April 30, 2009.

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The Investor Class commenced operations on April 30, 2009.

Litman Gregory Masters Value Fund (“Value Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Focused Opportunities Fund (“Focused Opportunities Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Fund offers two classes of shares: Institutional and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). Both classes commenced operations on September 30, 2011.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

Notes to Financial Statements 101

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

B.	Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2012, there were restricted securities held in the International Fund, Smaller Companies Fund and Alternative Strategies Fund. The value of these securities were $4,371,348 or 0.3% in the International, $834,624 or 1.2% in the Smaller Companies, and $41,165,632 or 10.1% in the Alternative Strategies Fund, respectively of the Fund’s net assets. The Advisor has deemed all restricted securities liquid, except four securities in the Alternative Strategies Fund, which were valued at $2,629,626 or 0.6% of net assets. The acquisition date were 11/21/2011, 02/10/2012, 05/10/2012, and 08/24/2012 with a net cost of $2,641,365.

D.	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock

102 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Notes to Financial Statements 103

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

F.	Financial futures contracts. Each Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that each Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the company is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the company each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, each Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

G.	Short sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

H.	Credit default swaps. Each Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where each Fund is selling protection, the notional amount approximates the maximum loss.

I.	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

The Funds have reviewed the tax position, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2012, and has determined that no provision for income tax is required in the Funds’ financial statements. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

J.	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

K.	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Expenses that can be directly attributed to a specific class, such as 12b-1 expenses, and allocated to that specific class based on net assets.

L.	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities,

104 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

M.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

N.	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

O.	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

P.	Restricted Cash. At December 31, 2012, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities as Deposits at Brokers for securities sold short, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). On November 2, 2012, the Board of Trustees approved the Interim Unified Investment Advisory Agreement by and between Litman Gregory and the Funds (the “Interim Advisory Agreement”) which will automatically terminate upon the change of control of Litman Gregory (see Note 14). Under the terms of the Interim Advisory Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million
International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Value Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million
Focused Opportunities Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Alternative Strategies Fund	1.40% on the first $2 billion and
1.30% on assets between $2 and $3 billion
1.25% on assets between $3 and $4 billion
1.20% on assets in excess of $4 billion

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2014 the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.92% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund, and 1.02% of the Focused Opportunities Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2012, the amount waived, contractual and voluntary, was $50,773, $2,199,368, $21,324, $5,525, $60,810 and $9,047 for Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Value Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Focused Opportunities Fund and Litman Gregory Masters Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2014, Litman Gregory has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but

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not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 1.49% and 1.74%, respectively. For the year ended December 31, 2012, the amount waived contractually was $825,383 for the Alternative Strategies Fund. The Advisor may be reimbursed by the Fund no later than the end of the third fiscal year following the year of the waiver. The following table shows the waived or reimbursed expenses subject to potential recovery expiring on December 31:

		Alternative
Year Incurred	Expiration Year	Strategies Fund
2012	2015	$825,383

Certain service providers agreed to reduce all or a portion of their fees in the Alternative Strategies Fund for the first six months of operations. For the year ended December 31, 2012, these waived fees totaled $151,332 and for the year ended December 31, 2011, these fees totaled $85,414.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $53,526 annually for the services of the CCO.

No Managers used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the year ended December 31, 2012.

During the year ended December 31, 2012, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $90,000.

Note 4 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2012, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity Fund	$212,698,763	$276,697,834
International Fund	$1,444,407,538	$1,614,217,020
Value Fund	$24,289,964	$41,588,434
Smaller Companies Fund	$90,362,371	$103,917,758
Focused Opportunities Fund	$11,381,641	$19,396,305
Alternative Strategies Fund	$604,814,698	$390,055,840

Note 5 – Fair Value of Financial Instruments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible referred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

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Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of December 31, 2012. These assets are measured on a recurring basis.

Equity Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$256,314,305	$—	$—	$256,314,305
Depository Receipts	$6,954,512	$—	$—	$6,954,512
Exchange Traded Funds	$1,154,014	$—	$—	$1,154,014
Real Estate Investment Trusts	$1,797,172	$—	$—	$1,797,172
Total Equity	$266,220,003	$—	$—	$266,220,003
Short-Term Investments	$—	$—	$—	$—
Total Investments in Securities	$266,220,003	$—	$—	$266,220,003
Other Financial instruments*	$—	$—	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at fair value.

There were no significant transfers between Level 1 and Level 2 in the Fund as of December 31, 2012.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock
Belgium	$—	$24,335,060	$—	$24,335,060
Brazil	$—	$48,300,016	$—	$48,300,016
Canada	$75,593,497	$—	$—	$75,593,497
Denmark	$—	$24,020,538	$—	$24,020,538
France	$—	$117,723,861	$—	$117,723,861
Germany	$—	$162,769,845	$—	$162,769,845
Greece	$—	$8,640,019	$—	$8,640,019
Hong Kong	$—	$67,908,817	$—	$67,908,817
India	$—	$6,649,864	$—	$6,649,864
Ireland	$27,164,020	$—	$—	$27,164,020
Israel	$3,823,920	$—	$—	$3,823,920
Italy	$—	$23,696,663	$—	$23,696,663
Japan	$—	$197,565,692	$—	$197,565,692
Netherlands	$18,265,489	$—	$—	$18,265,489
Norway	$—	$18,087,500	$—	$18,087,500
Poland	$—	$15,657,255	$—	$15,657,255
Russia	$23,765,847	$—	$—	$23,765,847
South Korea	$—	$54,348,076	$—	$54,348,076
Spain	$—	$31,822,630	$—	$31,822,630
Switzerland	$22,161,581	$146,844,272	$—	$169,005,853
Taiwan	$—	$18,319,909	$—	$18,319,909
United Arab Emirates	$—	$14,715,847	$—	$14,715,847
United Kingdom	$39,905,875	$128,336,084	$—	$168,241,959
Depository Receipts
Brazil	$—	$7,388,850	$—	$7,388,850
China	$42,364,101	$—	$—	$42,364,101
Ireland	$14,168,000	$—	$—	$14,168,000
Real Estate Investment Trusts
United Kingdom	$—	$22,391,878	$—	$22,391,878
Total Equity	$267,212,330	$1,139,522,676	$—	$1,406,735,006
Short-Term Investments
United States	$—	$32,751,000	$—	$32,751,000
Total Short-Term Investments	$—	$32,751,000	$—	$32,751,000
Fixed Income
Convertible Bonds
United Kingdom	$—	$7,608,939	$—	$7,608,939
Total Fixed Income	$—	$7,608,939	$—	$7,608,939
Total Investments in Securities	$267,212,330	$1,179,882,615	$—	$1,447,094,945
Other Financial instruments*	$590,448	$—	$—	$590,448

*	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at fair value.

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Following is a summary of transfers out in which quoted prices in active markets for identical prices (Level 1) were used in determining fair value for the International Fund:

Transfers
out of
Description	Level 1*(1)
Equity
Common Stock	$(744,667,419)
Total Common Stock	$(744,667,419)

*	The amount of transfers out are reflected at the securities’ fair value at the end of the period.

Following is a summary of transfers in which significant other observable inputs (Level 2) were used in determining fair value for the International Fund:

Transfers
into
Description	Level 2*(1)
Equity
Common Stock	$744,667,419
Total Common Stock	$744,667,419

*	The amount of transfers in are reflected at the securities’ fair value at the end of the period.

(1)	Transfers between Level 1 and Level 2 for the Litman Gregory Masters International Fund relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. As of December 31, 2012, certain securities in the International Fund were adjusted using systematic fair valuation.

Value Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$71,862,705	$—	$—	$71,862,705
Depository Receipts	$4,393,408	$—	$—	$4,393,408
Total Equity	$76,256,113	$—	$—	$76,256,113
Total Investments in Securities	$76,256,113	$—	$—	$76,256,113
Other Financial instruments*	$(412,144)	$—	$—	$(412,144)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at fair value.

There were no significant transfers between Level 1 and Level 2 in the Fund as of December 31, 2012.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Smaller Companies Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$61,149,407	$834,624	$—	$61,984,031
Real Estate Investment Trusts	$1,885,332	$—	$—	$1,885,332
Total Equity	$63,034,739	$834,624	$—	$63,869,363
Total Investments in Securities	$63,034,739	$834,624	$—	$63,869,363
Other Financial instruments*	$—	$—	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at fair value.

There were no significant transfers between Level 1 and Level 2 in the Fund as of December 31, 2012.

Focused Opportunities Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$57,290,081	$—	$—	$57,290,081
Total Equity	$57,290,081	$—	$—	$57,290,081
Total Investments in Securities	$57,290,081	$—	$—	$57,290,081
Other Financial instruments*	$(322,996)	$—	$—	$(322,996)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at fair value.

There were no significant transfers between Level 1 and Level 2 in the Fund as of December 31, 2012.

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Alternative Strategies Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs		Total
Equity
Common Stock	$112,110,793	$—	$—		$112,110,793
Depository Receipts	$1,787,168	$—	$—		$1,787,168
Preferred Stock	$4,165,145	$191,484	$—		$4,356,629
Limited Partnership	$—	$—	$847,143	**	$847,143
Total Equity	$118,063,106	$191,484	$847,143	**	$119,101,733
Short-Term Investments
Government Issues	$—	$799,770	$—		$799,770
Repurchase Agreements	$—	$89,919,000	$—		$89,919,000
Total Short-Term Investments	$—	$90,718,770	$—		$90,718,770
Fixed Income
Asset Backed Securities	$—	$9,162,647	$1,782,483	(1)	$10,945,130
Bank Loans	$—	$9,412,519	$—		$9,412,519
Convertible Bonds	$—	$11,069,320	$—		$11,069,320
Corporate Bonds	$—	$65,738,755	$—		$65,738,755
Government Securities & Agency Issues	$—	$14,083,042	$—		$14,083,042
Mortgage Backed Securities	$—	$96,859,319	$—		$96,859,319
Total Fixed Income	$—	$206,325,602	$1,782,483	**	$208,108,085
Purchased Options	$582,999	$—	$—		$582,999
Total Investments in Securities	$118,646,105	$297,235,856	$2,629,626	**	$418,511,587
Other Financial instruments*
Forwards & Spot Contracts	$8,564	$—	$—		$8,564
Futures	$(2,874)	$—	$—		$(2,874)
Short Sales	$(16,740,297)	$—	$—		$(16,740,297)
Swaps - Total Return	$—	$75,224	$—		$75,224
Swaps - Credit Default	$—	$(373,112)	$—		$(373,112)
Written Options	$(504,863)	$—	$—		$(504,863)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

There were no significant transfers between Level 1 and Level 2 in the Fund as of December 31, 2012.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

The following is a summary of investments transferred from Level 3 to Level 2 for the Alternative Strategies Fund:

Transfers
into
Description	Level 2*
Fixed Income
Mortgage Backed Securities	$4,939,700
Total Fixed Income	$4,939,700

*	The amount of transfers in or out are reflected at the securities’ fair value at the end of the period. There were no transfers into or out of Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Alternative Strategies Fund:

					Change in
	Balance as of		Realized		unrealized			Transfers	Transfers	Balance as of
	December 31,		Gain		appreciation			into	out of	December 31,
Description	2011	Purchase	(Loss)	Amortization)	(depreciation		Sales	Level 3*	Level 3*	2012
Equity
Common Stock	$463,707	$—	$26,349	$—	$(21,505)		$(468,551)	$—	$—	$—
Limited
Partnership	$—	$1,210,192	$6,582	$—	$(9,269	)***	$(360,362)**	$—	$—	$847,143
Total Equity	$463,707	$1,210,192	$32,931	$—	$(30,774)		$(828,913)	$—	$—	$847,143
Fixed Income
Asset Backed
Securities	$299,653	$1,800,484	$148,172	$4,193	$(2,438	)***	$(467,581)	$—	$—	$1,782,483
Convertible
Bonds	$337,749	$—	$718	$—	$1,098	***	$(339,565)	$—	$—	$—
Mortgage
Backed
Securities	$4,325,587	$—	$—	$—	$614,113		$—	$—	$(4,939,700)	$—
Total Fixed
Income	$4,962,989	$1,800,484	$148,890	$4,193	$612,773		$(807,146)	$—	$(4,939,700)	$1,782,483
Total Investments in Securities	$5,426,696	$3,010,676	$181,821	$4,193	$581,999		$(1,636,059)	$—	$(4,939,700)	$2,629,626

*	The amount of transfers in or out are reflected at the securities’ fair value at the end of the period. The transfers out of Level 3 into Level 2 were because the securities were able to be priced from third party pricing services.

**	The amount of $360,362 is a return of capital.

***	The amounts represent the total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2012.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of December 31, 2012.

	Fair Value at
Financial Assets	December 31, 2012	Valuation Techniques	Unobservable Inputs	Ranges
Asset Backed Securities	$1,782,483	Discounted Cash Flows	Constant Default Rate	30%-45%
			Loss Severity	45%-55%
			Constant Prepayment Rate	0%-10%
Limited Partnership	$847,143	Property Valuation	Cap Rates Based on Rental Income	4.6-7.1
			Price Per Acre	$1,849-$14,000

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Note 6 – Income Taxes and Distributions to Shareholders

As of December 31, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

				Smaller	Focused	Alternative
	Equity	International	Value	Companies	Opportunities	Strategies
	Fund	Fund	Fund	Fund	Fund	Fund
Tax cost of Investments	$236,872,038	$1,311,186,799	$69,800,008	$54,330,413	$47,256,470	$380,416,450
Gross Tax Unrealized Appreciation	58,866,263	256,588,643	17,630,748	12,414,494	13,944,862	26,812,851
Gross Tax Unrealized Depreciation	(29,518,298)	(120,680,497)	(11,174,643)	(2,875,544)	(3,911,251)	(5,962,874)
Net Tax unrealized appreciation (depreciation) on investments	29,347,965	135,908,146	6,456,105	9,538,950	10,033,611	20,849,977
Net Tax unrealized appreciation (depreciation) on fwd contracts, foreign currency, SWAPS, & futures	(120)	84,624	1,391	—	1,410	(28,781)
Net Tax unrealized appreciation (depreciation)	29,347,845	135,992,770	6,457,496	9,538,950	10,035,021	20,821,196
Undistributed Ordinary Income	928,437	16,332,912	211,416	—	33,244	835,265
Undistributed Long-Term Capital Gains	1,835,325	—	—	—	—	—
Capital Loss Carry Forward	—	(364,266,349)	(27,925,033)	(49,520,968)	(19,357,104)	(1,034,335)
Post-October Currency Losses	—	—	(77,900)	—	—	—
Post-October Capital Losses	—	—	—	—	—	(709,114)
Other Accumulated Losses	—	—	—	—	—	(30,403)
Total accumulated gain/(loss)	32,111,607	(211,940,667)	(21,334,021)	(39,982,018)	(9,288,839)	19,882,609

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

During the year ended December 31, 2012, the Funds utilized the following amounts of capital loss carryforwards:

Capital Loss
Carryover Utilized
Equity Fund	$16,124,512
International Fund	—
Value Fund	9,326,675
Smaller Companies Fund	12,726,616
Focused Opportunities Fund	4,518,734
Alternative Strategies Fund	—

The capital loss carry forwards for each Fund were as follows:

	Capital Loss		Capital Loss		Capital Loss		Capital Loss
	Carryover	Expires	Carryover	Expires	Carryover	Expires	Carryover	Expires
Equity Fund	$—	12/31/16	$—	12/31/17	$—	—	$—	—
International Fund	33,453,061	12/31/16	223,137,040	12/31/17	72,520,467	ST No expiration	35,155,781	LT No expiration
Value Fund	9,391,322	12/31/16	18,533,711	12/31/17	—	—	—	—

Smaller Companies Fund	18,878,665	12/31/16	30,642,304	12/31/17	—	—	—	—

Focused Opportunities Fund	—	12/31/16	19,357,104	12/31/17	—	—	—	—

Alternative Strategies Fund	—	12/31/16	—	12/31/17	1,024,952	ST No expiration	9,383	LT No expiration

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2012, the following table shows the reclassifications made:

	Undistributed Net
	Investment	Accumulated Net	Paid In
	Income/(Loss)	Realized Gain/(Loss)	Capital
Equity Fund	$(3,452)	$(615,084)	$618,536
International Fund	8,817,535	(8,817,535)	—
Value Fund	409,885	(409,886)	1
Smaller Companies Fund	407,192	—	(407,192)
Focused Opportunities Fund	387,748	(387,748)	—
Alternative Strategies Fund	(871,047)	871,044	3

The permanent differences primarily relate to Paydown, Foreign currency gains/losses, and NOL adjustments.

The tax composition of dividends (other than return of capital dividends), for the years ended December 31, 2012 and 2011 as follows:

	2012		2011
		Long-term		Long-term
	Ordinary	Capital	Ordinary	Capital
	Income	Gain	Income	Gain
Equity Fund	$2,154,366	$2,901,439	$—	$—
International Fund	$6,734,244	$—	$3,035,314	$—
Value Fund	$663,627	$—	$531,433	$—
Smaller Companies Fund	$—	$—	$—	$—
Focused Opportunities Fund	$585,002	$—	$281,808	$—
Alternative Strategies Fund	$8,657,383	$—	$312,416	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2012.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, and PFIC adjustments.

Note 7 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward rate on the date the contract is entered into. At December 31, 2012, the Funds had the following forward contracts outstanding:

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Litman Gregory Masters International Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2012	Delivering	December 31, 2012	Appreciation	Depreciation
1/3/2013	11,024	U.S. Dollar	$12,040	Swiss Franc	$12,060	$—	$(20)
1/3/2013	14,676	Swiss Franc	16,036	U.S. Dollar	16,028	8	—
1/3/2013	2,356,102	Swiss Franc	2,574,452	U.S. Dollar	2,573,147	1,305	—
1/4/2013	33,023	U.S. Dollar	36,065	Swiss Franc	36,171	—	(106)
1/4/2013	68,612,579	Swedish Krona	10,530,670	U.S. Dollar	10,538,919	—	(8,249)
1/4/2013	29,345	Swiss Franc	32,141	U.S. Dollar	32,049	92	—
1/8/2013	1,165,715	U.S. Dollar	13,454,702	Japanese Yen	13,549,316	—	(94,614)
2/1/2013	17,358,500	Euro Currency	21,292,283	U.S. Dollar	22,892,991	—	(1,600,708)
2/1/2013	3,935,200	Euro Currency	5,092,660	U.S. Dollar	5,189,878	—	(97,218)
6/19/2013	99,000,000	U.S. Dollar	1,144,207	Japanese Yen	1,192,857	—	(48,650)
6/19/2013	75,000,000	U.S. Dollar	866,824	Japanese Yen	873,108	—	(6,284)
6/19/2013	2,116,000,000	Japanese Yen	27,230,844	U.S. Dollar	24,455,986	2,774,858	—
9/18/2013	27,150,000	Swiss Franc	29,472,427	U.S. Dollar	29,802,393	—	(329,966)
			$111,755,351		$111,164,903	$2,776,263	$(2,185,815)

Litman Gregory Masters Value Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2012	Delivering	December 31, 2012	Appreciation	Depreciation
1/17/2013	98,800	U.S. Dollar	$130,284	Euro Currency	$119,323	$10,961	$—
1/17/2013	19,700	U.S. Dollar	25,978	Euro Currency	24,790	1,188	—
1/17/2013	48,550	U.S. Dollar	64,021	Euro Currency	63,179	842	—
1/17/2013	80,000	U.S. Dollar	105,493	Euro Currency	102,955	2,538	—
1/17/2013	3,000	U.S. Dollar	3,956	Euro Currency	3,869	87	—
1/17/2013	1,650,500	U.S. Dollar	2,176,450	Euro Currency	2,134,195	42,255	—
1/17/2013	35,200	U.S. Dollar	46,417	Euro Currency	45,626	791	—
1/17/2013	12,200	U.S. Dollar	16,087	Euro Currency	15,827	260	—
1/17/2013	6,000	U.S. Dollar	7,912	Euro Currency	7,789	123	—
1/17/2013	19,940	U.S. Dollar	26,294	Euro Currency	25,473	821	—
1/17/2013	40,000	U.S. Dollar	52,746	Euro Currency	50,888	1,858	—
1/17/2013	24,600	U.S. Dollar	32,439	Euro Currency	32,003	436	—
1/17/2013	14,000	U.S. Dollar	18,461	Euro Currency	18,499	—	(38)
1/17/2013	2,088,000	Euro Currency	2,560,869	U.S. Dollar	2,753,364	—	(192,495)
1/17/2013	111,500	Euro Currency	137,503	U.S. Dollar	147,031	—	(9,528)
1/17/2013	180,000	Euro Currency	221,458	U.S. Dollar	237,359	—	(15,901)
1/17/2013	81,000	Euro Currency	101,259	U.S. Dollar	106,812	—	(5,553)
1/17/2013	98,000	Euro Currency	125,477	U.S. Dollar	129,229	—	(3,752)
1/17/2013	79,500	Euro Currency	103,035	U.S. Dollar	104,833	—	(1,798)
1/17/2013	32,000	Euro Currency	41,727	U.S. Dollar	42,197	—	(470)
1/17/2013	32,000	Euro Currency	41,962	U.S. Dollar	42,197	—	(235)
1/17/2013	67,000	Euro Currency	87,097	U.S. Dollar	88,350	—	(1,253)
1/17/2013	40,000	Euro Currency	52,868	U.S. Dollar	52,746	122	—
2/19/2013	58,000	U.S. Dollar	94,304	Pound Sterling	90,932	3,372	—
2/19/2013	51,000	U.S. Dollar	82,923	Pound Sterling	80,904	2,019	—
2/19/2013	97,720	U.S. Dollar	158,887	Pound Sterling	155,638	3,249	—
2/19/2013	115,300	U.S. Dollar	187,470	Pound Sterling	185,197	2,273	—
2/19/2013	21,500	U.S. Dollar	34,958	Pound Sterling	34,715	243	—
2/19/2013	16,500	U.S. Dollar	26,828	Pound Sterling	26,614	214	—
2/19/2013	29,120	U.S. Dollar	47,347	Pound Sterling	47,349	—	(2)

Notes to Financial Statements 115

Litman Gregory Funds Trust

 NOTES TO FINANCIAL STATEMENTS – (Continued)

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2012	Delivering	December 31, 2012	Appreciation	Depreciation
2/19/2013	45,000	U.S. Dollar	73,167	Pound Sterling	73,125	42	—
2/19/2013	515,000	Pound Sterling	804,559	U.S. Dollar	837,357	—	(32,798)
2/19/2013	3,810,724	Pound Sterling	5,976,016	U.S. Dollar	6,195,994	—	(219,978)
2/19/2013	85,000	Pound Sterling	136,168	U.S. Dollar	138,205	—	(2,037)
			$13,802,420		$14,214,564	$73,694	$(485,838)

Litman Gregory Masters Focused Opportunities Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2012	Delivering	December 31, 2012	Appreciation	Depreciation
1/17/2013	107,900	U.S. Dollar	$142,284	Euro Currency	$130,313	$11,971	$—
1/17/2013	34,200	U.S. Dollar	45,098	Euro Currency	43,036	2,062	—
1/17/2013	54,535	U.S. Dollar	71,913	Euro Currency	70,967	946	—
1/17/2013	90,000	U.S. Dollar	118,680	Euro Currency	115,825	2,855	—
1/17/2013	7,000	U.S. Dollar	9,231	Euro Currency	9,027	204	—
1/17/2013	1,686,700	U.S. Dollar	2,224,186	Euro Currency	2,181,004	43,182	—
1/17/2013	53,615	U.S. Dollar	70,700	Euro Currency	69,495	1,205	—
1/17/2013	18,400	U.S. Dollar	24,264	Euro Currency	23,871	393	—
1/17/2013	9,000	U.S. Dollar	11,868	Euro Currency	11,683	185	—
1/17/2013	30,130	U.S. Dollar	39,731	Euro Currency	38,491	1,240	—
1/17/2013	60,000	U.S. Dollar	79,120	Euro Currency	76,332	2,788	—
1/17/2013	37,400	U.S. Dollar	49,318	Euro Currency	48,655	663	—
1/17/2013	21,500	U.S. Dollar	28,351	Euro Currency	28,409	—	(58)
1/17/2013	2,430,000	Euro Currency	2,980,322	U.S. Dollar	3,204,347	—	(224,025)
1/17/2013	132,200	Euro Currency	163,030	U.S. Dollar	174,327	—	(11,297)
1/17/2013	214,000	Euro Currency	263,289	U.S. Dollar	282,193	—	(18,904)
1/17/2013	103,000	Euro Currency	128,761	U.S. Dollar	135,822	—	(7,061)
1/17/2013	116,000	Euro Currency	148,524	U.S. Dollar	152,965	—	(4,441)
1/17/2013	97,500	Euro Currency	126,364	U.S. Dollar	128,570	—	(2,206)
1/17/2013	48,000	Euro Currency	62,591	U.S. Dollar	63,296	—	(705)
1/17/2013	49,000	Euro Currency	64,255	U.S. Dollar	64,614	—	(359)
1/17/2013	100,000	Euro Currency	129,996	U.S. Dollar	131,866	—	(1,870)
1/17/2013	62,000	Euro Currency	81,945	U.S. Dollar	81,757	188	—
2/19/2013	44,700	U.S. Dollar	72,679	Pound Sterling	70,080	2,599	—
2/19/2013	31,300	U.S. Dollar	50,892	Pound Sterling	49,653	1,239	—
2/19/2013	20,500	U.S. Dollar	33,332	Pound Sterling	32,511	821	—
2/19/2013	50,600	U.S. Dollar	82,272	Pound Sterling	80,590	1,682	—
2/19/2013	4,835	U.S. Dollar	7,861	Pound Sterling	7,849	12	—
2/19/2013	12,700	U.S. Dollar	20,649	Pound Sterling	20,506	143	—
2/19/2013	75,600	U.S. Dollar	122,921	Pound Sterling	121,633	1,288	—
2/19/2013	9,900	U.S. Dollar	16,097	Pound Sterling	15,969	128	—
2/19/2013	17,904	U.S. Dollar	29,111	Pound Sterling	28,458	653	—
2/19/2013	17,590	U.S. Dollar	28,600	Pound Sterling	27,920	680	—
2/19/2013	68,100	U.S. Dollar	110,726	Pound Sterling	107,912	2,814	—
2/19/2013	42,075	U.S. Dollar	68,411	Pound Sterling	67,439	972	—
2/19/2013	53,624	U.S. Dollar	87,189	Pound Sterling	87,193	—	(4)
2/19/2013	19,000	U.S. Dollar	30,893	Pound Sterling	30,875	18	—
2/19/2013	289,000	Pound Sterling	451,490	U.S. Dollar	469,895	—	(18,405)
2/19/2013	1,963,009	Pound Sterling	3,078,552	U.S. Dollar	3,191,874	—	(113,322)
2/19/2013	53,000	Pound Sterling	84,905	U.S. Dollar	86,175	—	(1,270)
			$11,440,401		$11,763,397	$80,931	$(403,927)

116 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Litman Gregory Masters Alternative Strategies Fund

						Asset	Liability
						Derivatives	Derivatives
			U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Fund Receiving	December 31, 2012	Delivering	December 31, 2012	Appreciation	Depreciation
1/2/2013	1,300,000	Euro Currency	$1,679,340	U.S. Dollar	$1,714,049	$—	$(34,709)
1/2/2013	1,300,000	U.S. Dollar	1,714,049	Euro Currency	1,698,710	15,339	—
1/2/2013	1,614	U.S. Dollar	2,128	Euro Currency	2,129	—	(1)
1/2/2013	5,469	Australian Dollar	5,678	U.S. Dollar	5,684	—	(6)
1/2/2013	1,673	Euro Currency	2,205	U.S. Dollar	2,206	—	(1)
1/2/2013	53,648	Norwegian Krone	9,580	U.S. Dollar	9,641	—	(61)
1/3/2013	86,000	Euro Currency	111,468	U.S. Dollar	113,391	—	(1,923)
1/3/2013	86,000	U.S. Dollar	113,391	Euro Currency	113,683	—	(292)
1/3/2013	8,103	Australian Dollar	8,422	U.S. Dollar	8,421	1	—
1/7/2013	593,000	Euro Currency	776,018	U.S. Dollar	781,898	—	(5,880)
1/8/2013	1,590,000	Euro Currency	2,080,456	U.S. Dollar	2,096,506	—	(16,050)
1/10/2013	840,000	Euro Currency	1,089,841	U.S. Dollar	1,107,607	—	(17,766)
1/10/2013	6,100,000	Mexican Peso	471,206	U.S. Dollar	470,256	950	—
1/10/2013	6,100,000	U.S. Dollar	470,256	Mexican Peso	469,509	747	—
1/14/2013	725,000	Canadian Dollar	736,684	U.S. Dollar	727,888	8,796	—
1/14/2013	207,000	Euro Currency	267,641	U.S. Dollar	272,956	—	(5,315)
1/14/2013	825,000	U.S. Dollar	402,329	Brazilian Real	394,907	7,422	—
1/14/2013	725,000	U.S. Dollar	727,888	Canadian Dollar	733,982	—	(6,094)
1/15/2013	558,000	Euro Currency	725,528	U.S. Dollar	735,800	—	(10,272)
1/18/2013	76,341,100	Japanese Yen	906,785	New Zealand Dollar	881,209	25,576	—
1/18/2013	1,100,000	Japanese Yen	908,434	New Zealand Dollar	906,785	1,649	—
1/18/2013	77,269,500	New Zealand Dollar	891,926	Japanese Yen	925,106	—	(33,180)
1/18/2013	1,100,000	New Zealand Dollar	925,106	Japanese Yen	908,434	16,672	—
1/22/2013	228,000	Euro Currency	300,150	U.S. Dollar	300,668	—	(518)
1/23/2013	150,000	Euro Currency	198,766	U.S. Dollar	197,810	956	—
1/24/2013	501,000	EuroCurrency	663,540	U.S. Dollar	660,690	2,850	—
1/29/2013	370,000	Euro Currency	488,826	U.S. Dollar	487,956	870	—
1/31/2013	181,000	Euro Currency	239,285	U.S. Dollar	238,707	578	—
2/5/2013	86,000	Euro Currency	113,714	U.S. Dollar	113,424	290	—
3/4/2013	195,000	Pound Sterling	311,690	U.S. Dollar	317,045	—	(5,355)
3/11/2013	100,000	Swiss Franc	107,406	U.S. Dollar	109,351	—	(1,945)
3/15/2013	2,735,200	Australian Dollar	2,857,663	U.S. Dollar	2,827,699	29,964	—
3/15/2013	30,000	Australian Dollar	31,280	U.S. Dollar	31,015	265	—
3/15/2013	4,000	Australian Dollar	4,129	U.S. Dollar	4,135	—	(6)
3/15/2013	150,000	Australian Dollar	155,072	U.S. Dollar	155,073	—	(1)
3/15/2013	22,356,000	Canadian Dollar	22,609,040	U.S.Dollar	22,416,517	192,523	—
3/15/2013	190,000	Canadian Dollar	192,764	U.S. Dollar	190,514	2,250	—
3/15/2013	1,500,000	Canadian Dollar	1,505,197	U.S. Dollar	1,504,060	1,137	—
3/15/2013	40,000	Canadian Dollar	40,118	U.S. Dollar	40,108	10	—
3/15/2013	2,462,000	Euro Currency	3,203,104	U.S. Dollar	3,248,178	—	(45,074)
3/15/2013	25,000	Euro Currency	32,543	U.S. Dollar	32,983	—	(440)
3/15/2013	40,000	Euro Currency	52,769	U.S. Dollar	52,773	—	(4)
3/15/2013	190,000	Euro Currency	250,788	U.S. Dollar	250,672	116	—
3/15/2013	110,000	Euro Currency	145,497	U.S. Dollar	145,126	371	—
3/15/2013	10,280,000	Japanese Yen	124,894	U.S. Dollar	118,716	6,178	—
3/15/2013	1,500,000	Japanese Yen	18,192	U.S. Dollar	17,322	870	—
3/15/2013	30,000	Japanese Yen	360	U.S. Dollar	346	14	—
3/15/2013	430,000	Japanese Yen	5,135	U.S. Dollar	4,966	169	—
3/15/2013	1,700,000	Japanese Yen	20,157	U.S. Dollar	19,632	525	—
3/15/2013	343,000	Malaysian Ringgit	111,147	U.S. Dollar	111,610	—	(463)
3/15/2013	1,925,000	Norwegian Krone	339,643	U.S. Dollar	345,043	—	(5,400)
3/15/2013	2,490,000	Norwegian Krone	441,695	U.S. Dollar	446,315	—	(4,620)
3/15/2013	360,000	Norwegian Krone	64,531	U.S. Dollar	64,527	4	—

Notes to Financial Statements 117

Litman Gregory Funds Trust

 NOTES TO FINANCIAL STATEMENTS – (Continued)

						Asset	Liability
						Derivatives	Derivatives
			U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Fund Receiving	December 31, 2012	Delivering	December 31, 2012	Appreciation	Depreciation
3/15/2013	120,000	Norwegian Krone	21,455	U.S. Dollar	21,509	—	(54)
3/15/2013	1,520,000	Singapore Dollar	1,244,665	U.S. Dollar	1,244,273	392	—
3/15/2013	18,000	Singapore Dollar	14,734	U.S. Dollar	14,735	—	(1)
3/15/2013	17,000	Singapore Dollar	13,932	U.S. Dollar	13,916	16	—
3/15/2013	125,000	U.S. Dollar	129,227	Australian Dollar	130,690	—	(1,463)
3/15/2013	262,000	U.S. Dollar	270,860	Australian Dollar	275,076	—	(4,216)
3/15/2013	760,000	U.S. Dollar	785,702	Australian Dollar	793,820	—	(8,118)
3/15/2013	30,000	U.S. Dollar	31,015	Australian Dollar	31,512	—	(497)
3/15/2013	30,000	U.S. Dollar	31,014	Australian Dollar	31,429	—	(415)
3/15/2013	15,000	U.S. Dollar	15,507	Australian Dollar	15,463	44	—
3/15/2013	4,200,000	U.S. Dollar	4,211,369	Canadian Dollar	4,255,910	—	(44,541)
3/15/2013	7,900,000	U.S. Dollar	7,921,385	Canadian Dollar	7,967,525	—	(46,140)
3/15/2013	57,000	U.S. Dollar	75,202	Euro Currency	74,585	617	—
3/15/2013	40,000	U.S. Dollar	52,773	Euro Currency	52,690	83	—
3/15/2013	510,000	U.S. Dollar	672,856	Euro Currency	675,078	—	(2,222)
3/15/2013	92,000	U.S. Dollar	121,378	Euro Currency	122,001	—	(623)
3/15/2013	170,000	U.S. Dollar	1,963	Japanese Yen	2,046	—	(83)
3/15/2013	13,000,000	U.S. Dollar	150,127	Japanese Yen	155,685	—	(5,558)
3/15/2013	740,000	U.S. Dollar	8,546	Japanese Yen	8,795	—	(249)
3/15/2013	30,000	U.S. Dollar	347	Japanese Yen	351	—	(4)
3/15/2013	52,000	U.S. Dollar	9,321	Norwegian Krone	9,281	40	—
3/15/2013	130,000	U.S. Dollar	23,301	Norwegian Krone	23,223	78	—
3/15/2013	70,000	U.S. Dollar	57,302	Singapore Dollar	57,468	—	(166)
5/13/2013	27,000	Euro Currency	35,569	U.S. Dollar	35,642	—	(73)
			$65,555,004		$65,546,441	$318,362	$(309,799)

Note 8 – Written Options Contracts

The premium amount and the number of option contracts written during the year ended December 31, 2012 were as follows:

	Alternative Strategies Fund
	Premium	Number of
	Amount	Contracts
Options outstanding at December 31, 2011	$112,620	733
Options written	1,942,869	29,556
Options closed	(343,478)	(4,237)
Options exercised	(660,952)	(7,099)
Options expired	(773,847)	(14,587)
Options outstanding at December 31, 2012	$227,212	4,366

Note 9 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund, and Alternative Strategies Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2012, the Equity, International, and Alternative Strategies Investor Classes incurred $480, $641,359, and $100,686, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

118 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 10 – Line of Credit

The Trust has an unsecured $75,000,000 line of credit for the Equity Fund, International Fund, Value Fund, Smaller Companies Fund, and Focused Opportunities Fund (“the five Funds”). Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.00% per annum. As compensation for holding available the lending commitment, the Trust pays 0.10% per annum fee on the unused portion of the commitment on the unsecured line, which is allocated among the five Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust also has a secured $50,000,000 line of credit for Alternative Strategies Fund with its custodian. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.10% per annum. As compensation for holding available the lending commitment, the Trust pays 0.15% per annum fee on the unused portion of the commitment on the secured line, which is paid for by the Alternative Fund. The fee is payable monthly in arrears. For the year ended December 31, 2012, there were no borrowings for the five Funds and there was an outstanding balance of $20,500,000 for the Alternative Strategies Fund. The average borrowing for the year was $9,245,902 at an average borrowing rate of 1.2725%.

Note 11 – Limited Partnership Investment

On June 27, 2012, the First Pacific Advisors LLC on behalf the Litman Gregory Masters Alternative Strategies Fund executed an agreement to invest in U.S. Farming Realty Trust II, LP, a limited partnership investment. The capital commitment of this investment is approximately $1.3 million. The remaining commitment as of December 31, 2012 is $446,226.

Note 12 – Other Derivative Information

At December 31, 2012, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

International Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$2,776,263	Unrealized loss on forward exchange contracts	$2,185,815
	Total		$2,776,263		$2,185,815

Value Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$73,694	Unrealized loss on forward exchange contracts	$485,838
	Total		$73,694		$485,838

Focused Opportunities Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$80,931	Unrealized loss on forward exchange contracts	$403,927
	Total		$80,931		$403,927

Alternative Strategies Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$318,362	Unrealized loss on forward exchange contracts	$309,799
Credit swaps		Unrealized gain on swaps	$310,605	Unrealized loss on swaps	$415,479
Equity swaps		Unrealized gain on swaps	$147,710	Unrealized loss on swaps	$72,485
Equity contracts		Investments in securities	$582,999	Written options	$504,863
		*	—	*	$2,701
Interest rate contracts		*	—	*	$173
	Total		$1,359,676		$1,305,500

*	Includes cumulative appreciation/depreciation on futures contracts described previously. Only current days variation margin is report within the Statement of Assets and Liabilities.

Notes to Financial Statements 119

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

For the year ended December 31, 2012, the effect of derivative contracts on the Funds’ Statements of Operations were as follows:

International Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$10,402,529	$10,402,529	Foreign exchange contracts		$(7,869,927)	$(7,869,927)
	Total	$10,402,529	$10,402,529		Total	$(7,869,927)	$(7,869,927)

Value Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$434,398	$434,398	Foreign exchange contracts		$(737,709)	$(737,709)
	Total	$434,398	$434,398		Total	$(737,709)	$(737,709)

Focused Opportunities Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$413,252	$413,252	Foreign exchange contracts		$(592,329)	$(592,329)
	Total	$413,252	$413,252		Total	$(592,329)	$(592,329)

Alternative Strategies Fund

Net Realized Gain (Loss) on
Derivative Instruments
		Foreign Currency			Swap
Statement of Operations Location		Transactions	Options	Futures	Contracts
Credit		—	—	—	$(607,972)
Equity		—	$(82,917)	$(310,470)	$(1,131,762)
Interest rate		—	—	$(64,979)	—
Foreign exchange rate		$(729,093)	$(81,125)	—	—
	Total	$(729,093)	$(164,042)	$(375,449)	$(1,739,734)

Net Change in Unrealized Appreciation (Depreciation)
on Derivative Instruments
		Foreign Currency	Investments	Written		Swap
Statement of Operations Location		Transactions	in Securities	Options	Futures	Contracts
Credit		—	—	—	—	$(108,875)
Equity		—	$13,217	$(223,889)	$(4,922)	$75,859
Interest rate		—	—	—	$(173)	—
Foreign exchange rate		$99,516	$16,345	$(12,373)	—	—
	Total	$99,516	$29,562	$(236,262)	$(5,095)	$(33,016)

Volume of Derivative Instruments for the International Fund during the year ended December 31, 2012:

		Quarterly
Derivative Type	Unit of Measurement	Average
Forward Foreign Currency Exchange Contracts	Contracts to Deliver/Receive	4,708,585,709

Volume of Derivative Instruments for the Value Fund during the year ended December 31, 2012:

		Quarterly
Derivative Type	Unit of Measurement	Average
Forward Foreign Currency Exchange Contracts	Contracts to Deliver/Receive	7,914,906

120 Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Volume of Derivative Instruments for the Focused Opportunities Fund during the year ended December 31, 2012:

		Quarterly
Derivative Type	Unit of Measurement	Average
Forward Foreign Currency Exchange Contracts	Contracts to Deliver/Receive	6,257,243

Volume of Derivative Instruments for the Alternative Strategies Fund during the year ended December 31, 2012:

		Quarterly
Derivative Type	Unit of Measurement	Average
Credit Default & Total Return Swaps	Notional Quantity	28,558,608
Forward Foreign Currency
Exchange Contracts	Contracts to Deliver/Receive	4,722,525,557
Futures Contracts	Notional Quantity	5,674,861
Purchased Option Contracts	Contracts	1,042,161
Written Option Contracts	Contracts	(2,312)
Purchased Option Currency Contracts	Principal Amount	440,000
Written Option Currency Contracts	Principal Amount	(440,000)

Note 13 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Asset-backed securities investment risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

Notes to Financial Statements 121

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NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of its assets in stocks of companies based outside of the United States.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

•	Multi-Strategy Management Risk. This is the risk that the Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account.

•	Unfavorable Tax Treatment Risk: This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

122 Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Non-Diversification Risk. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding a larger number of securities. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Note 14 – Subsequent Events

On November 2, 2012, the Board of Trustees approved to terminate The Unified Investment Advisory Agreement dated May 28, 2003, as amended from time to time, by and between Litman Gregory Fund Advisors, LLC (“Litman Gregory”) and the Trust, on behalf each of the Funds (the “Prior Advisory Agreement”), upon the proposed change of control of Litman Gregory.

Upon the termination of the Prior Advisory Agreement, the Funds may continue to retain Litman Gregory to serve as the investment adviser pursuant to the Interim Unified Investment Advisory Agreement by and between Litman Gregory and the Funds (the “Interim Advisory Agreement”) pursuant to Rule 15a-4 under the 1940 Act, provided that certain conditions are met.

A new Unified Investment Advisory Agreement between Litman Gregory and the Funds (the “New Advisory Agreement”) must be approved by a majority of the Funds’ outstanding voting securities in order for Litman Gregory to continue to serve as the investment adviser to the Funds upon the termination of the Interim Advisory Agreement.

Both the Interim Advisory Agreement and the New Advisory Agreement contain substantially the same terms and conditions as the Prior Advisory Agreement, with the exception of the effective and termination dates and such other differences the Board finds to be immaterial.

The proxy shareholder meeting is scheduled for March 15, 2013. The definitive proxy statement filed on December 31, 2012 with the Securities and Exchange Commission discusses the change of control in further detail.

Notes to Financial Statements 123

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Litman Gregory Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, securities sold short, financial futures contracts, swaps and options written, of the Litman Gregory Funds Trust, comprising Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Value Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Focused Opportunities Fund and Litman Gregory Masters Alternative Strategies Fund (the “Funds”), as of December 31, 2012, and the related statements of operations, and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the periods ended on or prior to December 31, 2011 were audited by other auditors whose report dated February 27, 2012, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Value Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Focused Opportunities Fund and Litman Gregory Masters Alternative Strategies Fund as of December 31, 2012, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

March 1, 2013

124 Litman Gregory Funds Trust

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OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Change of Independent Registered Public Accounting Firm

On November 2, 2012, the Audit Committee of the Board of Directors of the Company approved the appointment of Cohen Fund Audit Services, Ltd. (“Cohen”) as the Company’s independent registered public accounting firm, replacing PricewaterhouseCoopers LLP (“PwC”). On December 10, 2012, the Audit Committee engaged Cohen to audit the Company’s financial statements for the fiscal year ended December 31, 2012.

PwC’s report on the financial statements of the Company for each of the fiscal years ended December 31, 2010 and December 31, 2011, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2010, December 31, 2011, and through November 2, 2012, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. During the fiscal years ended December 31, 2010, December 31, 2011, and through November 2, 2012, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

Other Information 125

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

Barclays Aggregate Bond Index

Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

The Chicago Board Options Exchange (CBOE) Volatility Index

The Chicago Board Options Exchange (CBOE) Volatility Index shows the market’s expectation of 30-day volatility.

The Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The S&P 500 Index consists of 500 stocks that represent a sample of the leading companies in leading industries. This index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 22 developed non-U.S. markets.

The EuroStoxx 50 Index

The EuroStoxx 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations.

The HFRI Merger Arbitrage Index

The HFRI Merger Arbitrage Index is a fund weighted (equal weighted) index that measures the net of fees performance of hedge funds that invest in merger arbitrage strategies. Merger Arbitrage strategies typically employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.

LIBOR

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

The Lipper International Large-Cap Core Fund Index

The Lipper International Large-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the international large cap core fund objective, as determined by Lipper, Inc.

The Lipper Multi-Cap Core Fund Index

The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

The Lipper Large-Cap Value Fund Index

The Lipper Large-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in the large-cap value range, as determined by Lipper, Inc. Lipper categorizes Value Funds as those that seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

The Lipper Small-Cap Core Fund Index

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

The BofA Merrill Lynch Corporate Master Index

The BofA Merrill Lynch Corporate Master Index is an unmanaged index comprised of approximately 4,256 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by Standard and Poor’s Ratings Group and Moody’s Investors Service, Inc. Only bonds with minimum maturity of one year are included.

The BofA Merrill Lynch US High Yield Master II Index

The BofA Merrill Lynch US High Yield Master II Index (H0A0) is an unmanaged index consisting of U.S. dollar denominated bonds that are rated BB1/BB+ or lower, but not currently in default.

Each Morningstar Category Average

Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World ex U.S. Index

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

126 Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

The MSCI All Country World ex U.S. Value Index

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index

The MSCI Emerging Markets Index measures the equity market performance of 21 emerging market countries.

The MSCI World ex U.S. Index

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The NASDAQ Composite Index

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange.

The PrimeX

The PrimeX indexes serve as standardized, diverse, and liquid tools referencing securitized non-Agency fixed-rate or hybrid adjustable rate mortgage loans. The indexes currently reference 2005, 2006, and 2007 vintages. The PrimeX.FRM.1 Index references fixed-rate mortgage loans issued between 1/1/2005 and 6/30/2006. The PrimeX.FRM.2 Index references fixed-rate mortgage loans issued between 7/1/2006 and 12/31/2007.

The Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

The Russell 2000 Growth Index

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The S&P 500 Equal Weight Index

The S&P 500 Equal Weight Index has the same 500 stocks as the capitalization-weighted S&P 500, but each company in the index is allocated a fixed weight of 0.20%.

The S&P/LSTA U.S. Leveraged Loan 100 Index

The S&P/LSTA U.S. Leveraged Loan 100 Index seeks to mirror the market-weighted performance of the largest institutional leveraged loans, as determined by criteria, based upon market weightings, spreads, and interest payments.

S&P Global (ex U.S.) LargeMidCap Index

S&P Global (ex U.S.) LargeMidCap Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Index Definitions 127

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

2.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

3.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

4.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

5.	Capex (capital expenditures) are expenditures creating future benefits.

6.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

7.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

8.	Correlation is a statistical measure of how two securities move in relation to each other.

9.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

10.	Diversification is the spreading of risk by putting assets in several categories of investments.

11.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

12.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

13.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

14.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

15.	Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

16.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

17.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

18.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

19.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

20.	Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.

21.	One basis point equals 1/100th of 1 percent.

22.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

23.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

24.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

25.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

128 Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

26.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

27.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

28.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

29.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

30.	Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

Industry Terms and Definitions 129

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Litman Gregory Masters Equity Fund	100.00%
Litman Gregory Masters International Fund	100.00%
Litman Gregory Masters Value Fund	100.00%
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Focused Opportunities Fund	100.00%
Litman Gregory Masters Alternative Strategies Fund	23.81%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2012 was as follows:

Litman Gregory Masters Equity Fund	100.00%
Litman Gregory Masters International Fund	46.00%
Litman Gregory Masters Value Fund	100.00%
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Focused Opportunities Fund	100.00%
Litman Gregory Masters Alternative Strategies Fund	14.80%

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2012, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Litman Gregory Masters Equity Fund	N/A
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Value Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Focused Opportunities Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	N/A

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Equity	0.00%
International	0.00%
Value	0.00%
Smaller Companies	0.00%
Focused Opportunities	0.00%
Alternative Strategies	2.62%

For the year ended December 31, 2012, the Litman Gregory Masters International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

		Portion of Ordinary Income Distribution
Creditable Foreign Taxes Paid	Per Share Amount	Derived from foreign Sourced Income
$2,847,640	$0.0295	98.38%

130 Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

	Position(s)	Term of Office
Name, Address and	Held with	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served	During the Past 5 Years	Held by Trustee
A. George Battle 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1944)	Trustee	Term: Open Ended Time Served: 16 years	Executive Chairman, Ask Jeeves, 2004 - 2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	Director of Advent Software; Expedia Inc.; Fair Isaac Co.; Netflix Inc.; LinkedIn Corporation; OpenTable, Inc. and Workday, Inc.
Frederick August Eigenbrod, Jr. PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1941)	Trustee	Term: Open Ended Time Served: 16 years	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	None
Taylor M. Welz 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1959)	Trustee	Term: Open Ended Time Served: 16 years	CPA/PFS, CFP. President, CCO & Sole Owner, Welz Financial Services, Inc., since 2007. Partner, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	None
Harold M. Shefrin, PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1948)	Trustee	Term: Open Ended Time Served: 16 years	Professor, Department of Finance, Santa Clara University, since 1979.	SA Funds – Investment Trust
Kenneth E. Gregory* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1957)	President and Trustee	Term: Open Ended Time Served: 16 years	President of the Advisor; President of Litman/Gregory Research, Inc. (publishers) and Litman/Gregory Asset Management, LLC (investment advisors), Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research), since 2000.	None
Craig A. Litman* 100 Larkspur Landing Circle, Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Term: Open Ended Time Served: 16 years	Treasurer and Secretary of the Advisor; Vice President and Secretary of Litman/ Gregory Research Inc.; Chairman of Litman/Gregory Asset Management, LLC.	None
Jeremy DeGroot* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1963)	Assistant Secretary and Trustee	Term: Open Ended Time Served: 16 years	Chief Investment Officer of Litman/ Gregory Asset Management, LLC.	None
John Coughlan 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Term: Open Ended Time Served: 16 years	Chief Operating Officer, Litman/Gregory Fund Advisors, LLC and Chief Financial Officer of Litman/ Gregory Asset Management, LLC.	None

* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

Trustee and Officer Information 131

NOTES

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132 Notes

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Privacy Notice 133

Advisor:

Litman Gregory Fund Advisors, LLC

Orinda, CA 94563

Distributor:

Quasar Distributors, LLC

615 E. Michigan St., 2nd Floor

Milwaukee, WI 53202

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O BFDS

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Value Fund	MSVFX	53700T405	307
Smaller Companies Fund	MSSFX	53700T306	308
Focused Opportunities Fund	MSFOX	53700T702	314
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “board”) has determined that Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and that Mr. Shefrin is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Cohen Fund Audit Services, Ltd.	PricewaterhouseCoopers, LLP
	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$113,000	$202,892
Audit-Related Services	$0	$0
Tax Fees	$26,000	$35,681
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Cohen Fund Audit Services, Ltd.	PricewaterhouseCoopers, LLP
	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	Cohen Fund Audit Services, Ltd.	PricewaterhouseCoopers, LLP
Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Not applicable. The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Not applicable because it is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Litman Gregory Funds Trust

By	/s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date	March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date	March 5, 2013

By	/s/ John Coughlan
John Coughlan, Treasurer and Principal Financial Officer

Date	March 5, 2013